UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06114
Cavanal Hill Funds
(Exact name of registrant as specified in charter)
Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Address of principal executive offices)	(Zip code)
Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)
Registrant’s telephone number, including area code:	1-800-762-7085

Date of fiscal year end:	8/31/11

Date of reporting period:	8/31/11

Item 1. Reports to Stockholders.

ANNUAL REPORT August 31, 2011

TABLE OF CONTENTS

Management Discussion of Fund Performance

Statements of Assets and Liabilities
Page 15

Statements of Operations
Page 18

Statements of Changes in Net Assets
Page 21

Schedules of Portfolio Investments
Page 27

Notes to Financial Statements
Page 63

Financial Highlights
Page 73

Report of Independent Registered Public Accounting Firm
Page 83

Additional Fund Information
Page 84

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or summary prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus or summary prospectus. To obtain a prospectus or summary prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

The Cavanal Hill Funds are distributed by BOSC, Inc., a registered Broker/Dealer, member FINRA/SIPC. BOSC, Inc. is a subsidiary of BOK Financial Corporation and an affiliate of Cavanal Hill Investment Management, Inc. and BOKF, NA.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, BOKF, NA, any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

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CAVANAL HILL MONEY MARKET FUNDS

INVESTMENT CONCERNS

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

Money market investors continued to face a challenging interest rate environment fueled by weak housing, employment, consumer sentiment and other economic data. This backdrop prompted the Federal Reserve (the “Fed”) to maintain the extraordinary easing program it launched in December 2008, holding the federal funds rate target in a range of 0% to 0.25%. Furthermore, the Fed announced late in the period that disappointing economic conditions would likely require the central bank to keep the rate target at this unusually low level well into 2013.

The Fed’s monetary policy, combined with concerns about the health of the U.S. economic recovery and mounting sovereign debt concerns in Europe (which remained more of a worry for investors than the debt challenges facing the United States and Standard & Poor’s downgrade of U.S. long-term debt), helped keep yields on U.S. Treasury bills and other taxable and tax-exempt money market securities unusually low. For example, the yield on the three-month U.S. Treasury bill declined from 0.14% on August 31, 2010, to 0.02% on August 31, 2011. Similarly, in the municipal money market, rates on variable-rate demand obligations (VRDO’s) tumbled to new lows.
The SIFMA Index1, which measures average VRDN rates, hit an all-time low of 0.07% in mid-July.*

THE CAVANAL HILL
U.S. TREASURY FUND
As usual, we primarily focused on maintaining portfolio liquidity, while looking for opportunities to enhance the Fund’s yield in the unusually low rate environment. For example, at various points throughout the 12-month period, we purchased FDIC (Federal Deposit Insurance Corporation)-backed debt securities, which offered relative value compared with the extremely low yields characteristic of overnight repurchase agreements. (FDIC-guaranteed debt typically includes senior unsecured debt of banks, thrifts and certain holding companies issues under the Temporary Liquidity Guarantee Program.) Yields on repurchase agreements fell to record lows in the second half of the period, due to new FDIC rules that took effect. We also purchased Treasury bills when they offered relative value, compared with repurchase agreements and FDIC-backed securities.*

THE CAVANAL HILL
CASH MANAGEMENT FUND
We continued to focus on securities we believed offered value and strong credit quality, including CDs, floating-rate notes and commercial paper. Our overall strategy was to invest in securities providing relative safety while seeking opportunities to enhance yield. Early in the period, we were able to capture some yield advantage with investments in floating-rate securities tied to LIBOR2. We also purchased some federal funds-based floaters (securities with yields that reset according to the federal funds rate target) that offered similar yield benefits.*

Throughout 2011, we focused on gradually reducing our unsecured exposure to certain European banks. Given the credit market uncertainty stemming from Europe’s debt problems and the U.S. ratings agencies’ increased scrutiny of big banks in the wake of the financial reform legislation, we scaled back our position.*

THE CAVANAL HILL
TAX-FREE MONEY MARKET FUND
 We continued to take steps to maintain sufficient liquidity in the low rate environment through a core holding of variable-rate demand notes. In addition, we looked for opportunities to enhance the Fund’s yield by extending the weighted average maturity, when appropriate. Our timely purchases of high-quality commercial paper and fixed-rate notes helped us achieve these objectives.*

OUTLOOK
 We expect money market rates to remain extremely low for the intermediate term, as the Fed has committed to holding rates steady in the face of a slowing economy, high unemployment and a weak housing market. Credit quality remains the primary focus within our money market funds, particularly in the Cash Management Fund, and we continue to position all the money market portfolios in liquid, high-credit-quality securities. Additionally, we will continue to evaluate opportunities to extend the funds’ weighted average maturities, as appropriate, to capture incrementally higher yields.

*The composition of the Fund’s portfolio is subject to change.

1The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, produced by Municipal Market Data (MMD), is a 7-day high-grade market index comprised of tax-exempt variable rated demand notes (VRDN’s) from MMD’s extensive database. SIFMA is a leading securities industry trade group representing securities firms, banks, and asset management companies in the U.S. and Hong Kong.

2The London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL INTERMEDIATE TAX-FREE BOND FUND

FUND GOAL

We seek to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities. We attempt to invest in investment-grade municipal securities within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three- and 10-years.

For the 12-month period ended August 31, 2011, the Intermediate Tax-Free Bond Fund A Shares (at NAV) posted a total return of 2.20%†, the Institutional Shares posted a total return of 2.38%, while the Investor Shares returned 2.14%. The Fund’s benchmark, the Barclays Capital U.S. Municipal Bond Index, posted a total return of 2.66%.

Early in the period, buying opportunities were abundant. As 2010 drew to a close, it became clear the government would not extend the Build America Bond program into 2011, so issuers rushed to the market. This onslaught of supply caused municipal bond yields to move considerably higher. This situation stabilized in early 2011, and rates in the municipal market, along with supply, moved lower during the remainder of the period.

In the climate of sluggish economic growth, state and local governments wrestled with getting their fiscal houses in order. Many could not justify bringing new bond deals to the market, and municipal investors faced a significant decrease in supply. (If year-to-date supply trends continue, it appears that supply in the 2011 calendar year will be approximately 40% less than in calendar year 2010.) In addition, the economic slowdown led to a flight to quality in the Treasury market, and municipal yields dropped in conjunction with their taxable counterparts.

Standard & Poor’s historic August 2011 downgrade of the United States’ long-term credit rating had a limited impact on municipal issuers. Only pre-refunded bonds and those supported by Fannie Mae and Freddie Mac were downgraded. However, the downgrade did create an environment of uncertainty, as the major ratings agencies indicated that they would be monitoring the new congressional deficit-cutting super-committee closely to see if any cuts they make affect state and local governments.

Throughout the 12-month period, we continued to focus on high-credit-quality securities while seeking to uncover attractive market opportunities. For example, one type of security we focused on was the “kicker” bond, which is a bond with a short call (typically, five years) and a final maturity in the 15-year range. This structure offers additional yield to the call, compared with a fixed-maturity bond, and if the bond is not called, the yield “kicks” higher to the final maturity.*

We also maintained a longer-than-benchmark duration (price sensitivity to interest rate changes) throughout the period, in anticipation of a falling-rate environment. While this strategy was not effective early on, it ultimately succeeded, as rates dropped in the second half of the period, nearing all-time lows by the end of August. Overall, the Fund slightly underperformed its benchmark for the 12 months, primarily due to the longer duration strategy early in the period.*

The securities in the Funds’ portfolio were rated AAA, AA, A, and BAA comprised 39.67%, 57.65%, 2.55%, and 0.04% of the Fund’s portfolio, respectively, as of August 31, 2011. Non-rated securities comprised 0.09% of the portfolio.*, **

Looking ahead, we expect investors will face low rates and supply constraints. In anticipation of the continued low-rate environment, we will seek to extend the Fund’s maturity at opportune times. While yields in the municipal market look attractive relative to comparable taxable alternatives, the nominal yields remain at or near all-time lows, which makes timing of purchases even more important.

†This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011. The A Shares began presenting performance linked to the Investor Class in September of 2011. Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods prior to May 2, 2011, the performance information would have been different as a result of lower annual operating expenses.

*The composition of the Fund’s portfolio is subject to change.

**The above credit quality ratings are derived from the underlying securities of the portfolio, and are rated by Moody’s. If a ratings from Moody’s is unavailable, S&P’s rating is used. If neither Moody’s or S&P ratings are available, Fitch’s rating is used.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL INTERMEDIATE TAX-FREE BOND FUND

INDEX DESCRIPTION
The performance of the Intermediate Tax-Free Bond Fund is measured against the Barclays Capital U.S. Municipal Bond Index, an unmanaged index that covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

INVESTMENT CONCERNS
Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	AVERAGE ANNUAL TOTAL RETURN
	For the periods ended 8/31/11	1 Year	5 Year	10 Year
	A Shares (at NAV)[1]	2.20%	4.80%	4.04%
	A Shares (with 3.75% load)[1]	-1.66%	4.00%	3.64%
	Investor Shares	2.14%	4.78%	4.03%
	Institutional Shares[1]	2.38%	5.07%	4.19%
	Barclays Capital U.S. Municipal
	Bond Index	2.66%	4.94%	4.95%
	Lipper Intermediate Municipal
	Debt Funds Average[2]	2.48%	4.25%	3.99%

	EXPENSE RATIO

				Gross
	A Shares			1.31%
	Investor Shares			1.46%
	Institutional Shares			1.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through September 2, 2012.

The above expense ratios are from the Funds’ prospectus dated May 1, 2011. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2011 can be found in the Financial Highlights.

[1]
This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

THE CAVANAL HILL SHORT-TERM INCOME FUND

FUND GOAL

We pursue a strategy of diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity of three years or less.

For the 12-month period ended August 31, 2011, the Short-Term Income Fund A Shares (at NAV) posted a total return of 4.44%†, the Institutional Shares posted a total return of 4.75%, while the Investor Shares returned 4.48%. The Fund’s benchmark, the BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index showed a total return of 2.82%.

A low rate environment, mounting concerns about U.S. and European sovereign debt, and economic uncertainty characterized the 12-month period. In the face of generally sluggish economic growth and continued-high unemployment, the Federal Reserve (the “Fed”) maintained its extraordinarily accommodative monetary policy, and, late in the period, the Fed announced it likely would keep rates low until 2013. In addition, the Fed launched and completed a second round of quantitative easing (QE2) in which the central bank purchased $600 billion of government securities. Overall, yields on most U.S. Treasuries declined during the period, with only the 30-year Treasury bond yield increasing slightly.

Throughout the first several months of the period, improving economic data and the impact of QE2 helped promote risk-taking in the financial markets. This led to a sharp rally among non-investment-grade corporate and municipal securities. Investment-grade spread (non-Treasury) sectors, including corporate bonds, mortgage-backed securities (MBS) and asset-backed securities, also benefited from the improving economic outlook and investor demand for yield.

Renewed concerns about the health of the economic recovery emerged in the spring of 2011 and gathered steam in the remaining months of the period. A combination of factors, including sovereign debt concerns in Europe and the United States, (which eventually led to Standard & Poor’s downgrading the United States’ long-term credit rating), weak first- and second-quarter gross domestic product1 growth, an uptick in the unemployment rate, faltering consumer confidence, and disappointing housing data, led to fears of a double-dip recession. These fears helped fuel a flight to quality, pushing Treasury yields lower and returns higher. In general, spreads widened and riskier assets underperformed. Nevertheless, the strong performance from high-yield securities earlier in the period offset the impact of the risk aversion, and non-investment-grade sectors were the performance leaders for the entire 12-month period.

Our security selection in the mortgage, corporate and Treasury sectors, combined with our duration (price sensitivity to interest rate changes) strategy, accounted for the bulk of the Fund’s outperformance relative to the benchmark. We began the period with a relatively short duration, in anticipation of rates rising. This strategy was effective, as encouraging economic data generally pushed rates higher during the first several months of the fiscal year. In addition, we continued to focus on high-credit-quality, yield-generating securities, primarily non-agency MBS. The combination of spread tightening and attractive yield levels led to solid performance for these securities. The Fund also benefited from its corporate bond holdings, which generated attractive performance during the “risk rally” that characterized the first half of the period.*

In early 2011, we began reducing the Fund’s exposure to the credit sector in favor of longer-duration Treasury securities, while also increasing overall portfolio duration. Mounting economic concerns in the second half of the fiscal year triggered a flight to quality, which boosted Treasury returns. In addition, demand for Treasuries sent yields tumbling, which benefited our longer-duration strategy.*

On the negative side, exposure to corporate bonds in the banking sector detracted from performance, as the financial sector struggled on weakening economic data. In addition, the Fund’s position in agency step-up securities (agencies with a series of increasing coupons paid to investors throughout the life of the bond) detracted from results. We purchased the securities to provide a hedge against potential future interest rate increases. When higher rates didn’t materialize, the bonds were called, and we had to reinvest the proceeds in a lower-yield, higher-price environment.*

As of August 31, 2011, 33% of the Fund’s assets was invested in the various classifications of mortgage securities, 33% was in U.S. Treasury securities, 13% was in corporate bonds, 13% was in agency securities, and 4% was in asset-backed securities. The Fund’s average maturity was 2.84 years on August 31, 2011.*

Looking ahead, interest rates and inflation are likely to remain low in an environment of slow growth and overall economic uncertainty. Currently, the Fed appears willing to remain on the sidelines, but the market hasn’t ruled out another round of quantitative easing from the central bank. Against this backdrop, we prefer to remain patient, limiting the Fund’s exposure to credit risk and maintaining our focus on high-quality, higher-yielding securities, including non-agency MBS.

†This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011. The A Shares began presenting performance linked to the Investor Class in September of 2011. Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods prior to May 2, 2011, the performance information would have been different as a result of lower annual operating expenses.

*The composition of the Fund’s portfolio is subject to change.

1The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL SHORT-TERM INCOME FUND

INDEX DESCRIPTION
The performance of the Short-Term Income Fund is measured against the BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index, an unmanaged index that is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

INVESTMENT CONCERNS
Short-term investment grade bonds generally offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The mortgage market in the U.S. continues to experience difficulties that may adversely affect the performance and fair value of certain mortgage-related investments.
VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	AVERAGE ANNUAL TOTAL RETURN
	For the periods ended 8/31/11	1 Year	5 Year	10 Year
	A Shares (at NAV)[1]	4.44%	3.10%	3.52%
	A Shares (with 2.50% load)[1]	1.81%	2.58%	3.26%
	Investor Shares	4.48%	3.10%	3.52%
	Institutional Shares[1]	4.75%	3.41%	3.68%
	BofA Merrill Lynch 1-5 Year U.S.
	Corporate/Government Index	2.82%	5.13%	4.47%
	Lipper Short Investment Grade
	Debt Funds Average[2]	1.68%	3.56%	3.34%

	EXPENSE RATIO

				Gross
	A Shares			1.34%
	Investor Shares			1.49%
	Institutional Shares			1.24%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through September 2, 2012.

The above expense ratios are from the Funds’ prospectus dated May 1, 2011. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2011 can be found in the Financial Highlights.

[1]
This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

THE CAVANAL HILL INTERMEDIATE BOND FUND

FUND GOAL

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three- and 10-years.

For the 12-month period ended August 31, 2011, the Intermediate Bond Fund A Shares (at NAV) posted a total return of 7.49%†, the Institutional Shares posted a total return of 7.88%, while the Investor Shares returned 7.72%. The Fund’s benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, showed total return of 4.45%.

A low rate environment, mounting concerns about U.S. and European sovereign debt, and economic uncertainty characterized the 12-month period. In the face of generally sluggish economic growth and continued-high unemployment, the Federal Reserve (the “Fed”) maintained its extraordinarily accommodative monetary policy, and, late in the period, the Fed announced it likely would keep rates low until 2013. In addition, the Fed launched and completed a second round of quantitative easing (QE2) in which the central bank purchased $600 billion of government securities. Overall, yields on most U.S. Treasuries declined during the period, with only the 30-year Treasury bond yield increasing slightly.

Throughout the first several months of the period, improving economic data and the impact of QE2 helped promote risk-taking in the financial markets. This led to a sharp rally among non-investment-grade corporate and municipal securities. Investment-grade spread (non-Treasury) sectors, including corporate bonds, mortgage-backed securities (MBS) and asset-backed securities, also benefited from the improving economic outlook and investor demand for yield.

Renewed concerns about the health of the economic recovery emerged in the spring of 2011 and gathered steam in the remaining months of the period. A combination of factors, including sovereign debt concerns in Europe and the United States, (which eventually led to Standard & Poor’s downgrading the United States’ long-term credit rating), weak first- and second-quarter gross domestic product1 growth, an uptick in the unemployment rate, faltering consumer confidence, and disappointing housing data, led to fears of a double-dip recession. These fears helped fuel a flight to quality, pushing Treasury yields lower and returns higher. In general, spreads widened and riskier assets underperformed. Nevertheless, the strong performance from high-yield securities earlier in the period offset the impact of the risk aversion, and non-investment-grade sectors were the performance leaders for the entire 12-month period.

Our security selection in the mortgage, corporate and Treasury sectors, combined with our duration (price sensitivity to interest rate changes) strategy, accounted for the bulk of the Fund’s outperformance relative to the benchmark. We began the period with a relatively short duration, in anticipation of rates rising. This strategy was effective, as encouraging economic data generally pushed rates higher during the first several months of the fiscal year. In addition, we continued to focus on high-credit-quality, yield-generating securities, primarily non-agency MBS. The combination of spread tightening and attractive yield levels led to solid performance for these securities. The Fund also benefited from its corporate bond holdings, which generated attractive performance during the “risk rally” that characterized the first half of the period.*

In early 2011, we began reducing the Fund’s exposure to the credit sector in favor of longer-duration Treasury securities, while also increasing overall portfolio duration. Mounting economic concerns in the second half of the fiscal year triggered a flight to quality, which boosted Treasury returns. In addition, demand for Treasuries sent yields tumbling, which benefited our longer-duration strategy.*

On the negative side, exposure to corporate bonds in the banking sector detracted from performance, as the financial sector struggled on weakening economic data. In addition, the Fund’s position in agency step-up securities (agencies with a series of increasing coupons paid to investors throughout the life of the bond) detracted from results. We purchased the securities to provide a hedge against potential future interest rate increases. When higher rates didn’t materialize, the bonds were called, and we had to reinvest the proceeds in a lower-yield, higher-price environment.*

As of August 31, 2011, 39% of the Fund’s assets was invested in the various classifications of mortgage securities, 32% was in U.S. Treasury securities, 18% was in corporate bonds, 5% was in agency securities, and 2% was in asset-backed securities. The Fund’s average maturity was 6.42 years on August 31, 2011.*

Looking ahead, interest rates and inflation are likely to remain low in an environment of slow growth and overall economic uncertainty. Currently, the Fed appears willing to remain on the sidelines, but the market hasn’t ruled out another round of quantitative easing from the central bank. Against this backdrop, we prefer to remain patient, limiting the Fund’s exposure to credit risk and maintaining our focus on high-quality, higher-yielding securities, including non-agency MBS.

†This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011. The A Shares began presenting performance linked to the Investor Class in September of 2011. Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods prior to May 2, 2011, the performance information would have been different as a result of lower annual operating expenses.

*The composition of the Fund’s portfolio is subject to change.

1The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL INTERMEDIATE BOND FUND

INDEX DESCRIPTION
The performance of the Intermediate Bond Fund is measured against the Barclays Capital U.S. Intermediate Aggregate Bond Index, an unmanaged index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

INVESTMENT CONCERNS
Intermediate-term investment grade bonds generally offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The mortgage market in the U.S. continues to experience difficulties that may adversely affect the performance and fair value of certain mortgage-related investments.
VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	AVERAGE ANNUAL TOTAL RETURN
	For the periods ended 8/31/11	1 Year	5 Year	10 Year
	A Shares (at NAV)[1]	7.49%	4.26%	4.25%
	A Shares (with 3.75% load)[1]	3.42%	3.46%	3.85%
	Investor Shares	7.72%	4.23%	4.24%
	Institutional Shares[1]	7.88%	4.51%	4.40%
	Barclays Capital U.S. Intermediate
	Aggregate Bond Index	4.45%	6.33%	5.46%
	Lipper Short-Intermediate Investment
	Grade Debt Funds Average[2]	3.13%	4.92%	4.20%

	EXPENSE RATIO

				Gross
	A Shares			1.38%
	Investor Shares			1.53%
	Institutional Shares			1.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through September 2, 2012.

The above expense ratios are from the Funds’ prospectus dated May 1, 2011. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2011 can be found in the Financial Highlights.

[1]
This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

THE CAVANAL HILL BOND FUND

FUND GOAL

We pursue a strategy of broad diversification in order to benefit from investments in corporate and government fixed income securities. We only invest in investment-grade securities within the three highest ratings categories. The Fund maintains a dollar-weighted average maturity between three- and 10-years.

For the 12-month period ended August 31, 2011, the Bond Fund A Shares (at NAV) posted a total return of 7.47%†, the Institutional Shares posted a total return of 7.62%, while the Investor Shares returned 7.47%. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, showed a total return of 4.62%.

A low rate environment, mounting concerns about U.S. and European sovereign debt, and economic uncertainty characterized the 12-month period. In the face of generally sluggish economic growth and continued-high unemployment, the Federal Reserve (the “Fed”) maintained its extraordinarily accommodative monetary policy, and, late in the period, the Fed announced it likely would keep rates low until 2013. In addition, the Fed launched and completed a second round of quantitative easing (QE2) in which the central bank purchased $600 billion of government securities. Overall, yields on most U.S. Treasuries declined during the period, with only the 30-year Treasury bond yield increasing slightly.

Throughout the first several months of the period, improving economic data and the impact of QE2 helped promote risk-taking in the financial markets. This led to a sharp rally among non-investment-grade corporate and municipal securities. Investment-grade spread (non-Treasury) sectors, including corporate bonds, mortgage-backed securities (MBS) and asset-backed securities, also benefited from the improving economic outlook and investor demand for yield.

Renewed concerns about the health of the economic recovery emerged in the spring of 2011 and gathered steam in the remaining months of the period. A combination of factors, including sovereign debt concerns in Europe and the United States, (which eventually led to Standard & Poor’s downgrading the United States’ long-term credit rating), weak first- and second-quarter gross domestic product1 growth, an uptick in the unemployment rate, faltering consumer confidence, and disappointing housing data, led to fears of a double-dip recession. These fears helped fuel a flight to quality, pushing Treasury yields lower and returns higher. In general, spreads widened and riskier assets underperformed.

Nevertheless, the strong performance from high-yield securities earlier in the period offset the impact of the risk aversion, and non-investment-grade sectors were the performance leaders for the entire 12-month period.

Our security selection in the mortgage, corporate and Treasury sectors, combined with our duration (price sensitivity to interest rate changes) strategy, accounted for the bulk of the Fund’s outperformance relative to the benchmark. We began the period with a relatively short duration, in anticipation of rates rising. This strategy was effective, as encouraging economic data generally pushed rates higher during the first several months of the fiscal year. In addition, we continued to focus on high-credit-quality, yield-generating securities, primarily non-agency MBS. The combination of spread tightening and attractive yield levels led to solid performance for these securities. The Fund also benefited from its corporate bond holdings, which generated attractive performance during the “risk rally” that characterized the first half of the period.*

In early 2011, we began reducing the Fund’s exposure to the credit sector in favor of longer-duration Treasury securities, while increasing overall portfolio duration. Mounting economic concerns in the second half of the fiscal year triggered a flight to quality, which boosted Treasury returns. In addition, demand for Treasuries sent yields tumbling, which benefited our longer-duration strategy.*

On the negative side, exposure to corporate bonds in the banking sector detracted from performance, as the financial sector struggled on weakening economic data. In addition, the Fund’s position in agency step-up securities (agencies with a series of increasing coupons paid to investors throughout the life of the bond) detracted from results. We purchased the securities to provide a hedge against potential future interest rate increases. When higher rates didn’t materialize, the bonds were called, and we had to reinvest the proceeds in a lower-yield, higher-price environment.

As of August 31, 2011, 38% of the Fund’s assets was invested in the various classifications of mortgage securities, 37% was in U.S. Treasury securities, 15% was in corporate bonds, 7% was in agency securities, and 1% was in asset-backed securities. The Fund’s average maturity was 7.32 years on August 31, 2011.*

Looking ahead, interest rates and inflation are likely to remain low in an environment of slow growth and overall economic uncertainty. Currently, the Fed appears willing to remain on the sidelines, but the market hasn’t ruled out another round of quantitative easing from the central bank. Against this backdrop, we prefer to remain patient, limiting the Fund’s exposure to credit risk and maintaining our focus on high-quality, higher-yielding securities, including non-agency MBS.

†This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011. The A Shares began presenting performance linked to the Investor Class in September of 2011. Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods prior to May 2, 2011, the performance information would have been different as a result of lower annual operating expenses.

*The composition of the Fund’s portfolio is subject to change.

1The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL BOND FUND

INDEX DESCRIPTION
The performance of the Bond Fund is measured against the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index that covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

INVESTMENT CONCERNS
Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The mortgage market in the U.S. continues to experience difficulties that may adversely affect the performance and fair value of certain mortgage-related investments.
VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	AVERAGE ANNUAL TOTAL RETURN
	For the periods ended 8/31/11	1 Year	5 Year	10 Year
	A Shares (at NAV)[1]	7.47%	5.14%	5.13%
	A Shares (with 3.75% load)[1]	3.43%	4.34%	4.73%
	Investor Shares	7.47%	5.14%	5.13%
	Institutional Shares[1]	7.62%	5.39%	5.27%
	Barclays Capital U.S.
	Aggregate Bond Index	4.62%	6.56%	5.71%
	Lipper Intermediate Investment
	Grade Debt Funds Average[2]	4.30%	5.81%	5.08%

	EXPENSE RATIO

				Gross
	A Shares			1.36%
	Investor Shares			1.51%
	Institutional Shares			1.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through September 2, 2012.

The above expense ratios are from the Funds’ prospectus dated May 1, 2011. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2011 can be found in the Financial Highlights.

[1]
This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

THE CAVANAL HILL BALANCED FUND

FUND GOAL

We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to control risk. Our diversification strategy is multi-dimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

For the 12-month period ended August 31, 2011, the Balanced Fund A Shares (at NAV) posted a total return of 12.43%†, the Institutional Shares posted a total return of 12.73%, while the Investor Shares returned 12.49%. The Fund’s benchmarks, the Russell 1000® Index and the Barclays Capital U.S. Aggregate Bond Index, returned 19.06% and 4.62%, respectively.

Stocks generally posted robust performance throughout the first several months of the period, as strong corporate earnings and improving economic data left investors relatively upbeat about the economic outlook. Nevertheless, beginning in the spring of 2011, investor optimism began to fade, and sharp volatility erupted in the stock market. Renewed economic concerns, including weak first- and second-quarter gross domestic product1 growth, an uptick in the unemployment rate, fresh housing market lows, and the exploding sovereign debt crisis in Europe and the United States, (which prompted Standard & Poor’s to downgrade the U.S. long-term credit rating in early August), led to risk aversion in the financial markets. Fears of a double-dip recession reemerged, and stocks tumbled severely to close out the period—but not enough to erase their earlier gains.

Bonds posted modest gains for the 12-month period, buoyed primarily by solid results in the corporate, mortgage and Treasury sectors. Overall sluggish economic growth and periodic flights to quality helped push Treasury yields lower and prices higher. Similar to the stock market’s performance, returns among corporate bonds were strongest when economic optimism was at its highest and risk-taking was in favor. Investors retreated from corporate bonds when economic uncertainty resurfaced and risk aversion dominated.

We continued to emphasize equities, which represented approximately 55% of the Fund’s portfolio at the end of the 12-month period. Fixed-income securities represented approximately 41% of the portfolio, and the remainder was invested in cash. While the Fund’s asset allocation changed little from the beginning to the end of the period, it fluctuated modestly in the interim. For example, in the first half of the period, as the equity markets rallied, we took some profits from our stock holdings and reinvested the proceeds in the fixed-income market. Later in the period, we shifted assets back into the equity market, when the equity market sell off made select stock prices particularly attractive.*

Within the equity portfolio, we continued to invest in a variety of styles, including large- and mid-cap domestic stocks and developed and developing international markets—all of which posted solid returns for the period. Overall, the mix of domestic and foreign stocks remained relatively constant throughout the period, while exposure to large-cap growth stocks increased slightly, primarily at the expense of large-cap value stocks. At the end of August 2011, large-cap core stocks comprised the bulk of the equity portfolio.

In addition, the portfolio had modest weightings in large-cap value, large-cap growth, mid-cap core and international developed-market stocks, along with smaller weightings in emerging-market stocks.*

Within the Fund’s fixed income portfolio, we began the period with a relatively short duration, in anticipation of rates rising. This strategy was effective early, as encouraging economic data generally pushed rates higher during the first several months of the fiscal year. In addition, we continued to focus on high-credit-quality, yield-generating securities, primarily non-agency mortgage-backed securities (MBS). The combination of spread tightening and attractive yield levels led to solid performance for these securities. The portfolio benefited from its corporate bond holdings, which generated attractive performance during the “risk rally” that characterized the first half of the period. In early 2011, we began reducing the portfolio’s exposure to the credit sector in favor of longer-duration Treasury securities in an effort to extend the duration of the portfolio. Mounting economic concerns in the second half of the fiscal year triggered a flight to quality, which boosted Treasury returns. In addition, demand for Treasuries sent yields tumbling, which benefited our longer-duration strategy.

On the negative side, exposure to corporate bonds in the banking sector detracted from performance later in the year, as the financial sector struggled on weakening economic data. In addition, the portfolio’s position in agency step-up securities (agencies with a series of increasing coupons paid to investors throughout the life of the bond) detracted from results. We purchased the securities to provide a hedge against potential future interest rate increases. When higher rates did not materialize, the bonds were called, and we had to reinvest the proceeds in a lower-yield, higher-price environment.*

Looking ahead, interest rates and inflation are likely to remain low in an environment of slow growth and overall economic uncertainty. Currently, the Fed appears willing to remain on the sidelines, however the market has not ruled out another round of quantitative easing from the central bank. Against this backdrop, we prefer to remain patient, limiting the Fund’s exposure to credit risk and maintaining our focus on high-quality, higher-yielding securities, including non-agency MBS. Economic uncertainty will likely breed continued stock market volatility, and we will maintain our diversified approach to the equity market, which we believe is a prudent strategy in all market climates.

†This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011. The A Shares began presenting performance linked to the Investor Class in September of 2011. Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods prior to May 2, 2011, the performance information would have been different as a result of lower annual operating expenses.

*The composition of the Fund’s portfolio is subject to change.

1The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL BALANCED FUND

INDEX DESCRIPTION
The performance of the Balanced Fund is measured against the Russell 1000® Index and the Barclays Capital U.S. Aggregate Bond Index. The Russell 1000® Index, an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index which covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

INVESTMENT CONCERNS
Stocks are more volatile and carry more risk and return potential than other forms of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The mortgage market in the U.S. continues to experience difficulties that may adversely affect the performance and fair value of certain mortgage-related investments.
VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	AVERAGE ANNUAL TOTAL RETURN
	For the periods ended 8/31/11	1 Year	5 Year	10 Year
	A Shares (at NAV)[1]	12.43%	3.01%	4.47%
	A Shares (with 5.50% load)[1]	6.27%	1.86%	3.89%
	Investor Shares	12.49%	3.02%	4.48%
	Institutional Shares[1]	12.73%	3.27%	4.66%
	Russell 1000® Index	19.06%	1.11%	3.16%
	Barclays Capital U.S.
	Aggregate Bond Index	4.62%	6.56%	5.71%
	Lipper Mixed-Asset Target
	Allocation Moderate Funds Average[2]	10.71%	2.67%	4.11%

	EXPENSE RATIO

				Gross
	A Shares			1.55%
	Investor Shares			1.70%
	Institutional Shares			1.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through September 2, 2012.

The above expense ratios are from the Funds’ prospectus dated May 1, 2011. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2011 can be found in the Financial Highlights.

[1]
This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

THE CAVANAL HILL U.S. LARGE CAP EQUITY FUND

FUND GOAL

Seeks to provide long-term capital appreciation, net of taxes, by investing in a diversified portfolio of large cap domestic stocks that mirror the capitalization profile of the Russell 1000® Index and exhibit strong, sustainable earnings and revenue growth prospects, an understandable business model and limited exposure to cyclical earnings. In pursuing this objective, the management team employs various investment practices designed to reduce taxable distributions to shareholders.

For the 12-month period ended August 31, 2011, the U.S. Large Cap Equity Fund A Shares (at NAV) posted a total return of 11.42%†, the Institutional Shares posted a total return of 11.73%, while the Investor Shares returned 11.39%. The Fund’s benchmark, the Russell 1000® Index, posted a total return of 19.06%.

Stocks generally posted robust performance throughout the first several months of the period, as strong corporate earnings and improving economic data left investors relatively upbeat about the economic outlook. In addition, the Federal Reserve’s (the “Fed’s”) second quantitative easing program (government securities purchase program, dubbed QE2) and the late-2010 extension of prevailing federal income tax rates sparked risk-taking in the financial markets, which propelled stocks higher.

Beginning in the spring of 2011, investor optimism began to fade, and volatility returned to the stock market. Renewed economic concerns, including weak first- and second-quarter gross domestic product1 growth, an uptick in the unemployment rate, fresh housing market lows, plunging consumer confidence, rising energy prices, and the sovereign debt crisis in Europe and the United States, led to risk aversion in the financial markets. In addition, the June 2011 expiration of QE2 left investors questioning whether the Fed’s support of the financial markets had officially ended. Fears of a double-dip recession reemerged, and stocks tumbled sharply to close out the period—particularly after the debate over raising the U.S. debt ceiling and the subsequent Standard and Poor’s downgrade of the long-term U.S. credit-rating.

Nevertheless, the stock-market downturn in the second half of the fiscal year was not strong enough to offset the robust gains generated in the first half. Overall, stocks benefited from their first-half strength and posted solid returns for the 12-month period.

The Fund’s underperformance relative to the benchmark was largely due to the underperformance in the consumer discretionary, industrial, and consumer staples sectors. Our stock selection in the consumer discretionary sector lagged, as rising input costs, stemming from mounting inflation, dragged down performance for many companies, including several in the retail segment. The Fund’s industrial holdings also hurt relative performance. In particular, the slowdown in global growth created challenges for companies dependent on continued industrial development in the world’s developed and emerging markets. Furthermore, as the financial crisis in Europe evolved and economic growth decelerated in the United States, investors sought the safety of defensive stocks, including those in the consumer staples sector. Our underweight in this sector had a negative impact on the Fund’s relative performance.*

On a positive note, our overweight in the energy sector throughout much of the period, combined with favorable stock selection, contributed positively to the Fund’s relative performance. The energy sector was the benchmark’s top-performing sector for the 12-month period. We reduced the Fund’s energy exposure to a slight underweight toward the end of the period, taking profits in several companies that had performed well.*

In addition, our stock selection and underweight of financials contributed positively to the Fund’s relative performance. Financials struggled on a barrage of negative news, including a slowing economy, regulatory changes, and soaring sovereign debt concerns in developed nations.

As we enter fiscal 2012, we continue to find value among companies able to weather the mounting economic challenges, including many in the technology sector. With employers reluctant to hire, they have focused on enhancing existing workers’ productivity via technology. We maintain an overweight position in the technology sector, focusing on companies demonstrating the ability to gain market share regardless of the economic backdrop. In particular, we favor companies engaged in cloud computing, mobile computing, smart phones, tablet computers and computer hardware. Furthermore, because we believe the latest corporate IT refresh/replacement cycle has yet to be realized, we are focused on companies positioned to benefit from this trend. Similarly, we continue to overweight the consumer discretionary sector, focusing on companies we believe may benefit from secular trends, including auto parts stores and toy manufacturers.*

Several factors, including high unemployment, weak economic growth, a changing regulatory climate, potential tax increases, and mounting sovereign debt, continue to generate headwinds to investor confidence. In this environment, we are reminded that times of economic uncertainty often create good longer-term opportunities. We continue to find such potential opportunities among companies able to gain market share in a slow-growth economy. In particular, we favor companies offering attractive valuations and specific strategic advantages.

†This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011. The A Shares began presenting performance linked to the Investor Class in September of 2011. Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods prior to May 2, 2011, the performance information would have been different as a result of lower annual operating expenses.

* The composition of the Fund’s portfolio is subject to change.

1The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL U.S. LARGE CAP EQUITY FUND

INDEX DESCRIPTION
The U.S. Large Cap Equity Fund is measured against the Russell 1000® Index, an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

INVESTMENT CONCERNS
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	AVERAGE ANNUAL TOTAL RETURN
	For the periods ended 8/31/11	1 Year	5 Year	10 Year
	A Shares (at NAV)[1]	11.42%	1.18%	2.53%
	A Shares (with 5.50% load)[1]	5.30%	0.04%	1.95%
	Investor Shares	11.39%	1.17%	2.53%
	Institutional Shares[1]	11.73%	1.43%	2.68%
	Russell 1000® Index	19.06%	1.11%	3.16%
	Lipper Large-Cap Core
	Funds Average[2]	15.97%	0.24%	2.21%

	EXPENSE RATIO

				Gross
	A Shares			1.47%
	Investor Shares			1.62%
	Institutional Shares			1.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through September 2, 2012.

The above expense ratios are from the Funds’ prospectus dated May 1, 2011. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2011 can be found in the Financial Highlights.

[1]
This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities
August 31, 2011

		Cash
	U.S. Treasury	Management	Tax-Free Money
	Fund	Fund	Market Fund
Assets:
Investments, at cost	$373,698,675	$378,937,682	$351,087,332
Investments, at value	373,698,675	378,937,682	351,087,332
Repurchase agreements, at value/cost	677,566,065	491,326,319	—
Total Investments	1,051,264,740	870,264,001	351,087,332
Cash	346,875	3,537	200,000
Interest and dividends receivable	2,075,749	82,561	114,670
Receivable from fees waived or reimbursed	8,542	239,145	89
Prepaid expenses and other assets	37,881	28,007	12,719
Total Assets	1,053,733,787	870,617,251	351,414,810
Liabilities:
Distributions payable	8,788	7,318	4,565
Deferred credit*	—	—	12,032
Payable for investments purchased	16,030,279	—	—
Accrued expenses and other payables:
Investment advisory fees	2,834	—	4,764
Administration fees	7,499	26,485	5,355
Distribution fees	1,103	49,201	—
Custodian fees	4,841	6,497	2,836
Trustee fees	4,991	5,439	2,516
Fund accounting fees	6,581	5,996	—
Omnibus fee	—	—	33,210
Transfer agent fees	7,837	10,044	—
Shareholder servicing fees	237	68,409	2,734
Other accrued liabilities	81,480	97,540	47,321
Total Liabilities	16,156,470	276,929	115,333
Net Assets	$1,037,577,317	$870,340,322	$351,299,477
Composition of Net Assets:
Shares of beneficial interest, at par	$10,376	$8,711	$3,513
Paid-in capital	1,037,568,680	871,109,488	351,306,324
Accumulated net investment income/(distributions in excess of net investment income)	(655)	(466)	(12,031)
Accumulated net realized gain/(loss) from investment transactions	(1,084)	(777,411)	1,671
Net Assets	$1,037,577,317	$870,340,322	$351,299,477
Net Assets:
Administrative Shares	$825,387,613	$436,984,486	$6,303,012
Service Shares	33,292,109	9,091,629	1,052
Institutional Shares	178,897,595	424,264,207	19,734,154
Select Shares	—	—	325,261,259
Total	$1,037,577,317	$870,340,322	$351,299,477
Shares Outstanding:
Administrative Shares	825,296,513	437,348,357	6,299,043
Service Shares	33,312,822	9,091,574	1,055
Institutional Shares	178,968,739	424,671,560	19,739,748
Select Shares	—	—	325,270,491
Total	1,037,578,074	871,111,491	351,310,337
Net asset value, offering price & redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	$1.00	$1.00	$1.00
Service Shares	$1.00	$1.00	$1.00
Institutional Shares	$1.00	$1.00	$1.00
Select Shares	$—	$—	$1.00

* See Note 3 in Notes to Financial Statements.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Continued
August 31, 2011

	Intermediate
	Tax-Free	Short-Term	Intermediate
	Bond Fund	Income Fund	Bond Fund	Bond Fund
Assets:
Investments, at cost	$33,632,838	$100,573,994	$29,590,695	$45,292,198
Investments, at value	35,814,944	91,360,599	22,541,041	41,027,192
Investments in affiliates, at value/cost	4,304,923	3,201,941	895,975	244,761
Total Investments	40,119,867	94,562,540	23,437,016	41,271,953
Cash	—	24,552	11,403	3,944
Interest and dividends receivable	345,554	460,275	121,133	241,738
Receivable for capital shares issued	—	83,282	64,729	1,400
Prepaid expenses and other assets	11,196	12,536	9,647	9,463
Total Assets	40,476,617	95,143,185	23,643,928	41,528,498
Liabilities:
Distributions payable	89,817	126,468	27,820	66,414
Payable for investments purchased	—	639,654	—	—
Payable for capital shares redeemed	73	79,388	58,055	46,160
Accrued expenses and other payables:
Investment advisory fees	6,460	11,980	4,078	7,188
Administration fees	3,230	7,987	2,039	3,594
Distribution fees	631	5,753	2,890	2,222
Custodian fees	323	799	204	359
Trustee fees	214	424	96	190
Fund accounting fees	259	614	153	266
Transfer agent fees	359	690	173	995
Shareholder servicing fees	60	456	469	7
Other accrued liabilities	3,947	8,003	1,711	3,232
Total Liabilities	105,373	882,216	97,688	130,627
Net Assets	$40,371,244	$94,260,969	$23,546,240	$41,397,871
Composition of Net Assets:
Shares of beneficial interest, at par	$35	$100	$24	$45
Paid-in capital	37,979,729	122,238,670	35,869,715	45,646,451
Accumulated net investment income/(distributions in excess
of net investment income)	(23,407)	62,488	59,673	55,274
Accumulated net realized gain/(loss) from investment transactions	232,781	(18,826,894)	(5,333,518)	(38,893)
Net unrealized appreciation/(depreciation) on investments	2,182,106	(9,213,395)	(7,049,654)	(4,265,006)
Net Assets	$40,371,244	$94,260,969	$23,546,240	$41,397,871
Net Assets:
Investor Shares	$2,897,166	$27,134,819	$13,166,437	$10,591,881
Institutional Shares	37,463,689	67,116,044	10,369,609	30,795,660
Class A Shares	10,389	10,106	10,194	10,330
Total	$40,371,244	$94,260,969	$23,546,240	$41,397,871
Shares Outstanding:
Investor Shares	254,561	2,880,786	1,358,818	1,144,291
Institutional Shares	3,287,800	7,126,985	1,069,060	3,328,114
Class A Shares	912	1,073	1,051	1,115
Total	3,543,273	10,008,844	2,428,929	4,473,520
Net asset value, offering price & redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	$11.38	$9.42	$9.69	$9.26
Institutional Shares	$11.39	$9.42	$9.70	$9.25
Class A Shares	$11.39	$9.42	$9.70	$9.26
Maximum Sales Charge:
Class A Shares	3.75%	2.50%	3.75%	3.75%
Maximum Offering Price per share (net asset value/[100%-maximum sales charge])
Class A Shares	$11.83	$9.66	$10.08	$9.62

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Concluded
August 31, 2011

			U.S. Large Cap
	Balanced Fund		Equity Fund
Assets:
Investments, at cost	$56,084,618		$35,481,774
Investments, at value	59,299,341		37,573,172
Investments in affiliates, at value/cost	1,033,446		240,460
Total Investments	60,332,787		37,813,632
Cash	11,753		—
Interest and dividends receivable	204,519		53,907
Receivable for capital shares issued	197,563		18,372
Receivable for investments sold	1,044,069		191,633
Prepaid expenses and other assets	12,095		10,473
Total Assets	61,802,786		38,088,017
Liabilities:
Payable for investments purchased	195,688		—
Payable for capital shares redeemed	—		445,139
Accrued expenses and other payables:
Investment advisory fees	17,912		12,880
Administration fees	5,118		3,220
Distribution fees	3,398		411
Custodian fees	512		322
Trustee fees	309		232
Fund accounting fees	403		251
Transfer agent fees	526		390
Shareholder servicing fees	—		7
Other accrued liabilities	5,256		3,700
Total Liabilities	229,122		466,552
Net Assets	$61,573,664		$37,621,465
Composition of Net Assets:
Shares of beneficial interest, at par	$51		$36
Paid-in capital	59,080,294		36,380,764
Accumulated net investment income	277,781		48,844
Accumulated net realized losses from investment transactions	(999,185)		(899,577)
Net unrealized appreciation on investments	3,214,723		2,091,398
Net Assets	$61,573,664		$37,621,465
Net Assets:
Investor Shares	$16,450,686		$1,957,452
Institutional Shares	45,113,485		35,655,134
Class A Shares	9,493		8,879
Total	$61,573,664		$37,621,465
Shares Outstanding:
Investor Shares	1,375,644		186,581
Institutional Shares	3,762,879		3,383,729
Class A Shares	794		846
Total	5,139,317		3,571,156
Net asset value, offering price & redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	$11.96		$10.49
Institutional Shares	$11.99		$10.54
Class A Shares	$11.96	*	$10.50	*
Maximum Sales Charge:
Class A Shares	5.50%		5.50%
Maximum Offering Price per share (net asset value/[100%-maximum sales charge])
Class A Shares	$12.66		$11.11

*	The NAV calculated for shareholder transactions is different from the NAV calculated for financial statement purposes which reflects adjustments made to the NAV in accordance with accounting principles generally accepted in the United States of America.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations
Year Ended August 31, 2011

		Cash
	U.S. Treasury	Management	Tax-Free Money
	Fund	Fund	Market Fund
Investment Income:
Interest income	$1,388,199	$2,104,547	$1,142,193
Dividend income	2	11	5,169
Total Income	1,388,201	2,104,558	1,147,362
Expenses:
Investment advisory fees	1,289,033	1,281,727	559,412
Administration fees	1,031,233	1,025,388	447,532
Distribution fees - Administrative Shares	1,640,378	1,071,270	25,204
Distribution fees - Service Shares	72,359	25,500	3
Shareholder servicing fees - Administrative Shares	1,640,378	1,071,270	25,204
Shareholder servicing fees - Service Shares	72,359	25,500	3
Shareholder servicing fees - Institutional Shares	435,642	1,039,432	65,908
Shareholder servicing fees - Select Shares	—	—	841,234
Fund accounting fees	298,072	299,388	—
Omnibus fees	—	—	395,910
Transfer agent fees	38,372	40,607	—
Custodian fees	85,944	85,457	37,298
Trustee fees	48,948	48,298	20,958
Registration fees	33,939	26,276	8,649
Other expenses	340,141	343,762	146,435
Total expenses before fee and expense reductions	7,026,798	6,383,875	2,573,750
Investment advisory fees waived/expenses reimbursed by Investment Adviser	(1,163,194)	(936,816)	(418,947)
Administration fees waived	(765,108)	(616,099)	(374,469)
Custodian fees waived	(19,359)	(1,040)	(138)
Distribution fees waived - Administrative Shares	(1,577,805)	(1,069,758)	(24,757)
Distribution fees waived - Service Shares	(69,402)	(25,251)	(2)
Shareholder servicing fees waived - Administrative Shares	(1,640,378)	(861,680)	(17,506)
Shareholder servicing fees waived - Service Shares	(72,319)	(20,546)	(2)
Shareholder servicing fees waived - Institutional Shares	(417,481)	(866,011)	(49,463)
Shareholder servicing fees waived - Select Shares	—	—	(841,234)
Amortization of deferred credit*	—	—	(160,335)
Net expenses	1,301,752	1,986,674	686,897
Net Investment Income	86,449	117,884	460,465
Realized Gains/(Losses) on Investments:
Net realized gains/(losses) from investment transactions	(233)	5,402	2,947
Change in net assets resulting from operations	$86,216	$123,286	$463,412

*	See Note 3 in Notes to Financial Statements.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Continued
Year Ended August 31, 2011

	Intermediate
	Tax-Free Bond	Short-Term	Intermediate
	Fund	Income Fund	Bond Fund	Bond Fund
Investment Income:
Interest income	$1,427,829	$2,774,864	$1,202,193	$1,841,384
Dividend income from affiliates	1,436	740	95	253
Total Income	1,429,265	2,775,604	1,202,288	1,841,637
Expenses:
Investment advisory fees	212,947	449,524	119,212	203,228
Administration fees	77,436	163,465	43,350	73,902
Distribution fees - Investor Shares	12,060	67,168	30,209	22,700
Distribution fees - Class A Shares	8	8	8	8
Shareholder servicing fees - Investor Shares	12,060	67,168	30,209	22,700
Shareholder servicing fees - Institutional Shares	84,726	137,152	23,970	69,668
Shareholder servicing fees - Class A Shares	4	4	4	4
Fund accounting fees	28,308	94,444	34,128	46,593
Transfer agent fees	2,108	10,227	1,651	5,592
Custodian fees	3,872	8,174	2,168	3,695
Trustee fees	2,701	5,463	1,459	2,511
Registration fees	19,681	23,445	19,743	19,398
Other expenses	21,189	39,403	13,646	19,964
Total expenses before fee and expense reductions	477,100	1,065,645	319,757	489,963
Investment advisory fees waived/expenses reimbursed by Investment Adviser	(135,511)	(326,927)	(75,862)	(129,326)
Administration fees waived	(38,717)	(81,731)	(21,675)	(36,950)
Shareholder servicing fees waived - Investor Shares	(11,602)	(64,015)	(29,148)	(22,547)
Shareholder servicing fees waived - Institutional Shares	(84,726)	(137,152)	(23,970)	(69,668)
Shareholder servicing fees waived - Class A Shares	(4)	(4)	(4)	(4)
Net expenses	206,540	455,816	169,098	231,468
Net Investment Income	1,222,725	2,319,788	1,033,190	1,610,169
Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains from investment transactions	218,561	57,820	122,138	310,081
Change in unrealized appreciation/depreciation on investments	(703,935)	1,235,985	434,531	859,714
Net realized/unrealized gains/(losses) on investments	(485,374)	1,293,805	556,669	1,169,795
Change in net assets resulting from operations	$737,351	$3,613,593	$1,589,859	$2,779,964

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Concluded
Year Ended August 31, 2011

		U.S. Large Cap
	Balanced Fund	Equity Fund
Investment Income:
Interest income	$1,231,767	$—
Dividend income	786,250	507,248
Dividend income from affiliates	472	306
Foreign tax withholding	(179)	(499)
Total Income	2,018,310	507,055
Expenses:
Investment advisory fees	472,557	274,959
Administration fees	127,719	79,699
Distribution fees - Investor Shares	45,057	5,006
Distribution fees - Class A Shares	8	8
Shareholder servicing fees - Investor Shares	45,057	5,006
Shareholder servicing fees - Institutional Shares	114,582	94,609
Shareholder servicing fees - Class A Shares	4	3
Fund accounting fees	56,961	23,255
Transfer agent fees	3,312	2,465
Custodian fees	6,387	3,985
Trustee fees	4,218	2,834
Registration fees	20,937	20,444
Other expenses	29,674	21,179
Total expenses before fee and expense reductions	926,473	533,452
Investment advisory fees waived/expenses reimbursed by Investment Adviser	(249,049)	(115,562)
Administration fees waived	(63,858)	(39,849)
Shareholder servicing fees waived - Investor Shares	(45,055)	(4,900)
Shareholder servicing fees waived - Institutional Shares	(114,582)	(94,609)
Shareholder servicing fees waived - Class A Shares	(4)	(3)
Net expenses	453,925	278,529
Net Investment Income	1,564,385	228,526
Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains from investment transactions	4,207,777	1,463,790
Change in unrealized appreciation/depreciation on investments	1,650,017	1,595,316
Net realized/unrealized gains on investments	5,857,794	3,059,106
Change in net assets resulting from operations	$7,422,179	$3,287,632

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets

	U.S. Treasury Fund		Cash Management Fund		Tax-Free Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2011	2010	2011	2010	2011	2010
From Investment Activities:
Operations:
Net investment income	$86,449	$711,837	$117,884	$1,400,719	$460,465	$813,539
Net realized gains/(losses) from investment transactions	(233)	26,846	5,402	(662,888)	2,947	9,543
Change in net assets resulting from operations	86,216	738,683	123,286	737,831	463,412	823,082
Distributions to Shareholders:
From net investment income:
Administrative Shares	(65,590)	(464,712)	(43,687)	(435,914)	(1,143)	(6,992)
Service Shares	(2,900)	(39,491)	(1,042)	(10,922)	—	—
Institutional Shares	(17,958)	(207,623)	(73,162)	(953,918)	(7,849)	(20,548)
Select Shares	—	—	—	—	(299,145)	(562,524)
From net realized gains:
Administrative Shares	(21,294)	(199,032)	—	(59,534)	(410)	(1,606)
Service Shares	(969)	(18,344)	—	—	—	—
Institutional Shares	(5,140)	(82,563)	—	(47,356)	(626)	(761)
Select Shares	—	—	—	—	(9,083)	(8,803)
Change in net assets from shareholder distributions	(113,851)	(1,011,765)	(117,891)	(1,507,644)	(318,256)	(601,234)
Change in net assets from capital transactions	269,741,132	(164,894,917)	(50,297,268)	(148,419,132)	(69,918,464)	(158,692,765)
Change in net assets	269,713,497	(165,167,999)	(50,291,873)	(149,188,945)	(69,773,308)	(158,470,917)
Net Assets:
Beginning of year	767,863,820	933,031,819	920,632,195	1,069,821,140	421,072,785	579,543,702
End of year	$1,037,577,317	$767,863,820	$870,340,322	$920,632,195	$351,299,477	$421,072,785
Accumulated net investment income/
(distribution in excess of net investment income)	$(655)	$—	$(466)	$(459)	$(12,031)	$(164,359)

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	U.S. Treasury Fund		Cash Management Fund		Tax-Free Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2011	2010	2011	2010	2011	2010
Share Transactions:*
Administrative Shares
Issued	1,310,411,454	951,636,533	1,009,534,887	739,169,119	90,990,493	230,160,504
Reinvested	79	771	1,010	10,879	—	—
Redeemed	(1,011,945,522)	(928,930,745)	(1,034,968,410)	(925,959,915)	(101,756,491)	(284,339,859)
Change in Administrative Shares	298,466,011	22,706,559	(25,432,513)	(186,779,917)	(10,765,998)	(54,179,355)
Service Shares
Issued	57,305,777	372,386,782	2,870,877	31,480,571	—	—
Reinvested	—	1	—	2	—	—
Redeemed	(64,397,515)	(439,684,786)	(5,663,433)	(22,872,485)	—	—
Change in Service Shares	(7,091,738)	(67,298,003)	(2,792,556)	8,608,088	—	—
Institutional Shares
Issued	243,615,273	267,064,469	705,954,851	973,819,966	188,621,858	237,483,225
Reinvested	652	97	2,641	102,336	—	1
Redeemed	(265,249,067)	(387,368,041)	(728,029,691)	(944,169,605)	(208,465,159)	(235,192,696)
Change in Institutional Shares	(21,633,142)	(120,303,475)	(22,072,199)	29,752,697	(19,843,301)	2,290,530
Select Shares
Issued	—	—	—	—	308,447,897	328,416,578
Reinvested	—	—	—	—	—	39
Redeemed	—	—	—	—	(347,757,062)	(435,220,555)
Change in Select Shares	—	—	—	—	(39,309,165)	(106,803,938)
Change in shares:	269,741,131	(164,894,919)	(50,297,268)	(148,419,132)	(69,918,464)	(158,692,763)

*	Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free
	Bond Fund		Short-Term Income Fund		Intermediate Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2011	2010	2011	2010	2011	2010
From Investment Activities:
Operations:
Net investment income	$1,222,725	$1,148,757	$2,319,788	$2,859,610	$1,033,190	$1,278,456
Net realized gains/(losses) from investment transactions	218,561	15,454	57,820	(365,710)	122,138	(32,620)
Change in unrealized appreciation/depreciation on investments	(703,935)	1,679,986	1,235,985	4,202,775	434,531	1,990,407
Change in net assets resulting from operations	737,351	2,844,197	3,613,593	6,696,675	1,589,859	3,236,243
Distributions to Shareholders:
From net investment income:
Investor Shares	(141,788)	(82,896)	(746,382)	(839,771)	(479,226)	(591,393)
Institutional Shares	(1,080,249)	(1,058,862)	(1,648,138)	(1,732,529)	(405,438)	(552,592)
Class A Shares	(99)	—	(83)	—	(116)	—
From net realized gains:
Investor Shares	(1,969)	(1,581)	—	—	—	—
Institutional Shares	(11,214)	(19,205)	—	—	—	—
Change in net assets from shareholder distributions	(1,235,319)	(1,162,544)	(2,394,603)	(2,572,300)	(884,780)	(1,143,985)
Change in net assets from capital transactions	3,135,011	3,249,500	21,388,593	21,180,462	1,122,277	(1,236,709)
Change in net assets	2,637,043	4,931,153	22,607,583	25,304,837	1,827,356	855,549
Net Assets:
Beginning of year	37,734,201	32,803,048	71,653,386	46,348,549	21,718,884	20,863,335
End of year	$40,371,244	$37,734,201	$94,260,969	$71,653,386	$23,546,240	$21,718,884
Accumulated net investment income/(distributions in excess of net investment income)	$(23,407)	$(22,278)	$62,488	$71,604	$59,673	$53,561

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free
	Bond Fund		Short-Term Income Fund		Intermediate Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2011	2010	2011	2010	2011	2010
Capital Transactions:
Investor Shares
Proceeds from shares issued	$3,356,573	$630,642	$11,084,674	$14,654,006	$5,089,524	$3,240,904
Dividends reinvested	109,248	57,681	598,394	601,004	461,106	563,498
Cost of shares redeemed	(3,725,844)	(422,670)	(10,694,185)	(6,805,847)	(5,338,361)	(2,526,257)
Change in net assets from Investor Shares	(260,023)	265,653	988,883	8,449,163	212,269	1,278,145
Institutional Shares
Proceeds from shares issued	15,770,351	14,163,481	26,425,226	19,809,334	2,502,814	374,217
Dividends reinvested	68,087	36,475	382,742	352,900	41,441	49,557
Cost of shares redeemed	(12,453,503)	(11,216,109)	(6,418,341)	(7,430,935)	(1,644,363)	(2,938,628)
Change in net assets from Institutional Shares	3,384,935	2,983,847	20,389,627	12,731,299	899,892	(2,514,854)
Class A Shares
Proceeds from shares issued	10,000	—	10,000	—	10,000	—
Dividends reinvested	99	—	83	—	116	—
Change in net assets from Class A Shares	10,099	—	10,083	—	10,116	—
Change in net assets from capital transactions:	$3,135,011	$3,249,500	$21,388,593	$21,180,462	$1,122,277	$(1,236,709)
Share Transactions:
Investor Shares
Issued	294,478	56,401	1,182,950	1,623,992	529,474	360,102
Reinvested	9,889	5,192	63,762	66,846	48,276	62,501
Redeemed	(332,866)	(38,330)	(1,142,166)	(758,008)	(560,465)	(287,095)
Change in Investor Shares	(28,499)	23,263	104,546	932,830	17,285	135,508
Institutional Shares
Issued	1,403,972	1,278,027	2,816,412	2,221,340	260,562	41,470
Reinvested	6,147	3,282	40,770	39,178	4,331	5,514
Redeemed	(1,122,864)	(1,011,645)	(685,383)	(842,401)	(172,812)	(332,429)
Change in Institutional Shares	287,255	269,664	2,171,799	1,418,117	92,081	(285,445)
Class A Shares
Issued	903	—	1,064	—	1,039	—
Reinvested	9	—	9	—	12	—
Change in Class A Shares	912	—	1,073	—	1,051	—
Change in shares:	259,668	292,927	2,277,418	2,350,947	110,417	(149,937)

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Bond Fund		Balanced Fund		U.S. Large Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2011	2010	2011	2010	2011	2010
From Investment Activities:
Operations:
Net investment income	$1,610,169	$1,606,877	$1,564,385	$1,668,901	$228,526	$271,891
Net realized gains from investment transactions	310,081	102,903	4,207,777	3,123,142	1,463,790	451,694
Change in unrealized appreciation/depreciation on investments	859,714	2,340,306	1,650,017	145,131	1,595,316	(637,586)
Change in net assets resulting from operations	2,779,964	4,050,086	7,422,179	4,937,174	3,287,632	85,999
Distributions to Shareholders:
From net investment income:
Investor Shares	(344,375)	(430,774)	(417,241)	(470,277)	(10,457)	(7,613)
Institutional Shares	(1,126,296)	(1,093,000)	(1,158,679)	(1,287,117)	(290,785)	(160,351)
Class A Shares	(119)	—	(61)	—	(10)	—
Change in net assets from shareholder distributions	(1,470,790)	(1,523,774)	(1,575,981)	(1,757,394)	(301,252)	(167,964)
Change in net assets from capital transactions	6,887,350	3,676,081	(2,290,472)	(426,234)	3,620,147	12,402,999
Change in net assets	8,196,524	6,202,393	3,555,726	2,753,546	6,606,527	12,321,034
Net Assets:
Beginning of year	33,201,347	26,998,954	58,017,938	55,264,392	31,014,938	18,693,904
End of year	$41,397,871	$33,201,347	$61,573,664	$58,017,938	$37,621,465	$31,014,938
Accumulated net investment income	$55,274	$40,365	$277,781	$330,035	$48,844	$121,570

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Concluded

	Bond Fund		Balanced Fund		U.S. Large Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2011	2010	2011	2010	2011	2010
Capital Transactions:
Investor Shares
Proceeds from shares issued	$4,708,702	$3,124,492	$2,321,910	$1,759,942	$428,370	$257,882
Dividends reinvested	341,923	417,825	417,235	469,361	10,457	7,613
Cost of shares redeemed	(3,088,290)	(6,117,052)	(4,468,773)	(1,821,620)	(246,695)	(178,019)
Change in net assets from Investor Shares	1,962,335	(2,574,735)	(1,729,628)	407,683	192,132	87,476
Institutional Shares
Proceeds from shares issued	9,294,194	9,230,233	695,092	131,780	8,975,552	16,924,256
Dividends reinvested	329,403	284,703	1,156,860	1,285,210	38,063	20,048
Cost of shares redeemed	(4,708,701)	(3,264,120)	(2,422,857)	(2,250,907)	(5,595,610)	(4,628,781)
Change in net assets from Institutional Shares	4,914,896	6,250,816	(570,905)	(833,917)	3,418,005	12,315,523
Class A Shares
Proceeds from shares issued	10,000	—	10,000	—	10,000	—
Dividends reinvested	119	—	61	—	10	—
Change in net assets from
Class A Shares	10,119	—	10,061	—	10,010	—
Change in net assets from capital transactions:	$6,887,350	$3,676,081	$(2,290,472)	$(426,234)	$3,620,147	$12,402,999
Share Transactions:
Investor Shares
Issued	518,687	363,206	193,595	160,854	38,184	25,811
Reinvested	37,719	49,082	34,815	43,190	967	757
Redeemed	(340,940)	(728,358)	(366,757)	(166,348)	(22,639)	(17,686)
Change in Investor Shares	215,466	(316,070)	(138,347)	37,696	16,512	8,882
Institutional Shares
Issued	1,027,517	1,078,433	56,635	11,986	794,178	1,686,248
Reinvested	36,344	33,234	96,244	118,020	3,458	1,991
Redeemed	(516,110)	(387,965)	(199,157)	(203,828)	(505,863)	(463,312)
Change in Institutional Shares	547,751	723,702	(46,278)	(73,822)	291,773	1,224,927
Class A Shares
Issued	1,102	—	789	—	845	—
Reinvested	13	—	5	—	1	—
Change in Class A Shares	1,115	—	794	—	846	—
Change in shares:	764,332	407,632	(183,831)	(36,126)	309,131	1,233,809

See notes to financial statements.

CAVANAL HILL FUNDS
U.S. Treasury Fund

Schedule of Portfolio Investments
 August 31, 2011

Principal
Amount	Security Description	Amortized Cost
Corporate Bonds (16.1%)
Banking (1.8%)
$13,015,000	Citibank North America, 1.25%, 11/15/11(a)	$13,044,546
6,101,000	Wells Fargo & Co., 3.00%, 12/9/11(a)	6,147,790
		19,192,336
Financial Services (14.3%)
32,101,000	Bank of America Corp., Series L, 2.10%, 4/30/12, MTN(a)	32,502,964
18,000,000	Citigroup, Inc., 2.13%, 4/30/12(a)	18,226,070
1,938,000	Citigroup, Inc., 2.88%, 12/9/11(a)	1,951,872
29,963,000	General Electric Capital Corp., 3.00%, 12/9/11, MTN(a)	30,186,013
4,780,000	General Electric Capital Corp., Series G, 2.25%, 3/12/12, GMTN(a)	4,830,769
35,000,000	JPMorgan Chase & Co., 3.13%, 12/1/11(a)	35,257,002
25,000,000	Morgan Stanley, 2.00%, 9/22/11(a)	25,024,782
		147,979,472
Total Corporate Bonds		167,171,808
U.S. Treasury Obligations (19.9%)
100,000,000	U.S. Treasury Bills, 0.00%, 10/6/11(b)	100,000,000
	U.S. Treasury Notes:
20,000,000	1.00%, 10/31/11	20,023,168
25,000,000	4.50%, 11/30/11	25,260,060
20,000,000	4.50%, 4/30/12	20,566,048
25,000,000	4.63%, 12/31/11	25,357,224
15,000,000	4.63%, 2/29/12	15,320,367
Total U.S. Treasury Obligations		206,526,867
Repurchase Agreements (65.3%)
100,000,000	Credit Agricole CIB NY, 0.06%, 9/1/11, (Purchased on 8/31/11, proceeds at maturity $100,000,167, collateralized by U.S. Treasury Notes, (1.00% - 2.75%), (4/30/12 - 10/31/13), fair value $102,000,030)	100,000,000
127,566,065	Deutsche Bank Securities, Inc., 0.05%, 9/1/11, (Purchased on 8/31/11, proceeds at maturity $127,566,242, collateralized by GNMA, (4.00% - 7.00%), (10/15/38 - 9/20/40), fair value $130,117,386)	127,566,065

Principal
Amount	Security Description	Amortized Cost
Repurchase Agreements, continued:
$175,000,000	Goldman Sachs & Co., 0.04%, 9/1/11, (Purchased on 8/31/11, proceeds at maturity $175,000,194, collateralized by GNMA, (4.00% - 7.50%), (6/20/23 - 8/20/41), fair value $178,500,001)	$175,000,000
125,000,000	Merrill Lynch, Pierce Fenner & Smith, Inc., 0.04%, 9/1/11, (Purchased on 8/31/11, proceeds at maturity $125,000,139, collateralized by GNMA, (0.00% - 5.59%), (5/20/41 - 7/20/61), fair value $127,500,001)	125,000,000
150,000,000	Societe Generale, 0.06%, 9/1/11, (Purchased on 8/31/11, proceeds at maturity $150,000,250, collateralized by GNMA, (2.38% - 7.00%), (7/15/27 - 1/15/41), fair value $153,000,000)	150,000,000
Total Repurchase Agreements		677,566,065
Total Investments (Cost $1,051,264,740)(c)—101.3%		1,051,264,740
Liabilities in excess of other assets — (1.3)%		(13,687,423)
Net Assets — 100.0%		$1,037,577,317

(a)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States Government. The details of the FDIC guarantee are provided in the FDIC’s regulations, 12 CFR Part 370, and at the FDIC’s website, www.fdic.gov/tlgp. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(b)	Rate represents the effective yield at purchase.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.

GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note

See notes to financial statements.

CAVANAL HILL FUNDS
Cash Management Fund

Schedule of Portfolio Investments
 August 31, 2011

Principal
Amount	Security Description	Amortized Cost
Certificates of Deposit (8.0%)
Banking & Financial Services (8.0%)
$20,000,000	Bank of Nova Scotia Houston YCD, 0.24%, 1/6/12	$20,000,000
10,000,000	Bank of Nova Scotia NY YCD, 0.22%, 1/18/12(a)	10,000,000
10,000,000	Deutsche Bank NY YCD, 0.32%, 11/4/11(a)	10,000,000
15,000,000	Toronto Dominion Bank NY YCD, 0.29%, 10/28/11(a)	15,000,000
15,000,000	Toronto Dominion Bank NY YCD, 0.40%, 9/8/11	15,000,000
Total Certificates of Deposit		70,000,000

Commercial Paper (27.5%)
Beverages (2.9%)
25,000,000	The Coca-Cola Co., 0.10%, 10/24/11(b)(c)	24,996,320
Diversified Manufacturing Operations (3.4%)
11,000,000	General Electric Co., 0.10%, 9/26/11(c)	10,999,236
19,000,000	General Electric Co., 0.10%, 9/30/11(c)	18,998,470
		29,997,706
Financial Services (7.4%)
29,000,000	Australia & New Zealand Banking Group Ltd., 0.23%, 12/7/11(b)(c)	28,982,028
5,000,000	National Australia Funding, 0.23%, 12/2/11(b)(c)	4,997,061
5,000,000	Westpac Banking Corp., 0.29%, 11/2/11(b)(c)	4,997,503
25,000,000	Westpac Banking Corp., 0.46%, 11/29/11(b)(c)	24,971,569
		63,948,161
Food (3.4%)
30,000,000	Nestle Capital Corp., 0.21%, 9/9/11(b)(c)	29,998,600
Medical - Drugs (3.4%)
30,000,000	Novartis Finance Corp., 0.05%, 9/15/11(b)(c)	29,999,417
Medical Products (2.3%)
20,000,000	Johnson & Johnson, 0.05%, 9/16/11(b)(c)	19,999,583
Oil & Gas (3.5%)
30,000,000	Exxon Mobil Corp., 0.06%, 9/6/11(c)	29,999,750
Retail (1.2%)
10,000,000	Wal-Mart Stores, Inc., 0.08%, 9/23/11(b)(c)	9,999,511
Total Commercial Paper		238,939,048
Principal
Amount	Security Description	Amortized Cost
U.S. Government Agency Securities (8.0%)
$10,000,000	Federal Farm Credit Bank, 0.10%, 4/20/12(a)	$10,000,000
10,000,000	Federal Farm Credit Bank, Series 1, 0.17%, 9/20/11(a)	9,999,974
10,000,000	Federal Home Loan Bank, 0.13%, 6/22/12(a)	10,000,000
	Federal Home Loan Bank, Series 2:
10,000,000	0.14%, 7/2/12(a)	10,000,000
20,000,000	0.17%, 10/20/11(a)	20,000,000
10,000,000	Federal Home Loan Mortgage Corp., 0.07%, 11/9/11(a)	9,998,660
Total U.S. Government Agency Securities		69,998,634
Repurchase Agreements (56.5%)
125,000,000	Credit Agricole CIB NY, 0.08%, 9/1/11, (Purchased on 8/31/11, proceeds at maturity $125,000,278, collateralized by FHLB, (0.14%), (6/18/12), fair value $127,504,371)	125,000,000
116,326,319	Deutsche Bank Securities, Inc., 0.06%, 9/1/11, (Purchased on 8/31/11, proceeds at maturity $116,326,513, collateralized by various U.S. Government Agency Bonds, (3.00% - 5.36%), (10/18/13 - 11/24/17), fair value $118,653,772)	116,326,319
175,000,000	Goldman Sachs & Co., 0.04%, 9/1/11, (Purchased on 8/31/11, proceeds at maturity $175,000,194, collateralized by FNMA, (1.63% - 2.38%), (10/26/15 - 4/11/16), fair value $178,500,578)	175,000,000
75,000,000	Merrill Lynch, Pierce Fenner & Smith, Inc., 0.04%, 9/1/11, (Purchased on 8/31/11, proceeds at maturity $75,000,083, collateralized by U.S. Treasury Bills, (0.00%), (11/17/11), fair value $76,500,005)	75,000,000
Total Repurchase Agreements		491,326,319
Total Investments (Cost $870,264,001)(d)—100.0%		870,264,001
Other assets in excess of liabilities — 0.0%		76,321
Net Assets — 100.0%		$870,340,322

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2011.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Rate represents the effective yield at purchase.
(d)	Cost and value for federal income tax and financial reporting purposes are the same.

FHLB	Federal Home Loan Bank
FNMA	Federal National Mortgage Association
YCD	Yankee Certificate of Deposit

See notes to financial statements.

CAVANAL HILL FUNDS
Tax-Free Money Market Fund

Schedule of Portfolio Investments
 August 31, 2011

Principal
Amount	Security Description	Amortized Cost
Municipal Bonds (89.2%)
Alaska (4.4%)
$15,400,000	Valdez Alaska Marine Terminal Revenue, Exxon Pipeline Co. Project, Series C, 0.05%, next reset date 9/1/11, final maturity 12/1/33(a)	$15,400,000
Colorado (7.6%)
7,400,000	Broomfield Colorado Urban Renewal, 0.30%, next reset date 9/7/11, final maturity 12/1/30, Enhanced by: LOC(a)	7,400,000
5,600,000	Castle Rock Colorado Certificate of Participation, 0.25%, next reset date 9/7/11, final maturity 9/1/37, Enhanced by: LOC(a)	5,600,000
7,705,000	Colorado Educational & Cultural Facilities Authority Revenue, Christian University Project, 0.19%, next reset date 9/7/11, final maturity 7/1/34, Enhanced by: LOC(a)	7,705,000
6,000,000	Denver Colorado City & County Airport Revenue, 0.22%, next reset date 9/7/11, final maturity 11/15/25, Enhanced by: LOC, AMT(a)	6,000,000
		26,705,000
Florida (1.3%)
4,590,000	Orange County Florida Housing Financial Authority Multifamily Revenue, 0.19%, next reset date 9/7/11, final maturity 8/15/35, Enhanced by: LOC, AMT(a)	4,590,000
Illinois (7.6%)
8,200,000	Cook County Illinois Revenue, 0.19%, next reset date 9/7/11, final maturity 5/1/35, Enhanced by: LOC(a)	8,200,000
12,200,000	Illinois State Toll Highway Authority Revenue, Series B, 0.38%, next reset date 9/7/11, final maturity 1/1/17, Insured by: AGM(a)	12,200,000
6,400,000	Quincy Illinois Revenue, Blessing Hospital Project, 0.18%, next reset date 9/7/11, final maturity 11/15/33, Enhanced by: LOC(a)	6,400,000
		26,800,000
Indiana (3.7%)
8,900,000	Indiana Health Facility Financing Authority Revenue, Deaconess Hospital, Inc., 0.16%, next reset date 9/7/11, final maturity 1/1/22, Enhanced by: LOC(a)	8,900,000
4,200,000	Indiana Municipal Power Agency Revenue, Series A, 0.16%, next reset date 9/7/11, final maturity 1/1/18, Enhanced by: LOC(a)	4,200,000
		13,100,000

Principal
Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Kansas (3.6%)
$12,580,000	Kansas State Development Financial Authority Hospital Revenue, Series C, 0.16%, next reset date 9/7/11, final maturity 11/15/34, Enhanced by: LOC(a)	$12,580,000
Kentucky (1.4%)
5,070,000	Jeffersontown Kentucky Lease Program Revenue, 0.17%, next reset date 9/7/11, final maturity 3/1/30, Enhanced by: LOC(a)	5,070,000
Michigan (0.2%)
661,000	Michigan State Strategic Fund, Solid Waste Disposal, Grayling Generating Project, 0.17%, next reset date 9/7/11, final maturity 1/1/14, Enhanced by: LOC, AMT(a)	661,000
Missouri (1.9%)
6,605,000	Jackson County Missouri Industrial Development Authority Recreational Facilities Revenue, 0.31%, next reset date 9/7/11, final maturity 11/1/18, Enhanced by: LOC(a)	6,605,000
Montana (0.9%)
3,000,000	Forsyth Montana Pollution Control Revenue, Pacificorp Project, 0.30%, next reset date 9/1/11, final maturity 1/1/18, Enhanced by: LOC(a)	3,000,000
Ohio (2.4%)
8,300,000	Ohio State Water Development Authority Revenue, FirstEnergy Generation Corp., Series A, 0.06%, next reset date 9/1/11, final maturity 5/15/19, Enhanced by: LOC(a)	8,300,000
Oregon (2.9%)
10,000,000	Oregon State, GO, 2.00%, final maturity 6/29/12	10,145,444
Pennsylvania (18.8%)
8,500,000	Beaver County Pennsylvania Industrial Development Authority Revenue, 0.10%, next reset date 9/1/11, final maturity 4/1/41, Enhanced by: LOC(a)	8,500,000
15,900,000	Berks County Pennsylvania Municipal Authority Revenue, 0.38%, next reset date 9/7/11, final maturity 5/1/32(a)	15,900,000
6,700,000	Emmaus Pennsylvania General Authority Revenue, 0.17%, next reset date 9/7/11, final maturity 3/1/24, Enhanced by: LOC(a)	6,700,000
6,000,000	Emmaus Pennsylvania General Authority Revenue, 0.17%, next reset date 9/7/11, final maturity 3/1/24, Enhanced by: LOC(a)	6,000,000
10,000,000	Luzerne County Pennsylvania, GO, Series A, 0.20%, next reset date 9/7/11, final maturity 11/15/26, Insured by: AGM(a)	10,000,000

See notes to financial statements.

CAVANAL HILL FUNDS
Tax-Free Money Market Fund

Schedule of Portfolio Investments, Concluded
August 31, 2011

Principal
Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Pennsylvania, continued:
$5,000,000	Philadelphia Pennsylvania, GO, Series B, 0.17%, next reset date 9/7/11, final maturity 8/1/31, Enhanced by: LOC(a)	$5,000,000
14,000,000	Philadelphia Pennsylvania School District, Series F, 0.15%, next reset date 9/7/11, final maturity 9/1/30, Enhanced by: LOC(a)	14,000,000
		66,100,000
South Carolina (1.6%)
5,625,000	South Carolina Jobs-Economic Development Authority Student Housing Revenue, State University Housing LLC, Series A, 0.31%, next reset date 9/7/11, final maturity 3/1/27, Enhanced by: LOC(a)	5,625,000
Tennessee (6.2%)
6,935,000	Clarksville Tennessee Public Building Pooled Authority Revenue, 0.18%, next reset date 9/1/11, final maturity 1/1/33, Enhanced by: LOC(a)	6,935,000
15,000,000	Montgomery County Tennessee Public Building Pooled Authority Revenue, 0.35%, next reset date 9/7/11, final maturity 11/1/27, Enhanced by: LOC(a)	15,000,000
		21,935,000
Texas (1.1%)
4,000,000	Houston Texas Airport System Revenue, 0.14%, next reset date 9/7/11, final maturity 7/1/30, Enhanced by: LOC(a)	4,000,000
Utah (6.4%)
10,000,000	Emery County Utah Pollution Control Revenue, 0.30%, next reset date 9/7/11, final maturity 7/1/15, Enhanced by: LOC(a)	10,000,000
12,500,000	Utah Transit Authority Sales Tax Revenue, 0.16%, next reset date 9/1/11, final maturity 6/15/36, Enhanced by: LOC(a)	12,500,000
		22,500,000
Virginia (5.9%)
11,545,000	Falls Church Virginia Economic Development Authority Revenue, 0.19%, next reset date 9/7/11, final maturity 7/1/31, Enhanced by: LOC(a)	11,545,000
9,000,000	Virginia Small Business Financing Authority Revenue, Museum of Fine Arts Foundation, 0.19%, next reset date 9/7/11, final maturity 8/1/35, Enhanced by: LOC(a)	9,000,000
		20,545,000

Shares or
Principal		Amortized Cost
Amount	Security Description	or Value
Municipal Bonds, continued:
Washington (1.4%)
$5,000,000	Washington State Health Care Facilities Authority Revenue, Series C, 0.15%, next reset date 9/7/11, final maturity 11/15/46, Enhanced by: LOC(a)	$5,000,000
Wisconsin (6.8%)
6,350,000	Milwaukee Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 0.21%, next reset date 9/7/11, final maturity 9/1/40, Enhanced by: LOC(a)	6,350,000
7,300,000	Wisconsin State Health & Educational Facilities Authority Revenue, 0.20%, next reset date 9/7/11, final maturity 3/1/36, Enhanced by: LOC(a)	7,300,000
10,000,000	Wisconsin State Revenue, 2.00%, final maturity 6/15/12	10,139,462
		23,789,462
Wyoming (3.1%)
11,000,000	Lincoln County Wyoming Pollution Control Revenue, Exxon Project, 0.05%, next reset date 9/1/11, final maturity 8/1/15(a)	11,000,000
Total Municipal Bonds		313,450,906

Commercial Paper (6.3%)
Illinois (4.6%)
16,263,000	Illinois Educational Facilities Authority, 0.32%, final maturity 11/7/11, Enhanced by: LOC	16,263,000

Virginia (1.7%)
5,995,000	Peninsula Ports Authority, 0.17%, final maturity 12/8/11, Enhanced by: LOC	5,995,000
Total Commercial Paper		22,258,000
Investment Companies (4.4%)
15,122,174	Goldman Sachs Financial Square Funds-Tax-Free Money Market Fund	15,122,174
256,252	SEI Tax-Exempt Trust Institutional Tax Free, Class A	256,252
Total Investment Companies		15,378,426

Total Investments (Cost $351,087,332)(b)—99.9%		351,087,332
Other assets in excess of liabilities — 0.1%		212,145
Net Assets — 100.0%		$351,299,477

(a)	Variable rate investment with the option to tender at par value on an interest reset date. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2011.
(b)	Cost and value for federal income tax and financial reporting purposes are the same.

AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
GO	General Obligation
LOC	Letter of Credit

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments
 August 31, 2011

Principal
Amount	Security Description	Value
Municipal Bonds (88.7%)
Arizona (3.7%)
$650,000	Arizona Water Infrastructure Finance Authority Revenue, Series A, 5.00%, 10/1/25, Continuously Callable @ 100	$705,647
750,000	Chandler Arizona, GO, 4.00%, 7/1/24, Callable 7/1/18 @ 100*	792,202
		1,497,849
California (0.3%)
80,000	Pomona California Public Financing Authority Revenue, 5.00%, 2/1/24, Continuously Callable @ 100, Insured by: NATL-RE	78,267
25,000	San Diego California Public Facilities Financing Authority Revenue, Series A, 4.38%, 9/2/12, Continuously Callable @ 100.5, Insured by: AMBAC	25,029
		103,296
Colorado (2.3%)
750,000	Douglas County Colorado School District No. RE-1 Douglas & Elbert Counties, GO, 5.25%, 12/15/24, Insured by: State Aid Withholding	922,935
Florida (1.9%)
10,000	Florida Municipal Loan Council Revenue, 4.50%, 4/1/13, Continuously Callable @ 100, Insured by: MBIA	10,026
700,000	Sarasota County Florida Utility System Revenue, Series A, 5.00%, 10/1/25, Callable 10/1/15 @ 100, Insured by: NATL-RE, AGC and FGIC*	754,915
		764,941
Georgia (1.0%)
5,000	Dalton-Whitfield County Georgia Hospital Authority Revenue, 5.25%, 7/1/13, Continuously Callable @ 100, Insured by: NATL-RE, ETM	5,234
350,000	Georgia State, GO, Series B, 5.00%, 1/1/24, Callable 1/1/19 @ 100*	404,226
		409,460
Hawaii (2.1%)
750,000	Honolulu Hawaii City & County, GO, Series A, 5.00%, 7/1/23, Callable 7/1/17 @ 100, Insured by: AGM*	839,272
Illinois (7.9%)
285,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, GO, Series A, 5.00%, 10/1/19, Continuously Callable @ 100, Insured by: AGM, ETM	349,664
215,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, Series A, 5.00%, 10/1/19, Continuously Callable @ 100	247,775
250,000	Illinois Health Facilities Authority Revenue, Series A, 5.50%, 2/15/15, Callable 10/7/11 @ 101, Insured by: AGM*	253,177

Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Illinois, continued:
$285,000	Joliet Illinois Waterworks & Sewage Revenue, Series A, 5.00%, 1/1/14, Callable 1/1/12 @ 100, Insured by: AMBAC*	$289,594
750,000	Schaumburg Illinois, GO, Series A, 4.25%, 12/1/22, Callable 12/1/13 @ 100*	773,145
670,000	Will County Illinois Community High School District No. 210 Lincoln-Way School Building, 5.00%, 1/1/17, Insured by: FGIC	761,730
500,000	Will County School District No. 122, GO, Series B, 5.10%, 11/1/15, Callable 11/1/11 @ 100, Insured by: FGIC*	503,285
		3,178,370
Indiana (3.2%)
390,000	Bartholomew County Indiana Building Corp., 4.25%, 7/15/14	423,259
305,000	Bartholomew County Indiana Building Corp., 4.25%, 7/15/15	338,013
500,000	Wayne Township Indiana Marion County School Building Corp. Revenue, 5.00%, 7/15/26, Continuously Callable @ 100, Insured by: NATL-RE, FGIC, State Aid Withholding	534,170
		1,295,442
Iowa (4.0%)
720,000	Bettendorf Iowa, GO, Series A, 4.00%, 6/1/22, Callable 6/1/19 @ 100*	784,354
805,000	Davenport Iowa, GO, Series A, 4.38%, 6/1/20, Callable 6/1/14 @ 100, Insured by: MBIA*	847,922
		1,632,276
Kansas (1.8%)
700,000	Topeka Kansas Utility Revenue, Series A, 4.38%, 8/1/23, Continuously Callable @ 101, Insured by: NATL-RE	738,780
Maryland (1.7%)
550,000	Maryland State, GO, 5.00%, 3/15/20, Callable 3/15/17 @ 100*	666,270
Massachusetts (1.7%)
550,000	Massachusetts State, GO, Series D, 5.50%, 10/1/20, Insured by: MBIA	693,006
Michigan (2.5%)
490,000	Lake Orion Michigan Community School District, GO, 5.00%, 5/1/16, Callable 5/1/12 @ 100, Insured by: Q-SBLF*	501,667
110,000	Lake Orion Michigan Community School District, GO, 5.00%, 5/1/16, Callable 5/1/12 @ 100, Insured by: Q-SBLF*	113,533
400,000	Novi Michigan Special Assessment, 4.75%, 10/1/14, Callable 10/1/11 @ 100, Insured by: AMBAC*	401,364
		1,016,564

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Minnesota (2.0%)
$750,000	Minnesota State, GO, Series A, 4.00%, 12/1/24, Callable 12/1/19 @ 100*	$802,440
Nebraska (0.0%)
10,000	Lincoln Nebraska, GO, 3.45%, 6/15/15, Callable 6/15/13 @ 100*	10,520
New York (0.1%)
25,000	New York City Transport Authority Revenue, 5.40%, 1/1/18, Insured by: AGM, ETM	28,986
North Carolina (2.0%)
750,000	Guilford County North Carolina, GO, Series A, 4.00%, 2/1/24, Callable 2/1/19 @ 100*	800,812
Oklahoma (0.4%)
150,000	University of Oklahoma Revenue, 3.70%, 6/1/13, Insured by: MBIA	157,874
Oregon (2.1%)
750,000	Washington County Oregon, GO, 5.00%, 6/1/24, Callable 6/1/16 @ 102*	826,995
Pennsylvania (6.1%)
750,000	Central Bucks Pennsylvania School District, GO, 5.00%, 5/15/24, Callable 5/15/18 @ 100, Insured by: State Aid Withholding*	919,425
10,000	Delaware County Pennsylvania Authority Health Care Revenue, 5.38%, 11/15/23, Continuously Callable @ 100, Insured by: Connie Lee, ETM(a)	10,130
645,000	Mount Lebanon Pennsylvania School District, GO, Series A, 5.00%, 2/15/25, Callable 2/15/19 @ 100, Insured by: State Aid Withholding*	718,562
750,000	Upper Dublin Pennsylvania School District, GO, 4.75%, 11/15/23, Callable 5/15/19 @ 100, Insured by: State Aid Withholding*	831,450
		2,479,567
South Carolina (2.0%)
775,000	South Carolina State, Series A66, 4.00%, 4/1/24, Continuously Callable @ 100	825,848
Tennessee (1.9%)
750,000	Williamson County Tennessee, GO, Series A, 4.00%, 4/1/25, Callable 4/1/19 @ 100*	784,185
Texas (25.6%)
300,000	Allen Texas Independent School District, GO, 5.00%, 2/15/25, Continuously Callable @ 100	334,449
165,000	Del Rio Texas, GO, Series B, 4.50%, 7/1/16, Callable 7/1/12 @ 100, Insured by: AMBAC*	169,318
610,000	Frisco Texas Independent School District, GO, Series A, 4.00%, 8/15/24, Continuously Callable @ 100	631,570

Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$700,000	Goose Creek Texas Consolidated Independent School District, GO, 4.50%, 2/15/28, Callable 2/15/15 @ 100, Insured by: NATL-RE, FGIC, PSF-GTD*	$725,487
750,000	Harris County Texas, GO, Series B, 5.00%, 10/1/24, Callable 10/1/14 @ 100*	820,710
625,000	Houston Texas Utility System Revenue, Series A, 5.00%, 11/15/27, Continuously Callable @ 100, Insured by: AGM	678,562
640,000	Kyle Texas, GO, 4.00%, 2/15/22, Continuously Callable @ 100, Insured by: AGC	686,746
750,000	Lewisville Texas Independent School District, GO, 5.00%, 8/15/21, Callable 2/15/19 @ 100*	882,052
215,000	Lubbock Texas Independent School District, GO, 4.50%, 2/15/16, Callable 2/15/12 @ 100, Insured by: PSF-GTD*	218,522
550,000	Pflugerville Texas, 4.75%, 8/1/20, Callable 8/1/13 @ 100, Insured by: FGIC*	573,535
500,000	San Marcos Texas Tax & Toll Revenue, GO, 5.00%, 8/15/26, Callable 8/15/17 @ 100, Insured by: AGM*	536,385
500,000	Spring Texas Independent School District, GO, 5.00%, 8/15/27, Continuously Callable @ 100, Insured by: PSF-GTD	556,935
190,000	Texas State University Systems Financing Revenue, 5.00%, 3/15/20, Prerefunded 3/15/12 @ 100, Insured by: AGM	194,609
10,000	Texas State University Systems Financing Revenue, 5.00%, 3/15/20, Continuously Callable @ 100, Insured by: AGM	10,187
450,000	Waller Texas Independent School District, GO, 5.50%, 2/15/28, Callable 2/15/18 @ 100, Insured by: PSF-GTD*	500,769
750,000	Williamson County Texas Pass-Through Toll Bond, 5.00%, 2/15/21, Callable 2/15/19 @ 100*	889,080
640,000	Wylie Texas, GO, 5.00%, 2/15/21, Continuously Callable @ 100	731,917
1,050,000	Ysleta Texas Independent School District, GO, 5.00%, 8/15/23, Callable 8/15/16 @ 100, Insured by: PSF-GTD*	1,178,740
		10,319,573
Virginia (2.0%)
750,000	Fairfax County Virginia, GO, Series A, 4.00%, 4/1/24, Callable 4/1/19 @ 100, Insured by: State Aid Withholding*	800,782

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2011

Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Washington (4.8%)
$750,000	Seattle Washington, GO, 5.00%, 5/1/21, Callable 5/1/19 @ 100*	$886,365
300,000	Seattle Washington Drain & Wastewater Revenue, 5.00%, 11/1/17, Callable 11/1/11 @ 100, Insured by: FGIC*	302,148
685,000	Snohomish County Washington, GO, Series A, 5.00%, 12/1/27, Continuously Callable @ 100	753,603
		1,942,116
Wisconsin (5.6%)
20,000	Appleton Wisconsin Storm Water System Revenue, 4.00%, 4/1/17, Callable 4/1/13 @ 100, Insured by: MBIA*	20,724
550,000	Madison Wisconsin, GO, Series A, 4.25%, 10/1/17, Callable 10/1/16 @ 100*	629,904
555,000	Racine Wisconsin, GO, 5.00%, 12/1/19, Callable 12/1/18 @ 100*	654,156

Shares or
Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Wisconsin, continued:
$850,000	Wisconsin State, GO, Series B, 5.00%, 5/1/17, Callable 5/1/15 @ 100, Insured by: AGM*	$972,001
		2,276,785
Total Municipal Bonds		35,814,944

Investments in Affiliates (10.7%)
4,304,923	Cavanal Hill Tax-Free Money Market Fund, Institutional Class, 0.02%(b)	4,304,923
Total Investments in Affiliates		4,304,923
Total Investments (Cost $37,937,761)(c)—99.4%		40,119,867
Other assets in excess of liabilities — 0.6%		251,377
Net Assets — 100.0%		$40,371,244

(a)	Security was fair valued at August 31, 2011, using procedures approved by the Board of Trustees.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2011.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Company
GO	General Obligation
MBIA	Municipal Bond Insurance Association
NATL-RE	National Public Finance Guarantee Corporation
PSF-GTD	Public School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments
August 31, 2011

Principal
Amount	Security Description	Value
Asset Backed Securities (4.3%)
$20,177	ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	$20,109
1,077,010	Alesco Preferred Funding Ltd., Series 8A, Class C2, 5.73%, 12/23/35(a)(b)(c)	53,850
186,868	Ameriquest Mortgage Securities, Inc., Series 2003-IA1, Class A4, 4.97%, 11/25/33	187,193
8,746	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	8,721
17,082	CIT Marine Trust, Series 1999-A, Class A4, 6.25%, 11/15/19	16,513
456,735	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF1, Class A5, 5.01%, 11/25/34(b)	440,936
130,671	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 11/25/16(b)	121,534
66,906	Countrywide Home Equity Loan Trust, Series 2004-C, Class F, 0.43%, 1/15/34(b)	43,768
840,693	Fremont Home Loan Trust, Series 2004-3, Class M5, 2.09%, 11/25/34(b)	218,580
9,536	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(b)	9,475
1,426,820	Residential Asset Mortgage Products, Inc., Series 2003-RZ4, Class A7, 4.79%, 6/25/33(b)	1,439,990
225,237	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.93%, 9/25/33(b)	85,067
602,490	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32	540,173
86,099	Residential Asset Securitization Trust, Series 2001-KS2, Class AI6, 6.49%, 10/25/30(b)	77,664
169,281	Residential Funding Mortgage Securities, Series 2003-HS2, Class AI4, 3.87%, 7/25/33(b)	160,533
457,021	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34(b)	372,466
522,673	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 6.23%, 5/25/35(b)	300,602
2,675,825	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.72%, 8/5/36(a)(b)(c)	27
Total Asset Backed Securities		4,097,201

Mortgage Backed Securities† (33.1%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.6%)
330,605	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 2.73%, 2/25/36(b)	129,509
26,333	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 4.98%, 7/25/35(b)	16,503

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Adjustable Rate Mortgage Backed Securities, continued:
$71,847	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 1.50%, 7/20/35(b)	$40,677
64,786	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 2.21%, 9/25/34(b)	55,252
180,671	JPMorgan Alternative Loan Trust, Series 2006-A7, Class 2A8, 5.75%, 12/25/36(b)	16,940
101,767	Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 2.99%, 8/25/35(b)	70,079
206,542	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 3.63%, 9/25/34(b)	183,176
67,179	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 3.81%, 1/25/36(b)	33,194
		545,330
Alt-A - Fixed Rate Mortgage Backed Securities (8.8%)
723,990	Bank of America Alternative Loan Trust, Series 2005-5, Class 4A1, 5.00%, 6/25/19	732,515
123,447	Bank of America Alternative Loan Trust, Series 2004-9, Class 2CB2, 5.50%, 10/25/34	125,095
61,747	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35	54,682
98,694	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36	73,111
34,767	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	35,393
59,680	Countrywide Alternative Loan Trust, Series 2003-1T1, Class A2, 5.00%, 4/25/33	60,546
57,084	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A6, 5.00%, 8/25/33	57,166
14,377	Countrywide Alternative Loan Trust, Series 2004-1T1, Class A2, 5.50%, 2/25/34	14,376
71,530	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A6, 5.50%, 8/25/34	71,647
147,026	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35	120,970
62,427	Countrywide Alternative Loan Trust, Series 2005-70CB, Class A6, 5.50%, 12/25/35	19,375
76,324	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36	46,021
29,785	Countrywide Alternative Loan Trust, Series 2004-35T2, Class A1, 6.00%, 2/25/35	29,652

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$70,605	Countrywide Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36	$54,795
431,796	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	276,418
71,441	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37	48,537
165,070	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34	167,133
6,887	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1B1, 0.32%, 10/25/36(b)	2,678
881,326	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 4.82%, 10/25/33(b)	855,905
68,176	Deutsche Mortgage Securities, Inc., Series 2004-5, Class A3, 5.59%, 7/25/34(b)	69,456
23,186	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1A, 6.01%, 10/25/36(b)	12,754
19,998	First Horizon Alternative Mortgage Securities, Series 2005-FA1, Class 1A6, 5.50%, 3/25/35	19,600
224,916	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36	169,106
575,922	JPMorgan Re-Remic, Series 2009-7, Class 2A1, 6.00%, 2/27/37(b)(d)	584,758
69,493	Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, 2.77%, 4/21/34(b)	65,215
109,853	Master Alternative Loans Trust, Series 2004-3, Class 1A1, 5.00%, 3/25/19	111,056
325,239	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	332,804
371,751	Master Alternative Loans Trust, Series 2005-3, Class 4A1, 5.50%, 3/25/20	362,912
14,598	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	14,915
741,076	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	763,331
53,574	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34	55,378
15,829	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34	15,850
594,760	Nomura Asset Acceptance Corp., Series 2006-AF2, Class 1A3, 6.22%, 8/25/36(b)	240,068
46,342	Residential Accredit Loans, Inc., Series 2003-QS15, Class A1, 4.00%, 8/25/33	46,366
169,567	Residential Accredit Loans, Inc., Series 2002-QS19, Class A5, 4.20%, 12/25/32	171,735
854,849	Residential Accredit Loans, Inc., Series 2003-QS14, Class A1, 5.00%, 7/25/18	869,437
518,968	Residential Accredit Loans, Inc., Series 2004-QS6, Class A1, 5.00%, 5/25/19	515,389

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$106,519	Residential Accredit Loans, Inc., Series 2004-QS13, Class CB, 5.00%, 9/25/19	$106,580
25,391	Residential Accredit Loans, Inc., Series 2004-QS8, Class A2, 5.00%, 6/25/34	25,505
57,142	Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1, 5.25%, 9/25/33	57,967
155,551	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36	100,544
63,055	Residential Accredit Loans, Inc., Series 2002-QS8, Class A5, 6.25%, 6/25/17	64,425
46,351	Residential Accredit Loans, Inc., Series 2001-QS16, Class A2, 6.25%, 11/25/31	48,924
12,360	Residential Accredit Loans, Inc., Series 2001-QS18, Class A1, 6.50%, 12/25/31	13,007
58,818	Residential Asset Securitization Trust, Series 2003-A12, Class A1, 5.00%, 11/25/18	60,098
89,516	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36	48,111
126,364	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37	94,205
326,815	Structured Asset Securities Corp., Series 2004-11XS, Class 1A4A, 5.84%, 6/25/34(b)	317,361
99,418	Wells Fargo Alternative Loan Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35	87,754
		8,290,626
Prime Adjustable Rate Mortgage Backed Securities (7.6%)
174,597	Adjustable Rate Mortgage Trust, Series 2004-4, Class 1A1, 2.64%, 3/25/35(b)	157,024
70,000	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 2.76%, 5/25/35(b)	57,574
34,758	Bank of America Mortgage Securities, Series 2004-E, Class 1A1, 2.75%, 6/25/34(b)	32,623
86,159	Bank of America Mortgage Securities, Series 2003-F, Class 2A1, 2.88%, 7/25/33(b)	77,649
42,153	Bank of America Mortgage Securities, Series 2006-B, Class 2A1, 5.69%, 11/20/36(b)	31,108
59,527	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 2.56%, 10/25/35(b)	49,408
186,419	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 2.76%, 10/25/36(b)	116,534
25,812	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 2.78%, 9/25/34(b)	17,836
62,929	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 2.91%, 1/25/35(b)	54,838
94,961	Chase Mortgage Finance Corp., Series 2005-S3, Class A4, 5.50%, 11/25/35	93,376

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$110,603	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 2.71%, 8/25/35(b)	$98,450
201,472	Countrywide Home Loans, Series 2004-12, Class 12A1, 2.78%, 8/25/34(b)	154,011
44,058	Countrywide Home Loans, Series 2003-60, Class 2A1, 2.82%, 2/25/34(b)	35,073
63,021	Countrywide Home Loans, Series 2003-58, Class 2A2, 3.00%, 2/19/34(b)	55,620
1,431	Countrywide Home Loans, Series 2003-42, Class 1A1, 3.14%, 9/25/33(b)	1,104
165,413	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 2.77%, 11/25/34(b)	148,593
774,244	Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5, 5.22%, 6/26/37(b)(d)	745,864
57,568	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 2.76%, 10/25/35(b)	45,916
385,470	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1, 5.13%, 11/19/35(b)	328,451
212,613	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.75%, 11/25/35(b)	187,854
146,589	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 2.84%, 4/25/35(b)	105,962
70,669	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 2.87%, 12/19/35(b)	48,484
271,646	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 2.98%, 1/19/35(b)	130,004
186,971	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 2.52%, 8/25/34(b)	151,450
44,931	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 2.62%, 8/25/34(b)	30,968
15,490	Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 3A2, 3.00%, 10/25/34(b)	12,018
119,497	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 3.12%, 8/25/36(b)	51,968
208,299	Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A2, 3.17%, 9/25/36(b)	128,937
82,240	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 5.42%, 7/25/36(b)	64,893
52,526	JPMorgan Adjustable Rate Mortgage Trust, Series 2005-A6, Class 3A2, 2.83%, 9/25/35(b)	46,163
50,000	JPMorgan Adjustable Rate Mortgage Trust, Series 2005-A7, Class 1A2, 3.15%, 10/25/35(b)	45,870

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$16,036	JPMorgan Adjustable Rate Mortgage Trust, Series 2006-A5, Class 3A4, 5.86%, 8/25/36(b)	$12,455
40,081	JPMorgan Mortgage Trust, Series 2005-A4, Class 3A1, 5.12%, 7/25/35(b)	36,967
351,841	JPMorgan Re-Remic, Series 2009-5, Class 2A1, 4.97%, 1/26/37(b)(d)	333,370
321,012	JPMorgan Re-Remic, Series 2009-7, Class 8A1, 5.50%, 1/27/47(b)(d)	322,635
627,111	JPMorgan Re-Remic, Series 2009-7, Class 5A1, 6.00%, 2/27/37(b)	639,946
7,266	Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 2.54%, 2/25/34(b)	6,729
61,032	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 2.77%, 7/25/34(b)	55,389
83,856	MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2, 2.14%, 12/25/34(b)	78,901
180,734	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 2.63%, 8/25/34(b)	149,754
105,853	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 2.77%, 8/25/34(b)	85,195
59,383	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 1A2, 2.53%, 12/25/35(b)	43,246
174,213	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 2.54%, 6/25/34(b)	152,120
9,645	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 2.61%, 2/25/34(b)	8,156
118,167	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 2.66%, 11/25/34(b)	87,947
611,773	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 1A1, 2.67%, 4/25/34(b)	456,210
133,935	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 2.70%, 12/25/34(b)	94,247
62,843	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 5.50%, 12/27/35(b)	32,687
95,359	Structured Asset Securities Corp., Series 2003-24A, Class 1A3, 2.45%, 7/25/33(b)	83,636
332,528	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.23%, 8/20/35(b)	178,439
8,116	Washington Mutual, Series 2006-AR8, Class 1A1, 2.56%, 8/25/46(b)	6,334
46,274	Washington Mutual, Series 2004-AR3, Class A2, 2.58%, 6/25/34(b)	45,625

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$38,663	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 0.61%, 7/25/44(b)	$29,500
120,915	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A1, 2.68%, 10/25/35(b)	111,720
319,875	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1, 5.32%, 11/25/36(b)	258,341
51,804	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A2, 5.83%, 9/25/36(b)	42,196
62,112	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 2.70%, 6/25/34(b)	58,287
187,972	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR1, Class 1A1, 2.73%, 2/25/35(b)	167,880
37,619	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class 3A1, 2.74%, 5/25/35(b)	33,100
112,545	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 2.76%, 10/25/35(b)	108,522
41,425	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 1A1, 2.83%, 7/25/34(b)	38,583
31,633	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 3A1, 2.85%, 12/25/34(b)	30,369
50,248	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 3A1, 5.25%, 1/25/20	52,330
		7,146,439
Prime Fixed Mortgage Backed Securities (12.9%)
476,075	American Home Mortgage Investment Trust, Series 2005-2, Class 5A3, 5.08%, 9/25/35(b)	472,739
492,549	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.20%, 6/25/36(b)	263,962
7,054	Bank of America Funding Corp., Series 2003-2, Class 2A1, 6.00%, 6/25/17	7,255
122,692	Bank of America Funding Corp., Series 2005-3, Class 1A17, 7.50%, 6/25/35	123,955
67,234	Bank of America Mortgage Securities, Series 2006-A, Class 2A1, 2.88%, 2/25/36(b)	50,722
51,340	Bank of America Mortgage Securities, Series 2003-H, Class 2A3, 2.90%, 9/25/33(b)	48,333
46,306	Bank of America Mortgage Securities, Series 2004-7, Class 5A10, 5.25%, 8/25/34	46,469
762	Bank of America Mortgage Securities, Series 2005-2, Class 1A6, 5.50%, 3/25/35	754

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Rate Backed Securities, continued:
$185,033	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 7.18%, 3/25/31(b)	$195,122
42,267	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	43,861
170,110	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 5.76%, 7/25/37(b)	152,523
12,894	Citicorp Mortgage Securities, Inc., Series 2003-10, Class A2, 4.50%, 11/25/18	13,005
66,832	Citicorp Mortgage Securities, Inc., Series 1994-3, Class A13, 6.50%, 2/25/24	66,270
725,067	Citigroup Mortgage Loan Trust, Inc., Series 2009-5, Class 6A1, 6.00%, 2/25/37(d)	752,926
4,258	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA1, 6.50%, 6/25/16	4,356
6,819	Citigroup Mortgage Loan Trust, Inc., Series 2004-2, Class 2A1, 6.50%, 8/25/18(d)	7,068
149,931	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31	156,597
357,718	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2, 6.75%, 8/25/34	380,015
41,609	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34	44,080
139,921	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A2, 5.50%, 7/25/34	142,878
209,990	Countrywide Home Loans, Series 2004-13, Class 2A1, 5.00%, 8/25/34	210,307
12,105	Countrywide Home Loans, Series 2005-8R, Class A4, 6.00%, 10/25/34	12,116
136,517	Countrywide Home Loans, Series 2006-20, Class 1A6, 6.00%, 2/25/37	48,580
44,517	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR2, Class 2A1, 2.56%, 2/25/33(b)	41,795
222,182	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 2.59%, 11/25/32(b)	51,108
18,781	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 7A1, 5.00%, 9/25/15	18,300
464,196	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19	467,047
53,924	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 1A9, 5.25%, 8/25/35	53,133
8,501	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 4A1, 5.50%, 11/25/17	8,813

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Rate Backed Securities, continued:
$7,940	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 4A4, 5.50%, 12/25/34	$7,815
126,740	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 1A1, 5.75%, 2/25/34	129,042
984,507	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A11, 6.00%, 10/25/33	999,638
166,476	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	174,558
68,143	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33	72,762
220,660	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32	109,247
117,064	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32	120,026
111,456	First Horizon Alternative Mortgage Securities, Series 2006-FA5, Class A3, 6.25%, 8/25/36	78,017
122,562	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	124,303
534	First Horizon Mortgage Pass-Through Trust, Series 2004-2, Class 1A4, 5.00%, 5/25/34	533
247,323	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33	251,657
176,347	GSR Mortgage Loan Trust, Series 2005-8F, Class 7A1, 5.50%, 10/25/20	169,158
49,785	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	49,892
123,716	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35	117,519
6,359	GSR Mortgage Loan Trust, Series 2004-2F, Class 11A1, 7.00%, 9/25/19	6,440
31,109	JPMorgan Mortgage Trust, Series 2006-S1, Class 3A3, 5.50%, 4/25/36	30,927
359,841	JPMorgan Re-Remic, Series 2009-7, Class 12A1, 6.25%, 1/27/37(b)(d)	366,601
15,733	Lehman Mortgage Trust, Series 2005-2, Class 2A3, 5.50%, 12/25/35	15,657
54,606	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36	38,355
87,855	Master Asset Securitization Trust, Series 2003-8, Class 2A1, 4.50%, 9/25/18	90,315
650,805	Master Asset Securitization Trust, Series 2003-11, 5.00%, 12/25/18	664,557
116,621	Master Asset Securitization Trust, Series 2002-8, Class 1A2, 5.25%, 12/25/17	119,790
49,812	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	51,553

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Rate Backed Securities, continued:
$64,709	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	$67,618
48,778	Master Seasoned Securities Trust, Series 2005-1, Class 2A1, 6.22%, 9/25/17(b)	50,922
169,357	Prime Mortgage Trust, Series 2004-CL1, Class 2A1, 5.00%, 2/25/19	173,212
79,655	Prime Mortgage Trust, Series 2005-2, Class 1A3, 5.25%, 7/25/20	80,771
43,793	RAAC, Series 2005-SP1, Class 2A7, 5.25%, 9/25/34	43,602
78,086	RAAC, Series 2004-SP2, Class A1, 5.98%, 1/25/17(b)	80,025
17,433	Residential Asset Mortgage Products, Inc., Series 2004-SL2, Class A1, 6.50%, 10/25/16	17,929
40,762	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	41,808
3,951	Residential Funding Mortgage Securities I, Series 2003-S6, Class A1, 5.00%, 4/25/18	3,952
13,816	Residential Funding Mortgage Securities I, Series 2004-S4, Class 1A5, 5.25%, 4/25/34	13,788
92,480	Residential Funding Mortgage Securities I, Series 2005-S4, Class A1, 5.50%, 5/25/35	94,399
105,319	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35	102,836
86,757	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32	89,915
347,705	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	369,449
143,197	Structured Asset Securities Corp., Series 2003-14, Class 1A3, 5.50%, 5/25/33	147,232
137,745	Structured Asset Securities Corp., Series 2003-21, Class 1A3, 5.50%, 7/25/33	138,892
597,032	Structured Asset Securities Corp., Series 2005-5, Class 2A1, 5.50%, 4/25/35	583,652
310,354	Structured Asset Securities Corp., Series 2004-20, Class 4A1, 6.00%, 11/25/34	325,642
73,818	Structured Asset Securities Corp., Series 2002-3, Class 2A2, 6.50%, 3/25/32	77,071
3,000	Structured Mortgage Asset Residential Trust, Series 1992-12B, Class G, 7.60%, 1/25/24	2,580
59,498	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	59,989
39,607	Washington Mutual, Series 2003-S7, Class A1, 4.50%, 8/25/18	40,691
41,981	Washington Mutual, Series 2003-S13, Class 21A1, 4.50%, 12/25/18	43,546
5,790	Washington Mutual, Series 2002-S8, Class 2A7, 5.25%, 1/25/18	5,946

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Rate Backed Securities, continued:
$359,356	Washington Mutual, Series 2004-S3, Class 3A1, 6.00%, 7/25/34	$367,787
129,754	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-MS5, Class 1A1, 5.00%, 3/25/18	132,913
691,944	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 5A, 5.00%, 6/25/19	710,841
336,171	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-S4, Class 2A7, 5.00%, 6/25/33	340,159
271,058	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB4, Class 22A, 6.00%, 12/25/19	280,916
22,884	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A4, 2.81%, 4/25/36(b)	19,863
		12,180,397
U.S. Government Agency Mortgage Backed Securities (3.2%)
144,412	Fannie Mae, 2.09%, 1/1/35, Pool # 805386(b)	150,834
41,664	Fannie Mae, 2.41%, 6/1/32, Pool # 725286(b)	43,888
78,077	Fannie Mae, 2.45%, 2/1/30, Pool # 556998(b)	82,293
57,677	Fannie Mae, 2.48%, 12/1/22, Pool # 303247(b)	58,389
50,656	Fannie Mae, 3.15%, 7/1/27, Pool # 123496(b)	51,474
448,303	Fannie Mae, 3.50%, 12/1/25, Pool #AE7570	468,481
5,546	Fannie Mae, Series 2003-24, Class BA, 4.00%, 4/25/17	5,561
9,789	Fannie Mae, Series 2004-90, Class XN, 4.35%, 3/25/34	10,195
19,589	Fannie Mae, Series 2003-81, Class TB, 4.50%, 9/25/18	20,741
913	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	917
98,085	Fannie Mae, Series 2001-W4, Class AF6, 5.61%, 1/25/32(b)	107,593
81,636	Fannie Mae, 5.81%, 7/1/36, Pool # 805386(b)	88,575
16,729	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	18,768
54,195	Fannie Mae, Series 2513, Class PD, 6.00%, 2/15/32	54,858
2,486	Fannie Mae, Series G94-2, Class D, 6.45%, 1/25/24	2,541
6,417	Fannie Mae, Series 2006-63, Class AE, 6.50%, 10/25/33	6,440
41,680	Fannie Mae, Series 2001-W1, Class AF6, 6.90%, 7/25/31(b)	50,531
799	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	906
7,749	Fannie Mae, Series 1993-250, Class Z, 7.00%, 12/25/23	8,312

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$3,289	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	$3,788
13,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	15,060
2,985	Fannie Mae, Series 1992-34, Class G, 8.00%, 3/25/22	3,068
40,142	Fannie Mae Whole Loan, Series 2001-W2, Class AF6, 6.59%, 10/25/31(b)	44,821
6,263	Freddie Mac, 1.75%, 3/1/17, Pool # 350044(b)	6,414
3,120	Freddie Mac, Series 1228, Class M, 1.87%, 3/15/22(b)	3,123
22,759	Freddie Mac, 2.71%, 4/1/36, Pool # 1N0148(b)	23,819
1,340,000	Freddie Mac, Series 3910, Class JB, 3.00%, 12/15/37	1,387,901
14,083	Freddie Mac, Series 2752, Class EJ, 4.00%, 2/15/14	14,271
11,651	Freddie Mac, Series 2672, Class NF, 4.00%, 12/15/16	11,846
9,589	Freddie Mac, Series 1599, Class C, 6.10%, 10/15/23	10,009
32,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	35,333
1,473	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	1,488
21,826	Freddie Mac, Series 180, Class H, 6.50%, 9/15/21	24,386
3,000	Freddie Mac, Series 2290, Class LL, 6.50%, 2/15/31	3,068
4,796	Freddie Mac, Series 1568, Class D, 6.75%, 8/15/23	4,794
13,025	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21	14,616
2,393	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21	2,752
8,837	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21	9,968
4,407	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23	4,794
4,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26	4,585
11,224	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	13,073
7,553	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22	8,780
47,346	Government National Mortgage Assoc., 1.75%, 5/20/34, Pool # 80916(b)	48,908
21,315	Government National Mortgage Assoc., 2.00%, 11/20/29, Pool # 876947(b)	22,039
9,283	Government National Mortgage Assoc., 2.13%, 12/20/27, Pool # 80141(b)	9,609
8,413	Government National Mortgage Assoc., 2.25%, 3/20/29, Pool # 80263(b)	8,710
16,488	Government National Mortgage Assoc., 2.38%, 1/20/23, Pool # 8123(b)	17,086

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$14,922	Government National Mortgage Assoc., 2.38%, 1/20/25, Pool # 8580(b)	$15,464
8,078	Government National Mortgage Assoc., 2.38%, 3/20/26, Pool # 8832(b)	8,371
11,194	Government National Mortgage Assoc., 2.50%, 12/20/18, Pool # 8437(b)	11,614
8,971	Government National Mortgage Assoc., 2.50%, 12/20/21, Pool # 8889(b)	9,308
19,771	Government National Mortgage Assoc., 2.50%, 1/20/25, Pool # 8585(b)	20,509
5,484	Government National Mortgage Assoc., 4.00%, 2/20/16, Pool # 8103(b)	5,723
319	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool # 414856	362
368	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool # 1655	425
388	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool # 2320	451
674	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool # 376439	787
		3,062,420
Total Mortgage Backed Securities		31,225,212
Corporate Bonds (12.6%)
Diversified Financial Services (2.7%)
485,000	Charles Schwab Corp., 4.95%, 6/1/14	532,204
350,000	General Electric Capital Corp., 4.15%, 5/15/12	353,033
1,000,000	General Electric Capital Corp., Series A, 6.00%, 6/15/12, MTN	1,041,214
600,000	Goldman Sachs Group, Inc., 6.25%, 9/1/17	647,934
		2,574,385
Entertainment (1.3%)
1,150,000	The Walt Disney Co., Series D, 4.50%, 12/15/13, MTN	1,244,744
Financial Services (7.2%)
300,000	BP Capital Markets PLC, 3.63%, 5/8/14	316,442
1,000,000	BP Capital Markets PLC, 5.25%, 11/7/13	1,081,831
1,000,000	Citigroup, Inc., 5.10%, 9/29/11	1,003,277
750,000	Citigroup, Inc., 5.85%, 7/2/13	784,247
1,500,000	I-Preferred Term Securities IV, 1.00%, 6/24/34, Continuously Callable @ 100(b)(d)	975,000
2,000,000	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12(e)	497,500
500,000	Morgan Stanley, Series F, 4.00%, 7/30/20, Callable 7/30/13 @ 100, MTN(f)*	500,928
1,068,000	Morgan Stanley, Series C, 5.92%, 11/1/13, MTN(b)	1,108,338
500,000	Preferred Term Securities IX, 2.05%, 4/3/33, Continuously Callable @ 100(a)(b)	160,000

Shares or
Principal
Amount	Security Description	Value
Corporate Bonds, continued:
Financial Services, continued:
$309,164	Preferred Term Securities V, 2.35%, 4/3/32, Continuously Callable @ 100(b)(c)(d)	$13,912
406,542	Preferred Term Securities XXIII, 0.00%, 12/22/36(a)	122
334,400	Trains 10-2002, 6.81%, 1/15/12(b)(d)	338,470
		6,780,067
Insurance (1.0%)
500,000	Jackson National Life Global, 5.38%, 5/8/13(d)	531,693
350,000	MetLife, Inc., 6.75%, 6/1/16	410,174
		941,867
Telecommunications-Services & Equipment (0.4%)
350,000	AT&T Mobility LLC, 6.50%, 12/15/11	355,357
Total Corporate Bonds		11,896,420
Municipal Bond (0.6%)
Texas (0.6%)
500,000	Houston Texas Water & Sewer System Revenue, Series A, 5.00%, 12/1/30, Prerefunded 12/1/12 @ 100, AGM	528,520
Total Municipal Bonds		528,520
U.S. Government Agency Securities (12.9%)
	Fannie Mae:
2,039,000	1.00%, 11/23/15, Callable 11/23/11 @ 100(f)*	2,044,440
600,000	1.00%, 1/27/16, Callable 1/27/12 @ 100(f)*	599,868
1,000,000	Series 1, 1.50%, 5/10/16, Callable 11/10/11 @ 100(f)*	1,001,791
1,000,000	1.50%, 6/21/16, Callable 6/21/12 @ 100(f)*	1,005,592
	Fannie Mae Strips:
1,000,000	12.14%, 11/15/16(g)	918,875
	Federal Home Loan Bank:
1,500,000	Series 5, 1.00%, 6/13/14, Callable 9/13/11 @ 100(f)*	1,500,204
1,570,000	Series 2, 1.00%, 6/30/16, Callable 9/30/11 @ 100(f)*	1,570,728
1,000,000	1.00%, 7/18/16, Callable 10/18/11 @ 100(f)*	1,000,386
1,000,000	1.25%, 7/27/16, Callable 10/27/11 @ 100(f)*	1,001,286
	Freddie Mac:
500,000	1.05%, 7/27/16, Callable 10/27/11 @ 100, MTN(f)*	500,348
1,000,000	1.50%, 12/16/14, Callable 12/16/11 @ 100*	1,003,176
Total U.S. Government Agency Securities		12,146,694

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Concluded
August 31, 2011

Shares or Principal
Amount	Security Description	Value
U.S. Treasury Obligations (33.4%)
	U.S. Treasury Notes:
$2,500,000	0.38%, 8/31/12	$2,505,762
1,000,000	0.88%, 1/31/12	1,003,398
3,000,000	0.88%, 2/29/12	3,012,060
3,000,000	1.00%, 4/30/12	3,018,150
6,000,000	1.25%, 3/15/14	6,152,820
6,750,000	1.25%, 9/30/15	6,914,005
2,000,000	1.38%, 3/15/13	2,036,560
2,000,000	1.75%, 5/31/16	2,082,180
3,500,000	2.00%, 4/30/16	3,687,320
1,000,000	2.25%, 11/30/17	1,054,297
Total U.S. Treasury Obligations		31,466,552

Investments in Affiliates (3.4%)
3,201,941	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(h)	3,201,941
Total Investments in Affiliates		3,201,941
Total Investments (Cost $103,775,935)(i)—100.3%		94,562,540
Liabilities in excess of other assets — (0.3)%		(301,571)
Net Assets — 100.0%		$94,260,969

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2011, illiquid securities were 0.3% of the Fund’s net assets.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2011.
(c)	Issuer has deferred on the payment of interest.
(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(e)	Issuer has defaulted on the payment of interest.
(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2011.
(g)	Rate represents the effective yield at purchase.
(h)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2011.
(i)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGM	Assured Guaranty Municipal Corp.
MTN	Medium Term Note

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments
 August 31, 2011

Principal
Amount	Security Description	Value
Asset Backed Securities (1.6%)
$11,434	ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	$11,395
674,229	Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.40%, 12/23/37(a)(b)(c)	13,485
858,417	Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37(a)(c)	17,168
6,122	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	6,105
59,535	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(b)	57,273
150,158	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.93%, 9/25/33(b)	56,711
274,213	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34(b)	223,480
2,229,854	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.72%, 8/5/36(a)(b)(c)	22
Total Asset Backed Securities		385,639
Mortgage Backed Securities† (39.3%)
Alt-A - Fixed Rate Mortgage Backed Securities (14.7%)
83,062	Bank of America Alternative Loan Trust, Series 2005-9, Class 5A1, 5.50%, 10/25/20	77,093
175,026	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	155,958
105,000	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A7, 5.00%, 8/25/33	105,797
92,883	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	78,277
281,607	Countrywide Alternative Loan Trust, Series 2005-9CB, Class 1A6, 5.50%, 5/25/35	93,908
228,516	Countrywide Alternative Loan Trust, Series 2005-57CB, Class 3A4, 5.50%, 12/25/35	23,155
104,996	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1, 6.00%, 2/25/34	103,355
50,358	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34	50,412
227,261	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	145,483
215,000	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.27%, 6/25/36(b)	134,904
23,157	First Horizon Mortgage Pass-Through Trust, Series 2005-8, Class 2A1, 5.25%, 2/25/21	22,826
54,459	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19	56,648

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$68,269	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	$69,857
61,180	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34	61,851
107,796	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34	112,531
79,735	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	79,126
184,256	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	188,381
28,291	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33	29,208
71,073	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34	73,705
96,967	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34	102,491
158,670	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(b)	144,944
250,858	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(b)	224,318
151,725	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.16%, 3/25/35(b)	140,235
139,370	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36(b)	71,362
83,475	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 7.00%, 10/25/40(b)(d)	70,483
57,136	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18	58,864
74,440	Residential Accredit Loans, Inc., Series 2003-QS1, Class A1, 5.00%, 1/25/33	75,698
17,523	Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1, 5.25%, 9/25/33	17,777
67,832	Residential Accredit Loans, Inc., Series 2005-QS2, Class A1, 5.50%, 2/25/35	60,497
74,084	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21	65,347
192,949	Residential Accredit Loans, Inc., Series 2004-QS2, Class CB, 5.75%, 2/25/34	194,645
40,939	Residential Accredit Loans, Inc., Series 2002-QS19, Class A8, 6.00%, 12/25/32	42,545
58,136	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	38,552
92,030	Residential Asset Loans, Inc., Series 2006-QS12, Class 1A2, 6.50%, 9/25/36	54,476
141,612	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35	114,192
202,302	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36	152,497
26,668	Residential Funding Mortgage Securities I, Series 2003-S5, Class 1A1, 5.00%, 4/25/18	27,432
173,146	Washington Mutual Pass-Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35	139,285
		3,458,115

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
 August 31, 2011

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities (7.0%)
$39,195	Bank of America Funding Corp., Series 2004-B, Class 5A1, 3.12%, 11/20/34(b)	$30,996
84,129	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 3.12%, 11/25/34(b)	72,986
52,434	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 4.89%, 10/25/33(b)	51,956
94,014	Countrywide Home Loans, Series 2004-2, Class 2A1, 2.76%, 2/25/34(b)	89,357
111,928	Countrywide Home Loans, Series 2004-12, Class 12A1, 2.78%, 8/25/34(b)	85,561
71,325	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 2.49%, 4/25/37(b)	43,794
665,000	JPMorgan Mortgage Trust, Series 2005-A6, Class 3A3, 2.83%, 9/25/35(b)	462,538
130,000	JPMorgan Mortgage Trust, Series 2006-A6, Class 1A4L, 4.16%, 10/25/36(b)	87,323
355,000	JPMorgan Mortgage Trust, Series 2005-A1, Class 3A4, 5.02%, 2/25/35(b)	327,509
34,278	JPMorgan Mortgage Trust, Series 2006-A2, Class 2A1, 5.64%, 4/25/36(b)	28,430
54,890	Merrill Lynch Mortgage Investors Trust, Series 2005-A8, Class A1C1, 5.25%, 8/25/36(b)	55,039
220,744	Structured Mortgage Loan, Series 2004-3AC, Class A1, 2.41%, 3/25/34(b)	200,842
166,264	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.23%, 8/20/35(b)	89,219
13,711	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A1, 4.89%, 5/25/34(b)	13,617
		1,639,167
Prime Fixed Mortgage Backed Securities (11.0%)
135,421	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.06%, 9/25/35(b)	123,345
55,597	Bank of America Mortgage Securities, Series 2003-9, Class 3A1, 5.00%, 12/25/18	55,933
65,454	Bank of America Mortgage Securities, Series 2004-8, Class 3A1, 5.25%, 10/25/19	66,869
14,089	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	14,620
77,932	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37	74,920
63,905	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	64,663
38,876	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34	39,498
16,034	Countrywide Alternative Loan Trust, Series 2003-12CB, Class 2A1, 5.00%, 7/25/18	16,397
82,262	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	82,246

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$75,020	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	$78,614
130,238	Countrywide Home Loans, Series 2003-40, Class A5, 4.50%, 10/25/18	134,728
57,034	Countrywide Home Loans, Series 2004-J6, Class 1A2, 5.25%, 8/25/24	54,486
62,080	Countrywide Home Loans, Series 2005-29, Class A1, 5.75%, 12/25/35	53,936
52,265	Countrywide Home Loans, Series 2002-22, Class A20, 6.25%, 10/25/32	54,250
43,255	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 2/25/19	43,972
75,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 1A5, 5.75%, 9/25/34	75,972
84,491	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 8A1, 6.00%, 11/25/18	86,654
133,042	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33	133,056
43,637	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	45,756
23,030	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19	23,751
4,516	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32	4,696
33,801	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	34,982
121,662	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	121,663
15,846	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34	16,684
78,086	RAAC, Series 2004-SP2, Class A1, 5.98%, 1/25/17(b)	80,025
201,004	Residential Asset Mortgage Products, Inc., Series 2005-SL2, Class A3, 7.00%, 2/25/32	205,492
26,876	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	27,566
39,921	Residential Funding Mortgage Securities I, Series 2003-S12, Class 2A1, 4.00%, 12/25/32	40,459
32,022	Residential Funding Mortgage Securities I, Series 2004-S5, Class 2A1, 4.50%, 5/25/19	32,470
43,143	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	45,841
57,779	Structured Asset Securities Corp., Series 2003-20, Class 2A4, 4.50%, 7/25/18	58,632
20,484	Structured Asset Securities Corp., Series 2002-3, Class A4, 6.40%, 3/25/32	20,365

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
 August 31, 2011

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$43,990	Structured Asset Securities Corp., Series 2002-6, Class 1A5, 6.50%, 4/25/32	$45,375
797	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30	807
43,221	Union Planters Mortgage Finance Corp., Series 2000-1, Class A1, 7.70%, 12/25/24	46,988
83,736	Washington Mutual, Series 2003-S6, Class 2A3, 4.75%, 7/25/18	86,265
17,300	Washington Mutual, Series 2003-S11, Class 1A, 5.00%, 11/25/33	17,711
4,835	Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	4,997
44,847	Wells Fargo Mortgage Backed Securities Trust, Series 2003-14, Class 1A1, 4.75%, 12/25/18	46,291
69,705	Wells Fargo Mortgage Backed Securities Trust, Series 2005-13, Class A1, 5.00%, 11/25/20	71,804
198,163	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A9, 5.50%, 3/25/36	194,925
335,000	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7, Class A48, 6.00%, 6/25/37	68,152
		2,595,856
U.S. Government Agency Mortgage Backed Securities (6.6%)
2,992	Fannie Mae, Series 1992-45, Class F, 1.50%, 4/25/22(b)	3,095
19,227	Fannie Mae, 2.61%, 9/1/33, Pool #739372(b)	20,258
17,235	Fannie Mae, 2.63%, 7/1/23, Pool #224951(b)	18,073
448,303	Fannie Mae, 3.50%, 12/1/25, Pool #AE7570	468,481
263,571	Fannie Mae, 4.00%, 2/1/41, Pool #AB2264	273,483
3,936	Fannie Mae, Series 2003-33, Class LD, 4.25%, 9/25/22	4,048
258	Fannie Mae, Series 2004-72, Class LA, 4.50%, 4/25/30	258
33,000	Fannie Mae, Series 2005-48, Class MD, 5.00%, 4/25/34	36,210
30,896	Fannie Mae, 5.37%, 1/1/37, Pool #906675(b)	32,828
69	Fannie Mae, Series 2002-27, Class GC, 6.00%, 5/25/17	74
21,724	Fannie Mae, Series 1989-52, Class G, 6.00%, 8/25/19	23,714
1,311	Fannie Mae, 6.00%, 4/1/35, Pool #735503	1,468
14,203	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	15,880
9,458	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	10,936

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$32,715	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42, Callable 7/25/14 @ 100*	$38,403
2,348	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31	2,733
14,038	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	16,219
9,878	Fannie Mae, Series D-32, Class L, 8.00%, 10/25/21	11,157
1,554	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	1,757
7,856	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	9,109
2,539	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	2,897
2,428	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	2,774
1,214	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	1,431
1,084	Freddie Mac, Series 1227, Class P, 2.22%, 3/15/22(b)	1,125
97,675	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	104,323
2,823	Freddie Mac, Series 2556, Class TJ, 5.00%, 1/15/22	2,831
80,368	Freddie Mac, 5.22%, 8/1/34, Pool #755230(b)	85,005
4,048	Freddie Mac, Series 2419, Class QL, 5.50%, 3/15/17	4,498
20,336	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21	21,746
13,000	Freddie Mac, Series 2470, Class LL, 6.00%, 7/15/32	14,512
23,296	Freddie Mac, Series 3129, Class LM, 6.00%, 9/15/32	24,179
8,000	Freddie Mac, Series 2403, Class LL, 6.25%, 1/15/32	8,831
18,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	19,875
4,210	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	4,250
15,435	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21	18,200
14,492	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22	16,475
11,144	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24	12,794
12,885	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	13,574
5,317	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21	6,101
11,975	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26	11,970
4,874	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21	5,570
18,120	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	21,463

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
 August 31, 2011

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$26,567	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	$30,945
3,732	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21	3,739
6,586	Freddie Mac, 9.00%, 5/1/16, Pool #170164	7,411
5,616	Freddie Mac, 9.00%, 6/1/16, Pool #170171	6,319
7,546	Freddie Mac, 9.00%, 9/1/16, Pool #170192	8,510
4,704	Freddie Mac, 9.50%, 6/1/16, Pool #274005	4,775
1,802	Government National Mortgage Assoc., Series 2003-18, Class KB, 6.00%, 7/20/31	1,814
9,643	Government National Mortgage Assoc., Series 2002-57, Class BA, 6.00%, 4/20/32	10,034
9,907	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	11,532
368	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	428
6,111	Government National Mortgage Assoc., Series 1996-20, Class D, 7.50%, 9/16/26	6,667
2,535	Government National Mortgage Assoc., 8.00%, 2/15/22, Pool #319029	2,562
6,035	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	7,096
2,028	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	2,386
428	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	506
1,161	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	1,363
3,808	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	4,496
20,401	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	24,088
21,599	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	25,547
933	Government National Mortgage Assoc., 10.00%, 2/15/19, Pool #269976	1,098
		1,553,924
Total Mortgage Backed Securities		9,247,062

Shares or Principal
Amount	Security Description	Value
Corporate Bonds (18.0%)
Diversified Financial Services (3.8%)
$40,000	Goldman Sachs Group, Inc., 6.25%, 9/1/17	$43,196
1,000,000	Springleaf Finance Corp., 6.90%, 12/15/17, MTN	845,000
		888,196
Financial Services (10.1%)
100,000	Bank of America Corp., 6.50%, 8/1/16	107,324
225,000	Citigroup, Inc., 5.85%, 7/2/13	235,274
500,000	I-Preferred Term Securities, 2.35%, 12/11/32, Continuously Callable @ 100(a)(b)	220,000
500,000	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23(d)	505,150
225,000	Morgan Stanley, Series F, 4.00%, 7/30/20, Callable 7/30/13 @ 100, MTN(e)*	225,417
500,000	Preferred Term Securities IX, 2.05%, 4/3/33, Continuously Callable @ 100(a)(b)	160,000
507,243	Preferred Term Securities XI, 1.85%, 9/24/33, Continuously Callable @ 100(a)(b)(c)	139,492
973,987	Preferred Term Securities XX, 0.70%, 3/22/38, Callable 10/7/11 @ 100(b)(d)*	389,595
406,542	Preferred Term Securities XXIII, 0.00%, 12/22/36(a)	122
1,128,174	Preferred Term Securities XXVI, 6.19%, 9/22/37, Callable 6/22/12 @ 100(b)(d)*	225,635
176,000	Trains 10-2002, 6.81%, 1/15/12(b)(d)	178,142
		2,386,151
Insurance (1.0%)
200,000	MetLife, Inc., 6.75%, 6/1/16	234,385
Security Brokers & Dealers (2.9%)
300,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	324,501
1,100,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17(f)	550
365,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	367,566
		692,617
Telecommunications (0.2%)
50,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/7/11 @ 101.17*	47,943
Total Corporate Bonds		4,249,292

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Concluded
 August 31, 2011

Shares or Principal
Amount	Security Description	Value
Taxable Municipal Bond (0.4%)
Wisconsin (0.4%)
$85,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 10/7/11 @ 100, Enhanced by: LOC*	$85,275
Total Taxable Municipal Bonds		85,275
U.S. Government Agency Securities (4.6%)
1,000,000	Fannie Mae Strips, 12.14%, 11/15/16(g)	918,875
175,000	Federal Home Loan Bank, 1.00%, 9/16/20, Callable 9/16/11 @ 100(e)*	175,030
Total U.S. Government Agency Securities		1,093,905
U.S. Treasury Obligations (31.8%)
437,000	U.S. Treasury Bonds, 4.25%, 11/15/40	489,850
	U.S. Treasury Notes:
1,425,000	1.25%, 9/30/15	1,459,623
500,000	1.50%, 7/31/16	513,905
1,000,000	1.75%, 5/31/16	1,041,090
200,000	2.13%, 5/31/15	211,796
1,000,000	2.13%, 2/29/16	1,059,766
1,035,000	2.25%, 11/30/17	1,091,198
550,000	2.75%, 2/15/19	593,398
400,000	3.63%, 2/15/20	454,750
500,000	3.63%, 2/15/21	564,492
Total U.S. Treasury Obligations		7,479,868

Shares	Security Description	Value
Investments in Affiliates (3.8%)
895,975	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(h)	$895,975
Total Investments in Affiliates		895,975
Total Investments (Cost $30,486,670)(i)—99.5%		23,437,016
Other assets in excess of liabilities — 0.5%		109,224
Net Assets — 100.0%		$23,546,240

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2011, illiquid securities were 2.4% of the Fund’s net assets.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2011.
(c)	Issuer has deferred on the payment of interest.
(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(e)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2011.
(f)	Issuer has defaulted on the payment of interest.
(g)	Rate represents the effective yield at purchase.
(h)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2011.
(i)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

GO	General Obligation
LOC	Letter of Credit
MTN	Medium Term Note

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments
August 31, 2011

Principal
Amount	Security Description	Value
Asset Backed Securities (1.4%)
$10,761	ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	$10,725
518,638	Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.40%, 12/23/37(a)(b)(c)	10,373
858,417	Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37(a)(c)	17,168
4,373	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	4,361
113,117	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(b)	108,818
229,888	RAAC, Series 2004-SP1, Class AI4, 5.29%, 8/25/27(b)	230,947
235,150	Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31(d)	215,001
1,114,927	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.72%, 8/5/36(a)(b)(c)	11
Total Asset Backed Securities		597,404
Mortgage Backed Securities† (37.9%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.2%)
149,738	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 4.50%, 11/25/36(b)	78,738
Alt-A - Fixed Rate Mortgage Backed Securities (10.8%)
76,534	Bank of America Alternative Loan Trust, Series 2005-9, Class 1CB3, 5.50%, 10/25/35	62,596
92,969	Bank of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	62,933
108,999	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.50%, 1/25/34(b)	111,376
105,016	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	93,575
69,659	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37	47,061
253,000	Countrywide Alternative Loan Trust, Series 2005-46CB, Class A3, 5.50%, 10/25/35	189,177
655,822	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	472,451
47,069	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	46,329
100,000	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36	63,491
655,689	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37	413,123
541,151	Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36	343,333
298,418	JPMorgan Alternative Loan Trust, Series 2006-S4, Class A6, 5.71%, 12/25/36(b)	259,167

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$40,231	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25	$40,486
148,181	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33	150,188
183,376	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35	170,973
342,707	Master Alternative Loans Trust, Series 2004-10, Class 5A6, 5.75%, 9/25/34	348,290
174,873	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	178,664
79,735	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	79,126
230,321	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	235,476
100,795	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35	98,047
22,366	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33	22,837
59,392	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34	60,132
83,536	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	55,396
720,384	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	612,992
318,209	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	234,127
		4,451,346
Prime Adjustable Rate Mortgage Backed Securities (2.0%)
880,000	JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4, 2.79%, 8/25/35(b)	622,207
43,278	JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, 5.68%, 6/25/36(b)	36,911
113,639	MLCC Mortgage Investors, Inc., Series 2004-HB1, Class A3, 2.08%, 4/25/29(b)	101,523
36,466	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 4A1, 5.57%, 6/25/36(b)	29,358
83,132	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.23%, 8/20/35(b)	44,610
		834,609
Prime Fixed Mortgage Backed Securities (14.3%)
44,061	ABN AMRO Mortgage Corp., Series 2003-7, Class A2, 5.00%, 7/25/18	44,471
95,000	Bank of America Funding Corp., Series 2005-3, Class 1A9, 5.25%, 6/25/35	92,939
162,367	Bank of America Mortgage Securities, Series 2004-7, Class 2A2, 5.75%, 8/25/34	165,830
2,139	Chase Mortgage Finance Corp., Series 2005-S1, Class 1A9, 5.50%, 5/25/35	2,083
35,907	Chase Mortgage Finance Corp., Series 2005-S2, Class A25, 5.50%, 10/25/35	34,941
151,103	Chase Mortgage Finance Corp., Series 2003-S15, Class 1A3, 6.00%, 1/25/34	156,891

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$13,487	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32	$14,175
463,130	Chaseflex Trust, Series 2006-2, Class A5, 5.99%, 9/25/36(b)	372,981
12,000	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A11, 5.50%, 12/25/33	11,857
100,000	Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A2, 6.25%, 6/25/36	96,573
173,790	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	175,853
92,878	Countrywide Alternative Loan Trust, Series 2005-J3, Class 2A12, 5.50%, 5/25/35	43,831
195,824	Countrywide Home Loans, Series 2003-40, Class AS, 4.50%, 10/25/18	200,155
108,000	Countrywide Home Loans, Series 2003-34, Class A15, 5.25%, 9/25/33	102,175
3,000	Countrywide Home Loans, Series 2003-1, Class 1A2, 5.50%, 3/25/33	2,956
112,000	Countrywide Home Loans, Series 2003-14, Class A4, 5.50%, 6/25/33	115,832
21,344	Countrywide Home Loans, Series 2003-J6, Class 1A1, 5.50%, 8/25/33	22,298
50,902	Countrywide Home Loans, Series 2003-28, Class A8, 5.50%, 8/25/33	52,415
6,727	Countrywide Home Loans, Series 2004-4, Class A24, 5.50%, 5/25/34	6,882
23,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34	21,063
233,246	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	190,199
98,019	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35	91,472
51,916	Countrywide Home Loans, Series 2004-18, Class A1, 6.00%, 10/25/34	53,640
67,218	Countrywide Home Loans, Series 2004-21, Class A10, 6.00%, 11/25/34	67,941
569,114	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37	473,372
77,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 1A5, 5.50%, 12/25/34	77,527
289,439	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35	165,298
74,717	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21	67,446
80,000	First Horizon Mortgage Pass-Through Trust, Series 2003-8, Class 1A10, 5.25%, 10/25/33	81,309
1,004	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	1,034
15,417	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.00%, 10/25/33(b)	15,252

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$99,188	GMAC Mortgage Corp. Loan Trust, Series 2003-J6, Class A3, 5.50%, 10/25/33	$101,134
15,929	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	15,963
136,671	JPMorgan Mortgage Trust, Series 2006-A2, Class 3A2, 5.62%, 4/25/36(b)	120,496
90,805	JPMorgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34	89,522
148,694	JPMorgan Re-Remic, Series 2009-7, Class 12A1, 6.25%, 1/27/37(b)(d)	151,488
1,650	Master Asset Securitization Trust, Series 2003-8, Class 3A11, 5.25%, 9/25/33	1,650
62,367	Master Asset Securitization Trust, Series 2003-7, Class 1A1, 5.50%, 9/25/33	64,574
20,789	Master Asset Securitization Trust, Series 2003-7, Class 1A2, 5.50%, 9/25/33	21,525
225,000	Master Asset Securitization Trust, Series 2005-1, Class 2A4, 5.50%, 5/25/35	217,168
24,439	Master Asset Securitization Trust, Series 2004-3, Class 5A1, 6.25%, 1/25/32	24,638
152,630	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	152,632
19,191	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33	20,066
1,000,000	Prime Mortgage Trust, Series 2005-4, Class 2A3, 5.50%, 10/25/35	250,000
599,300	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32	584,609
17,918	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	18,377
29,455	Structured Asset Securities Corp., Series 2005-6, Class 4A1, 5.00%, 5/25/35	28,970
131,357	Structured Asset Securities Corp., Series 2004-3, Class 3A1, 5.50%, 3/25/19	136,049
109,808	Structured Asset Securities Corp., Series 2004-20, Class 5A1, 6.25%, 11/25/34	115,191
62,888	TBW Mortgage Backed Pass-Through Certificates, Series 2006-2, Class 7A1, 7.00%, 7/25/36	18,299
712,000	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3, Class 1CB5, 5.50%, 5/25/35	522,756
50,537	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34	53,765
10,414	Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	10,762
58,443	Wells Fargo Mortgage Backed Securities Trust, Series 2004-7, Class 2A2, 5.00%, 7/25/19	60,400
225,000	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7, Class A48, 6.00%, 6/25/37	45,774

See notes to financial statements.

CAVANAL HILL FUNDS
 Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$81,765	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	$84,626
		5,931,125
U.S. Government Agency Mortgage Backed Securities (10.6%)
36,513	Fannie Mae, 2.56%, 12/1/27, Pool #422279(b)	38,716
448,303	Fannie Mae, 3.50%, 12/1/25, Pool #AE7570	468,481
4,261	Fannie Mae, 4.50%, 5/1/19, Pool #761398	4,622
1,619	Fannie Mae, 5.00%, 3/1/18, Pool #688031	1,756
5,690	Fannie Mae, 5.00%, 8/1/33, Pool #730856	6,162
4,357	Fannie Mae, 5.00%, 7/1/35, Pool #832198	4,713
120,682	Fannie Mae, 5.15%, 2/1/33, Pool #683235(b)	128,820
3,220	Fannie Mae, 5.50%, 2/1/33, Pool #683351	3,548
1,518	Fannie Mae, 5.50%, 9/1/34, Pool #725773	1,672
34,336	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	38,854
23,000	Fannie Mae, Series 2002-21, Class LL, 6.25%, 4/25/32	25,365
40,000	Fannie Mae, Series 1994-51, Class LL, 6.75%, 3/25/24	45,633
54,251	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	62,657
3,250	Fannie Mae, Series 1997-42, Class EN, 7.25%, 7/18/27	3,391
34,198	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	39,676
135,865	Fannie Mae Whole Loan, Series 2003-W6, Class 6A, 3.87%, 8/25/42(b)	146,863
45,704	Fannie Mae Whole Loan, Series 2002-W11, Class AF5, 5.48%, 11/25/32(b)	45,546
298,715	Fannie Mae Whole Loan, Series 2004-W3, Class A8, 5.50%, 5/25/34	333,100
39,115	Freddie Mac, 2.38%, 4/1/24, Pool #409624(b)	39,678
1,000,000	Freddie Mac, Series 3910, Class JB, 3.00%, 12/15/37	1,035,747
466,837	Freddie Mac, Series 3879, Class NK, 3.00%, 5/15/39	483,805
450,518	Freddie Mac, Series 3769, Class N, 3.00%, 12/15/40	464,244
364,297	Freddie Mac, Series 3780, Class MK, 3.50%, 10/15/40	383,988
97,675	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	104,323
9,973	Freddie Mac, Series 2728, Class HN, 4.50%, 1/15/19	10,094

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$24,495	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	$27,294
17,560	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	18,954
65,000	Freddie Mac, Series 3133, Class TD, 6.00%, 9/15/34	70,956
2,328	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	2,596
3,157	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	3,188
75,862	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	87,511
770	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	804
8,858	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	10,064
6,314	Freddie Mac, Series 194, Class E, 7.00%, 9/15/21	6,979
100,273	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	105,638
19,133	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	22,664
652	Freddie Mac, Series 1255, Class H, 8.50%, 4/15/22	675
14,797	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	17,154
30,058	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	35,190
21,115	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	24,602
3,012	Government National Mortgage Assoc., Series 1996-15, Class H, 7.50%, 8/16/26	3,455
17,454	Government National Mortgage Assoc., Series 1996-20, Class J, 7.50%, 9/20/26	20,064
436	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	516
7,247	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	8,595
		4,388,353
Total Mortgage Backed Securities		15,684,171
Corporate Bonds (15.0%)
Diversified Financial Services (1.7%)
250,000	Goldman Sachs Group, Inc., 6.25%, 9/1/17	269,973
500,000	Springleaf Finance Corp., 6.90%, 12/15/17, MTN	422,500
		692,473
Financial Services (7.2%)
100,000	American International Group, Inc., 4.25%, 5/15/13(d)	101,224
100,000	Bank of America Corp., 6.50%, 8/1/16	107,324
100,000	BP Capital Markets PLC, 3.63%, 5/8/14	105,481
200,000	Citigroup, Inc., 5.13%, 5/5/14	209,247
545,000	General Electric Capital Corp., 5.45%, 1/15/13	575,679

See notes to financial statements.

CAVANAL HILL FUNDS
 Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Principal
Amount	Security Description	Value
Corporate Bonds, continued:
Financial Services, continued:
$500,000	I-Preferred Term Securities, 2.35%, 12/11/32, Continuously Callable @ 100(a)(b)	$220,000
750,000	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23(d)	757,725
250,000	Morgan Stanley, Series F, 4.00%, 7/30/20, Callable 7/30/13 @ 100, MTN(e)*	250,464
1,000,000	Preferred Term Securities IX, 2.05%, 4/3/33, Continuously Callable @ 100(a)(b)	320,000
507,243	Preferred Term Securities XI, 1.85%, 9/24/33, Continuously Callable @ 100(a)(b)(c)	139,492
203,271	Preferred Term Securities XXIII, 0.00%, 12/22/36(a)	61
176,000	Trains 10-2002, 6.81%, 1/15/12(b)(d)	178,142
		2,964,839
Insurance (0.5%)
175,000	MetLife, Inc., 6.75%, 6/1/16	205,086
Security Brokers & Dealers (3.0%)
500,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	540,836
700,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17(f)	350
700,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	704,921
		1,246,107
Telecommunications (0.6%)
135,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/7/11 @ 101.17*	129,447
126,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/1/11 @ 101.17*	120,818
		250,265
Telecommunications-Services & Equipment (2.0%)
500,000	AT&T Mobility LLC, 6.50%, 12/15/11	507,653
250,000	Verizon Communications, Inc., 8.75%, 11/1/18	338,635
		846,288
Total Corporate Bonds		6,205,058
Taxable Municipal Bonds (1.4%)
Missouri (1.2%)
135,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	141,076
320,000	Missouri State Housing Development Community Single Family Mortgage Revenue, 5.78%, 3/1/38, Callable 9/1/16 @ 100, Insured by: GNMA, FNMA, FHLMC*	337,856
		478,932
Shares or
Principal
Amount	Security Description	Value
Taxable Municipal Bonds, continued:
Wisconsin (0.2%)
$105,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 10/7/11 @ 100, Enhanced by: LOC*	$105,340
Total Taxable Municipal Bonds		584,272

U.S. Government Agency Securities (6.6%)
	Fannie Mae:
350,000	1.00%, 1/27/16, Callable 1/27/12 @ 100(e)*	349,923
300,000	1.63%, 10/26/15(e)	308,943
350,000	2.25%, 3/9/23, Callable 9/9/11 @ 100(e)*	350,144
	Fannie Mae Strips:
500,000	12.14%, 11/15/16(g)	459,438
	Federal Home Loan Bank:
500,000	Series 2, 1.00%, 7/18/16, Callable 10/18/11 @ 100(e)*	500,193
260,000	1.00%, 9/16/20, Callable 9/16/11 @ 100(e)*	260,044
	Freddie Mac:
500,000	1.05%, 7/27/16, Callable 10/27/11 @ 100, MTN(e)*	500,348
Total U.S. Government Agency Securities		2,729,033

U.S. Treasury Obligations (36.8%)
1,800,000	U.S. Treasury Bonds, 4.25%, 11/15/40	2,017,688
	U.S. Treasury Notes:
250,000	1.25%, 8/31/15	256,348
2,450,000	1.25%, 9/30/15	2,509,528
500,000	1.25%, 10/31/15	511,719
1,000,000	1.38%, 5/15/13	1,020,200
1,000,000	1.50%, 7/31/16	1,027,810
500,000	1.75%, 5/31/16	520,545
1,650,000	2.25%, 11/30/17	1,739,590
500,000	2.75%, 2/15/19	539,453
500,000	3.63%, 2/15/20	568,437
4,000,000	3.63%, 2/15/21	4,515,936
Total U.S. Treasury Obligations		15,227,254
Investments in Affiliates (0.6%)
244,761	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(h)	244,761
Total Investments in Affiliates		244,761

Total Investments (Cost $45,536,959)(i)—99.7%		41,271,953
Other assets in excess of liabilities — 0.3%		125,918
Net Assets — 100.0%		$41,397,871

See notes to financial statements.

CAVANAL HILL FUNDS
 Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2011

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2011, illiquid securities were 1.7% of the Fund’s net assets.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2011.
(c)	Issuer has deferred on the payment of interest.
(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(e)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2011.
(f)	Issuer has defaulted on the payment of interest.
(g)	Rate represents the effective yield at purchase.
(h)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2011.
(i)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LOC	Letter of Credit
MTN	Medium Term Note

See notes to financial statements.

CAVANAL HILL FUNDS
 Balanced Fund

Schedule of Portfolio Investments
August 31, 2011

Shares	Security Description	Value
Common Stocks (46.5%)
Aerospace/Defense (0.3%)
1,595	Curtiss-Wright Corp.	$49,110
700	General Dynamics Corp.	44,856
450	Northrop Grumman Corp.	24,579
1,675	Raytheon Co.	72,410
55	TransDigm Group, Inc.(a)	5,053
		196,008
Agriculture (0.0%)
285	Bunge Ltd. ADR	18,442
70	Monsanto Co.	4,825
		23,267
Airlines (0.1%)
680	Alaska Air Group, Inc.(a)	39,256
Apparel / Footwear (0.4%)
11,011	Foot Locker, Inc.	229,800
Apparel Manufacturers (0.7%)
870	Coach, Inc.	48,912
539	Columbia Sportswear Co.	28,400
1,037	Guess?, Inc.	35,372
1,459	NIKE, Inc., Class B	126,422
664	The Warnaco Group, Inc.(a)	35,424
1,595	VF Corp.	186,711
		461,241
Auto Manufacturers (0.3%)
6,983	Ford Motor Co.(a)	77,651
3,340	General Motors Co.(a)	80,260
		157,911
Auto Parts & Equipment (0.2%)
2,015	Gentex Corp.	52,279
385	Johnson Controls, Inc.	12,274
625	Lear Corp.	29,862
		94,415
Automotive Parts (0.3%)
1,287	Advance Auto Parts, Inc.	78,147
275	Copart, Inc.(a)	11,836
2,497	Navistar International Corp.(a)	103,376
470	TRW Automotive Holdings Corp.(a)	19,594
		212,953
Banking (1.9%)
1,217	Capital One Financial Corp.	56,043
615	Commerce Bancshares, Inc.	24,336
2,935	East West Bancorp, Inc.	48,985
12,236	First Niagara Financial Group, Inc.	131,659
5,305	JPMorgan Chase & Co.	199,256
2,561	Peoples United Financial, Inc.	30,092
5,438	PNC Financial Services Group	272,661
1,722	Simmons First National Corp., Class A	39,640
20,592	TrustCo Bank Corp. NY	96,165
6,439	U.S. Bancorp	149,449
2,020	Washington Federal, Inc.	30,361
3,815	Wells Fargo & Co.	99,571
		1,178,218
Beverages (0.5%)
165	Brown-Forman Corp., Class B	11,839
435	Coca-Cola Enterprises, Inc.	12,015
220	Green Mountain Coffee Roasters, Inc.(a)	23,043
3,952	PepsiCo, Inc.	254,627
		301,524

Shares	Security Description	Value
Common Stocks, continued:
Biotechnology (0.1%)
275	Alexion Pharmaceuticals, Inc.(a)	$15,935
842	Life Technologies Corp.(a)	35,364
		51,299
Broadcasting/Cable (0.3%)
6,295	CBS Corp., Class B	157,690
155	Scripps Networks Interactive, Class A	6,642
		164,332
Building Materials (0.1%)
900	Nucor Corp.	32,472
430	Vulcan Materials Co.	15,063
		47,535
Business Development Companies (0.0%)
495	Ares Capital Corp.	7,529
Business Equipment & Services (0.1%)
1,480	Paychex, Inc.	39,931
1,785	Pitney Bowes, Inc.	36,253
		76,184
Chemicals (0.9%)
1,865	Airgas, Inc.	121,001
135	Ashland, Inc.	7,156
450	Cabot Corp.	15,494
375	Cytec Industries, Inc.	17,025
1,057	E.I. du Pont de Nemours & Co.	51,021
690	Eastman Chemical Co.	57,084
1,629	Ecolab, Inc.	87,314
900	Intrepid Potash, Inc.(a)	30,798
150	LyondellBasell Industries NV, Class A	5,198
190	PPG Industries, Inc.	14,552
1,400	The Dow Chemical Co.	39,830
1,405	The Mosaic Co.	99,938
		546,411
Coal (0.2%)
3,725	Arch Coal, Inc.	75,655
790	Peabody Energy Corp.	38,552
		114,207
Commercial Services (0.1%)
570	Alliance Data Systems Corp.(a)	53,244
1,260	Genpact Ltd.(a)	20,878
120	Towers Watson & Co., Class A	7,079
		81,201
Computer Software & Services (0.9%)
6,260	Adobe Systems, Inc.(a)	158,003
480	Cognizant Technology Solutions Corp., Class A(a)	30,456
1,045	DST Systems, Inc.	49,031
865	EMC Corp.(a)	19,540
380	FactSet Research Systems, Inc.	33,402
175	Micros Systems, Inc.(a)	8,341
5,435	Microsoft Corp.	144,571
3,715	Oracle Corp.	104,280
		547,624
Computers & Peripherals (2.6%)
496	Anixter International, Inc.	29,269
1,758	Apple Computer, Inc.(a)	676,531
31,733	Cisco Systems, Inc.	497,574
775	Dell, Inc.(a)	11,520
115	International Business Machines Corp.	19,770

See notes to financial statements.

CAVANAL HILL FUNDS
 Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Shares	Security Description	Value
Common Stocks, continued:
Computers & Peripherals, continued:
590	Lexmark International, Inc., Class A(a)	$18,856
9,410	NetApp, Inc.(a)	354,004
		1,607,524
Consumer Products (0.5%)
130	Church & Dwight Co., Inc.	5,660
4,916	JAKKS Pacific, Inc.(a)	83,572
580	The Clorox Co.	40,426
620	The Estee Lauder Cos., Inc., Class A	60,549
1,485	The Procter & Gamble Co.	94,565
		284,772
Consumer Services (0.3%)
3,515	Coinstar, Inc.(a)	160,249
65	Netflix, Inc.(a)	15,275
		175,524
Distribution/Wholesale (0.4%)
1,355	Fastenal Co.	45,365
50	Fossil, Inc.(a)	4,831
2,044	Genuine Parts Co.	112,461
915	LKQ Corp.(a)	23,424
610	MSC Industrial Direct Co., Inc., Class A	37,619
180	Tech Data Corp.(a)	8,474
		232,174
Diversified Financial Services (0.5%)
670	CBOE Holdings, Inc.	16,917
160	City National Corp.	7,182
425	CME Group, Inc.	113,526
2,485	E*TRADE Financial Corp.(a)	30,715
1,013	Goldman Sachs Group, Inc.	117,731
		286,071
Diversified Manufacturing Operations (2.1%)
525	3M Co.	43,565
14,046	Corning, Inc.	211,111
1,853	Danaher Corp.	84,886
2,988	Eaton Corp.	128,335
20,320	General Electric Co.	331,419
3,434	Harsco Corp.	78,501
2,469	Packaging Corp. of America	62,589
3,600	Parker Hannifin Corp.	264,348
2,077	Textron, Inc.	35,039
200	Tyco International Ltd.	8,316
495	Walter Energy, Inc.	40,461
		1,288,570
Electric Integrated (0.7%)
530	Consolidated Edison, Inc.	29,791
5,315	Duke Energy Corp.	100,507
930	Integrys Energy Group, Inc.	46,565
2,085	Northwestern Corp.	70,702
45	OGE Energy Corp.	2,252
2,105	Pepco Holdings, Inc.	41,006
425	PPL Corp.	12,274
3,280	Southern Co.	135,661
		438,758

Shares	Security Description	Value
Common Stocks, continued:
Electrical Components & Equipment (0.1%)
1,620	GrafTech International Ltd.(a)	$25,434
2,650	Molex, Inc.	57,903
		83,337
Electronic Components/Instruments (0.9%)
1,905	Agilent Technologies, Inc.(a)	70,237
1,130	Amphenol Corp., Class A	53,087
3,745	Emerson Electric Co.	174,330
485	Itron, Inc.(a)	19,313
1,885	Jabil Circuit, Inc.	31,762
1,732	L-3 Communications Holdings, Inc.	117,464
1,293	Thermo Fisher Scientific, Inc.(a)	71,025
		537,218
Energy-Alternative Sources (0.0%)
245	Energizer Holdings, Inc.(a)	18,493
Engineering & Construction (0.0%)
1,773	McDermott International, Inc.(a)	25,513
Entertainment (0.6%)
16,365	Activision Blizzard, Inc.	193,762
365	Carnival Corp.	12,056
2,279	DreamWorks Animation SKG, Inc.(a)	48,132
6,510	Regal Entertainment Group, Class A	85,086
350	The Madison Square Garden Co., Class A(a)	8,456
		347,492
Financial Services (2.0%)
285	Automatic Data Processing, Inc.	14,258
1,715	Bank of New York Mellon Corp.	35,449
1,170	BlackRock, Inc.	192,757
3,210	Capitol Federal Financial, Inc.	34,443
5,677	Discover Financial Services	142,833
1,400	Eaton Vance Corp.	34,174
470	Federated Investors, Inc., Class B	8,324
1,725	Legg Mason, Inc.	49,111
2,600	Morgan Stanley	45,500
3,885	Ocwen Financial Corp.(a)	53,613
2,583	Raymond James Financial, Inc.	72,531
615	Royal Gold, Inc.	47,158
290	SEI Investments Co.	4,962
2,515	SLM Corp.	34,531
2,139	T. Rowe Price Group, Inc.	114,394
865	The NASDAQ OMX Group, Inc.(a)	20,492
2,863	Visa, Inc.	251,600
1,045	Waddell & Reed Financial, Inc., Class A	32,625
1,980	Western Union Co.	32,710
		1,221,465
Food Products & Services (1.2%)
290	Archer-Daniels-Midland Co.	8,259
2,380	Campbell Soup Co.	75,851
3,965	ConAgra Foods, Inc.	96,825
175	Corn Products International, Inc.	8,183
5,374	Flowers Foods, Inc.	102,375
4,270	Hormel Foods Corp.	117,895
6,161	Safeway, Inc.	112,931
4,423	Sysco Corp.	123,534

See notes to financial statements.

CAVANAL HILL FUNDS
 Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Shares	Security Description	Value
Common Stocks, continued:
Food Products & Services, continued:
155	The Hershey Co.	$9,091
4,505	Tyson Foods, Inc., Class A	78,702
		733,646
Food-Miscellaneous/Diversified (0.7%)
3,765	H.J. Heinz Co.	198,190
7,587	Snyders-Lance, Inc.	168,962
995	Whole Foods Market, Inc.	65,700
		432,852
Forest Products & Paper (0.2%)
5,370	Weyerhaeuser Co.	96,821
Gas (0.1%)
100	National Fuel Gas Co.	6,135
610	Sempra Energy	32,037
		38,172
Hand/Machine Tools (0.0%)
115	Stanley Black & Decker, Inc.	7,128
Health Care (0.9%)
1,385	Coventry Health Care, Inc.(a)	45,539
2,989	Express Scripts, Inc.(a)	140,304
1,545	Health Net, Inc.(a)	38,146
1,030	Humana, Inc.	79,969
5,250	UnitedHealth Group, Inc.	249,480
		553,438
Healthcare-Products (0.5%)
2,888	CareFusion Corp.(a)	73,962
2,030	Herbalife Ltd.	113,274
695	The Cooper Cos., Inc.	52,312
1,715	Thoratec Corp.(a)	58,756
		298,304
Healthcare-Services (0.1%)
1,271	Alere, Inc.(a)	31,737
625	SXC Health Solutions Corp.(a)	34,181
		65,918
Home Furnishings (0.1%)
910	Tempur-Pedic International, Inc.(a)	52,998
Hotels (0.1%)
3,953	Orient-Express Hotels Ltd.(a)	30,991
635	Starwood Hotels & Resorts Worldwide, Inc.	28,296
		59,287
Human Resources (0.1%)
425	Manpower, Inc.	17,119
1,815	Robert Half International, Inc.	43,415
		60,534
Industrial Automatic/Robot (0.0%)
115	Nordson Corp.	5,049
Insurance (1.2%)
1,095	Aflac, Inc.	41,303
325	Aon Corp.	15,187
290	Arthur J. Gallagher & Co.	8,181
395	Aspen Insurance Holdings Ltd.	9,484
2,670	Axis Capital Holdings Ltd.	76,522
440	Cincinnati Financial Corp.	12,285
325	Endurance Specialty Holdings Ltd.	11,752
6,950	Fidelity National Financial, Inc., Class A	118,081

Shares	Security Description	Value
Common Stocks, continued:
Insurance, continued:
370	Hanover Insurance Group, Inc.	$13,142
2,832	Lincoln National Corp.	58,764
4,845	Marsh & McLennan Cos., Inc.	143,994
350	Mercury General Corp.	13,829
1,020	RenaissanceRe Holdings Ltd.	66,881
435	The Chubb Corp.	26,922
1,420	The Hartford Financial Services Group, Inc.	27,179
1,025	Torchmark Corp.	39,165
1,324	Willis Group Holdings PLC	51,808
		734,479
Internet (0.7%)
4,054	eBay, Inc.(a)	125,147
531	Google, Inc., Class A(a)	287,250
215	IAC/InterActiveCorp(a)	8,499
495	WebMD Health Corp.(a)	17,493
		438,389
Leisure Time (0.0%)
305	Penn National Gaming, Inc.(a)	12,142
Machinery & Equipment (1.2%)
2,570	AGCO Corp.(a)	110,099
1,466	Babcock & Wilcox Co.(a)	33,762
905	Caterpillar, Inc.	82,355
998	Deere & Co.	80,658
435	Gardner Denver, Inc.	34,274
1,760	Kennametal, Inc.	64,874
490	Roper Industries, Inc.	37,705
1,800	Terex Corp.(a)	29,034
4,020	Timken Co.	158,187
260	Tractor Supply Co.	15,956
1,297	United Technologies Corp.	96,302
35	W.W. Grainger, Inc.	5,394
		748,600
Machinery-Diversified (0.2%)
2,071	Teleflex, Inc.	119,124
Media (0.2%)
155	DIRECTV, Class A(a)	6,815
490	Discovery Communications, Inc., Class A(a)	20,717
970	Liberty Media Corp. - Capital, Series A(a)	69,171
640	Thomson Reuters Corp.	19,802
105	Viacom, Inc., Class B	5,065
		121,570
Medical Equipment & Supplies (0.9%)
1,023	Becton, Dickinson & Co.	83,252
1,215	C.R. Bard, Inc.	115,741
210	DENTSPLY International, Inc.	7,392
2,596	Hologic, Inc.(a)	43,197
145	Intuitive Surgical, Inc.(a)	55,296
645	Medtronic, Inc.	22,620
4,712	PerkinElmer, Inc.	107,763
1,965	Stryker Corp.	95,971
		531,232
Medical Labs & Testing Services (0.0%)
95	Covance, Inc.(a)	4,708

See notes to financial statements.

CAVANAL HILL FUNDS
 Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Shares	Security Description	Value
Common Stocks, continued:
Medical-Biotechnology (0.2%)
90	Celgene Corp.(a)	$5,352
2,350	Myriad Genetics, Inc.(a)	46,601
2,125	Pharmaceutical Product Development, Inc.	66,895
		118,848
Metals (0.2%)
2,053	Allegheny Technologies, Inc.	102,896
Metals-Processing & Fabrication (1.0%)
9,841	Alcoa, Inc.	126,063
8,732	Cameco Corp.	202,932
1,645	Carpenter Technology Corp.	83,023
8,091	Commercial Metals Co.	95,069
855	Freeport-McMoran Copper & Gold, Inc.	40,305
425	Reliance Steel & Aluminum Co.	17,612
1,817	Shaw Group, Inc.(a)	42,354
850	Titanium Metals Corp.	13,626
		620,984
Mining (0.1%)
445	Compass Minerals International, Inc.	33,646
Oil & Gas (0.1%)
2,482	Marathon Petroleum Corp.	91,983
Oil & Gas Exploration, Production and Services (1.4%)
967	Apache Corp.	99,669
924	Baker Hughes, Inc.	56,466
120	Core Laboratories NV	13,390
855	Diamond Offshore Drilling, Inc.	54,489
579	EOG Resources, Inc.	53,610
1,836	Forest Oil Corp.(a)	35,747
140	Helmerich & Payne, Inc.	7,983
580	Murphy Oil Corp.	31,076
1,327	Nabors Industries Ltd.(a)	24,470
285	Patterson-UTI Energy, Inc.	6,965
7,725	Questar Corp.	144,766
1,782	Southwestern Energy Co.(a)	67,627
1,117	Ultra Petroleum Corp.(a)	37,419
8,030	Valero Energy Corp.	182,442
3,218	Weatherford International Ltd.(a)	55,124
		871,243
Oil & Gas Services (0.0%)
2,075	Key Energy Services, Inc.(a)	29,859
Oil-Integrated Companies (2.5%)
3,095	Chevron Corp.	306,126
5,608	ConocoPhillips	381,737
4,759	Exxon Mobil Corp.	352,356
7,010	Marathon Oil Corp.	188,709
1,600	Occidental Petroleum Corp.	138,784
290	SEACOR Holdings, Inc.	25,735
1,745	Sunoco, Inc.	66,554
1,524	Total SA ADR	74,737
		1,534,738
Packaging & Containers (0.1%)
1,245	Bemis Co., Inc.	38,670
Paper Products (0.0%)
315	International Paper Co.	8,552

Shares	Security Description	Value
Common Stocks, continued:
Pharmaceuticals (2.2%)
4,814	Abbott Laboratories	$252,783
170	Amgen, Inc.	9,419
11,067	Bristol-Myers Squibb Co.	329,243
1,220	Charles River Laboratories International, Inc.(a)	40,406
3,065	Eli Lilly & Co.	114,968
4,700	Forest Laboratories, Inc.(a)	160,928
360	Gilead Sciences, Inc.(a)	14,359
2,657	Merck & Co., Inc.	88,000
830	Omnicare, Inc.	24,659
1,905	Perrigo Co.	180,480
2,177	Roche Holding AG ADR	95,244
1,225	Teva Pharmaceutical Industries Ltd. ADR	50,666
		1,361,155
Pipelines (0.6%)
738	Magellan Midstream Partners LP	44,258
1,001	ONEOK Partners LP	43,503
532	ONEOK, Inc.	37,719
670	Spectra Energy Corp.	17,400
8,180	The Williams Cos., Inc.	220,778
		363,658
Printing & Publishing (0.2%)
1,130	Gannett Co., Inc.	13,051
1,255	R.R. Donnelley & Sons Co.	19,139
570	The McGraw-Hill Cos., Inc.	24,003
1,900	VistaPrint NV(a)	55,917
		112,110
Real Estate Investment Trusts (1.5%)
5,640	Annaly Capital Management, Inc.	102,253
555	Camden Property Trust	37,085
730	CB Richard Ellis Group, Inc.(a)	11,067
3,779	Chesapeake Lodging Trust	48,447
2,060	CommonWealth REIT	42,354
315	Corporate Office Properties Trust	8,439
2,975	Duke Realty Corp.	35,313
5,576	Franklin Street Properties Corp.	72,711
655	Health Care REIT, Inc.	33,379
875	Hospitality Properties Trust	20,545
870	Jones Lang LaSalle, Inc.	58,212
1,225	Liberty Property Trust	41,576
9,007	MFA Financial, Inc.	67,462
45	Public Storage	5,568
1,553	Rayonier, Inc.	65,112
8,216	Redwood Trust, Inc.	103,193
1,010	Senior Housing Properties Trust	24,028
250	SL Green Realty Corp.	18,060
2,689	Sovran Self Storage, Inc.	109,281
605	UDR, Inc.	16,160
115	Vornado Realty Trust	9,879
		930,124
Restaurants (0.9%)
360	Brinker International, Inc.	8,129
270	Chipotle Mexican Grill, Inc., Class A(a)	84,610

See notes to financial statements.

CAVANAL HILL FUNDS
 Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Shares	Security Description	Value
Common Stocks, continued:
Restaurants, continued:
3,242	McDonald’s Corp.	$293,271
2,305	Starbucks Corp.	89,019
1,548	Yum! Brands, Inc.	84,165
		559,194
Retail (2.7%)
1,690	Aeropostale, Inc.(a)	18,894
711	America’s Car-Mart, Inc.(a)	21,366
1,700	American Eagle Outfitters, Inc.	18,819
30	AutoZone, Inc.(a)	9,210
12,424	Barnes & Noble, Inc.	165,736
305	BJ’s Wholesale Club, Inc.(a)	15,500
721	Cash America International, Inc.	40,289
2,280	Chico’s FAS, Inc.	31,738
665	CVS Corp.	23,880
215	Dollar General Corp.(a)	7,869
1,726	Dollar Tree, Inc.(a)	123,271
125	DSW, Inc., Class A(a)	5,801
770	Home Depot, Inc.	25,703
2,055	J.C. Penney Co., Inc.	54,725
100	Kohl’s Corp.	4,634
1,045	Limited Brands, Inc.	39,438
1,100	Macy’s, Inc.	28,545
1,947	Nordstrom, Inc.	88,511
2,780	O’Reilly Automotive, Inc.(a)	180,366
4,882	PetMed Express, Inc.	49,455
80	Ross Stores, Inc.	6,122
8,631	Staples, Inc.	127,221
10,087	SUPERVALU, Inc.	80,393
4,098	Target Corp.	211,744
1,110	The Gap, Inc.	18,337
405	Wal-Mart Stores, Inc.	21,550
4,130	Walgreen Co.	145,417
2,680	Williams-Sonoma, Inc.	88,735
		1,653,269
Savings & Loans (0.4%)
19,682	New York Community Bancorp, Inc.	252,126
Semiconductors (1.6%)
7,865	Applied Materials, Inc.	89,032
1,347	Broadcom Corp., Class A	48,021
1,080	Cree, Inc.(a)	35,024
1,590	Fairchild Semiconductor International, Inc.(a)	21,083
1,410	Freescale Semiconductor Holdings I Ltd.(a)	16,215
9,907	Intel Corp.	199,428
750	International Rectifier Corp.(a)	17,093
230	KLA-Tencor Corp.	8,436
790	Lam Research Corp.(a)	29,356
175	Linear Technology Corp.	5,010
4,296	Maxim Integrated Products, Inc.	99,023
5,085	Microchip Technology, Inc.	166,890
16,356	ON Semiconductor Corp.(a)	118,908
2,490	Teradyne, Inc.(a)	30,129
2,341	Xilinx, Inc.	72,899
		956,547

Shares	Security Description	Value
Common Stocks, continued:
Software (0.0%)
55	VMware, Inc., Class A(a)	$5,190
Technology (0.1%)
494	Waters Corp.(a)	39,456
Telecommunications (1.2%)
760	ADTRAN, Inc.	23,606
3,135	AT&T, Inc.	89,285
1,510	CenturyTel, Inc.	54,586
1,900	DISH Network Corp., Class A(a)	47,234
315	IPG Photonics Corp.(a)	18,264
795	NeuStar, Inc., Class A(a)	19,875
2,063	NII Holdings, Inc.(a)	79,487
29,636	Sprint Nextel Corp.(a)	111,431
495	Telephone and Data Systems, Inc.	12,687
2,121	Telus Corp.	111,013
5,380	Verizon Communications, Inc.	194,595
		762,063
Telecommunications-Services & Equipment (0.5%)
635	Motorola Solutions, Inc.(a)	26,727
4,430	QUALCOMM, Inc.	227,968
2,080	TW Telecom, Inc.(a)	40,123
600	Virgin Media, Inc.	15,216
		310,034
Tobacco & Tobacco Products (0.7%)
5,445	Altria Group, Inc.	148,049
90	Lorillard, Inc.	10,028
1,480	Philip Morris International, Inc.	102,594
5,000	Reynolds American, Inc.	187,850
		448,521
Toys/Games/Hobbies (0.7%)
4,260	Hasbro, Inc.	165,033
10,345	Mattel, Inc.	277,970
		443,003
Transportation (0.1%)
515	Alexander & Baldwin, Inc.	21,851
745	C.H. Robinson Worldwide, Inc.	52,522
50	Polaris Industries, Inc.	5,494
		79,867
Transportation & Shipping (0.7%)
2,390	FedEx Corp.	188,141
1,233	Norfolk Southern Corp.	83,449
2,537	Thor Industries, Inc.	56,398
1,165	Union Pacific Corp.	107,378
		435,366
Utilities (0.0%)
185	Constellation Energy Group	7,121
Utilities-Electric (0.2%)
3,201	Ameren Corp.	96,862
180	Entergy Corp.	11,738
1,365	Westar Energy, Inc.	36,377
		144,977
Utilities-Natural Gas (0.1%)
2,415	UGI Corp.	71,870
Water (0.0%)
895	American Water Works Co., Inc.	26,653
Total Common Stocks		28,605,940

See notes to financial statements.

CAVANAL HILL FUNDS
 Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Principal
Amount	Security Description	Value
Asset Backed Securities (0.8%)
$3,363	ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21(b)	$3,351
1,093	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(b)	1,090
75,079	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.93%, 9/25/33	28,356
96,762	Residential Funding Mortgage Securities, Series 2004-HI1, Class A5, 5.18%, 4/25/29(c)	85,061
385,047	Saxon Asset Securities Trust, Series 2003-3, Class AF5, 6.07%, 12/25/33	354,134
278,732	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.72%, 8/5/36(b)(c)(d)	3
Total Asset Backed Securities		471,995
Mortgage Backed Securities† (17.2%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.4%)
518,760	Bear Stearns Alternative-A Trust, Series 2007-2, Class 2A1, 4.68%, 4/25/37(c)	262,424
Alt-A - Fixed Rate Mortgage Backed Securities (5.3%)
299,534	Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.50%, 11/25/35	249,197
289,424	Bank of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.00%, 11/25/34	293,495
236,688	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37	165,735
148,000	Countrywide Alternative Loan Trust, Series 2003-15T2, Class A10, 5.00%, 8/25/33	135,199
62,000	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A9, 5.00%, 8/25/33	62,601
61,466	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A4, 5.50%, 8/25/34	61,510
67,000	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A4, 5.50%, 11/25/35	41,154
327,911	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	236,225
38,864	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 2A4, 6.00%, 1/25/37	28,155
20,689	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34	20,157
250,000	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.27%, 6/25/36(c)	156,865
178,977	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 4.82%, 10/25/33(c)	173,815
23,037	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	23,552
182,969	Master Alternative Loans Trust, Series 2004-8, Class 5A1, 6.00%, 9/25/34	186,131
147,566	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	151,997
576,630	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(c)	526,748

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$144,964	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35	$129,627
225,876	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36(c)	115,655
61,707	Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	61,584
41,526	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	27,538
13,970	Residential Asset Securitization Trust, Series 2003-A6, Class A1, 4.50%, 7/25/33	14,098
192,103	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	163,465
90,917	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	66,893
171,201	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5, Class B14, 5.50%, 7/25/35	159,526
		3,250,922
Prime Adjustable Rate Mortgage Backed Securities (0.9%)
47,689	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A2, 2.82%, 9/25/34(c)	20,476
362,776	Credit Suisse Mortgage Capital Certificates, Series 2009-8R, Class 5A1, 5.76%, 5/26/37(c)(e)	359,845
166,184	JPMorgan Re-Remic, Series 2009-7, Class 5A1, 6.00%, 2/27/37(c)(e)	169,586
		549,907
Prime Fixed Mortgage Backed Securities (6.0%)
350,000	American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C, 5.41%, 9/25/35(c)	252,590
100,000	Bank of America Funding Corp., Series 2003-3, Class 1A4, 5.50%, 10/25/33	101,527
100,000	Bank of America Funding Corp., Series 2006-4, Class A14, 6.00%, 7/25/36	79,226
70,110	Bank of America Funding Corp., Series 2005-3, Class 1A17, 7.50%, 6/25/35	70,832
92,705	Bank of America Mortgage Securities, Series 2004-4, Class 3A1, 5.00%, 5/25/19	94,795
50,000	Bank of America Mortgage Securities, Series 2004-4, Class 2A2, 5.50%, 5/25/34	51,753
150,171	Chase Mortgage Finance Corp., Series 2003-S11, Class 3A1, 5.50%, 10/25/33	152,645
86,791	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 5.76%, 7/25/37(c)	77,818
102,211	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 5.09%, 5/25/35(c)	90,982
371,414	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2, 6.50%, 7/25/34	372,481
35,255	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	35,248
70,555	Countrywide Alternative Loan Trust, Series 2005-J8, Class 1A6, 5.50%, 7/25/35	27,684
154,166	Countrywide Home Loans, Series 2005-22, Class 2A1, 3.06%, 11/25/35	97,316

See notes to financial statements.

CAVANAL HILL FUNDS
 Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$12,831	Countrywide Home Loans, Series 2003-20, Class 1A14, 5.50%, 7/25/33	$12,185
41,837	Countrywide Home Loans, Series 2003-44, Class A5, 5.50%, 10/25/33	42,698
139,947	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	114,119
251,940	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35	235,111
203,255	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37	169,061
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35	30,387
67,850	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36(c)	45,308
61,281	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	62,151
14,639	GSR Mortgage Loan Trust, Series 2003-3F, Class 1A2, 5.00%, 4/25/33	14,938
87,955	GSR Mortgage Loan Trust, 5.50%, 3/25/35	88,497
18,373	GSR Mortgage Loan Trust, Series 2006-10F, Class 5A1, 6.00%, 1/25/27	17,155
212,150	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 1/25/36	195,720
12,942	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	13,524
55,342	Master Asset Securitization Trust, Series 2003-8, Class 1A1, 5.50%, 9/25/33	57,886
287,079	Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class A7, 4.97%, 9/25/33	287,159
71,007	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31	74,311
282,741	Structured Asset Securities Corp., Series 2005-3, Class 1A8, 5.75%, 3/25/35	252,685
4,791	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	4,830
41,441	Wells Fargo Mortgage Backed Securities Trust, Series 2004-7, Class 2A2, 5.00%, 7/25/19	42,829
350,000	Wells Fargo Mortgage Backed Securities Trust, Series 2007-9, Class 1A5, 5.50%, 7/25/37	322,861
97,954	Wells Fargo Mortgage Backed Securities Trust, Series 2006-11, Class A8, 6.00%, 9/25/36	90,861
		3,679,173
U.S. Government Agency Mortgage Backed Securities (4.6%)
46,334	Fannie Mae, Series 2003-19, Class ME, 4.00%, 1/25/33	48,263
494,663	Fannie Mae, 4.00%, 2/1/41, Pool #AB2264	513,264
157,522	Fannie Mae, 4.50%, 4/1/35, Pool #814522	167,377

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$5,195	Fannie Mae, 5.00%, 3/1/18, Pool #681351	$5,632
2,738	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	2,750
146,686	Fannie Mae, 5.50%, 10/1/35, Pool #838584	161,454
15,784	Fannie Mae, 6.00%, 5/1/35, Pool #357778	17,579
21,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	23,987
109,967	Fannie Mae Grantor Trust, Series 2002-T6, Class A1, 3.31%, 2/25/32	115,301
25,198	Freddie Mac, 2.01%, 6/1/28, Pool #605508(c)	25,372
575,000	Freddie Mac, Series 3910, Class JB, 3.00%, 12/15/37	595,554
486,288	Freddie Mac, Series 3879, Class NK, 3.00%, 5/15/39	503,964
180,207	Freddie Mac, Series 3769, Class N, 3.00%, 12/15/40	185,698
106,104	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	112,877
8,439	Freddie Mac, 5.00%, 5/1/18, Pool #E96372	9,138
9,743	Freddie Mac, 5.00%, 9/1/18, Pool #E99582	10,550
16,343	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	16,685
12,112	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	13,307
11,422	Freddie Mac, Series 2378, Class CB, 6.00%, 11/15/31	12,408
316	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	319
32,277	Freddie Mac, Series 2302, Class J, 6.50%, 4/15/31	37,502
140,705	Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22	162,088
3,288	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	3,712
51,540	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	58,258
4,384	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	5,104
24,173	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	28,300
		2,836,443
Total Mortgage Backed Securities		10,578,869
Corporate Bonds (6.6%)
Aerospace/Defense (0.8%)
500,000	Boeing Capital Corp., 6.50%, 2/15/12	513,088
Diversified Financial Services (1.1%)
250,000	Charles Schwab Corp., 4.95%, 6/1/14	274,331
250,000	Goldman Sachs Group, Inc., 6.25%, 9/1/17	269,973
150,000	Springleaf Finance Corp., 6.90%, 12/15/17, MTN	126,750
		671,054

See notes to financial statements.

CAVANAL HILL FUNDS
 Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2011

Principal
Amount	Security Description	Value
Corporate Bonds, continued:
Financial Services (3.1%)
$750,000	Bank of America Corp., 6.50%, 8/1/16	$804,929
125,000	BP Capital Markets PLC, 3.63%, 5/8/14	131,851
100,000	Citigroup, Inc., 5.50%, 4/11/13	104,192
375,000	Citigroup, Inc., 5.85%, 7/2/13	392,123
150,000	Citigroup, Inc., 6.50%, 8/19/13	159,571
250,000	Morgan Stanley, Series F, 4.00%, 7/30/20, Callable 7/30/13 @ 100, MTN(f)*	250,464
194,797	Preferred Term Securities XX, 0.70%, 3/22/38, Callable 10/7/11 @ 100(c)(e)*	77,919
121,963	Preferred Term Securities XXIII, 0.00%, 12/22/36(b)	37
261,720	Regional Diversified Funding, 1.57%, 1/25/36(b)(c)(d)	1,309
		1,922,395
Insurance (0.4%)
250,000	Jackson National Life Global, 5.38%, 5/8/13(e)	265,847
Real Estate Investment Trusts (0.3%)
200,000	Arden Realty LP, 5.25%, 3/1/15	209,564
Retail (0.5%)
250,000	Wal-Mart Stores, Inc., 7.25%, 6/1/13	278,519
Security Brokers & Dealers (0.4%)
200,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	216,334
350,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17(g)	175
		216,509
Total Corporate Bonds`		4,076,976
Taxable Municipal Bonds (0.4%)
Illinois (0.2%)
150,000	Northern Illinois Municipal Power Agency Power Project Revenue, Build America Bonds, 6.29%, 1/1/21, Callable 1/1/19 @ 100*	162,994

Missouri (0.2%)
100,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	104,501
Total Taxable Municipal Bonds		267,495

Shares or
Principal
Amount	Security Description	Value
U.S. Government Agency Securities (4.7%)
	Fannie Mae:
$250,000	1.63%, 10/26/15	$257,453
250,000	2.25%, 3/9/23, Callable 9/9/11 @ 100(g)*	250,103
327,060	4.00%, 4/1/25	345,102
500,000	5.00%, 2/13/17	592,224
300,000	Fannie Mae Strips, 12.14%, 11/15/16(h)	275,663
500,000	Federal Home Loan Bank, Series 5, 1.00%, 6/30/16, Callable 9/30/11 @ 100(f)*	500,232
	Freddie Mac:
600,000	2.50%, 1/7/14	629,180
60,921	5.00%, 6/15/28	61,705
Total U.S. Government Agency Securities		2,911,662
U.S. Treasury Obligations (11.7%)
1,013,000	U.S. Treasury Bonds, 4.25%, 11/15/40	1,135,510
	U.S. Treasury Notes
300,000	2.13%, 2/29/16	317,930
1,125,000	2.25%, 11/30/17	1,186,084
500,000	2.75%, 2/28/18	542,071
810,000	2.75%, 2/15/19	873,914
1,000,000	3.63%, 2/15/21	1,128,984
1,000,000	4.50%, 11/15/15	1,157,734
750,000	4.50%, 2/15/16	872,812
Total U.S. Treasury Obligations		7,215,039
Investment Companies (8.4%)
36,307	iShares MSCI EAFE Index Fund	1,945,692
21,415	iShares MSCI Emerging Markets Index Fund	914,849
17,664	iShares Russell 2000 Index Fund	1,282,230
8,383	iShares S&P 500 Index Fund	1,028,594
Total Investment Companies		5,171,365
Investments in Affiliates (1.7%)
1,033,446	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(i)	1,033,446
Total Investments in Affiliates		1,033,446
Total Investments (Cost $57,118,064)(j)—98.0%		60,332,787
Other assets in excess of liabilities — 2.0%		1,240,877
Net Assets — 100.0%		$61,573,664

See notes to financial statements.

CAVANAL HILL FUNDS
 Balanced Fund

Schedule of Portfolio Investments, Concluded
August 31, 2011

(a)	Non-income producing security.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2011, illiquid securities were less than 0.1% of the Fund’s net assets.
(c)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2011.
(d)	Issuer has deferred on the payment of interest.
(e)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2011.
(g)	Issuer has defaulted on the payment of interest.
(h)	Rate represents the effective yield at purchase.
(i)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2011.
(j)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

ADR	American Depositary Receipt
MTN	Medium Term Note

See notes to financial statements.

CAVANAL HILL FUNDS
 U.S. Large Cap Equity Fund

Schedule of Portfolio Investments
August 31, 2011

Shares	Security Description	Value
Common Stocks (99.9%)
Apparel Manufacturers (2.3%)
10,107	NIKE, Inc., Class B	$875,772
Auto Manufacturers (2.9%)
48,670	Ford Motor Co.(a)	541,210
23,232	General Motors Co.(a)	558,265
		1,099,475
Automotive Parts (1.4%)
8,746	Advance Auto Parts, Inc.	531,057
Banking (4.1%)
8,491	Capital One Financial Corp.	391,011
11,610	PNC Financial Services Group	582,125
24,804	U.S. Bancorp	575,701
		1,548,837
Beverages (2.4%)
13,844	PepsiCo, Inc.	891,969
Chemicals (1.6%)
11,071	Ecolab, Inc.	593,406
Computers & Peripherals (12.8%)
5,115	Apple Computer, Inc.(a)	1,968,405
106,948	Cisco Systems, Inc.	1,676,945
31,399	NetApp, Inc.(a)	1,181,230
		4,826,580
Consumer Services (1.5%)
12,292	Coinstar, Inc.(a)	560,392
Diversified Financial Services (2.2%)
7,024	Goldman Sachs Group, Inc.	816,329
Diversified Manufacturing Operations (6.4%)
58,380	Corning, Inc.	877,451
12,691	Danaher Corp.	581,375
57,052	General Electric Co.	930,518
		2,389,344
Electronic Components/Instruments (2.8%)
11,956	Emerson Electric Co.	556,552
8,947	Thermo Fisher Scientific, Inc.(a)	491,458
		1,048,010
Financial Services (4.6%)
13,464	Discover Financial Services	338,754
10,083	T. Rowe Price Group, Inc.	539,239
9,507	Visa, Inc.	835,475
		1,713,468
Food Products & Services (1.3%)
18,118	Sysco Corp.	506,036
Food-Miscellaneous/Diversified (1.6%)
11,145	H.J. Heinz Co.	586,673
Health Care (1.5%)
12,263	Express Scripts, Inc.(a)	575,625
Insurance (0.7%)
12,481	Lincoln National Corp.	258,981
Internet (5.8%)
28,253	eBay, Inc.(a)	872,170
2,391	Google, Inc., Class A(a)	1,293,435
		2,165,605
Machinery & Equipment (1.6%)
8,171	United Technologies Corp.	606,697

Shares	Security Description	Value
Common Stocks, continued:
Medical Equipment & Supplies (4.9%)
8,077	Becton, Dickinson & Co.	$657,306
5,644	C.R. Bard, Inc.	537,648
13,669	Stryker Corp.	667,594
		1,862,548
Metals (0.9%)
6,865	Allegheny Technologies, Inc.	344,074
Metals-Processing & Fabrication (3.3%)
39,460	Alcoa, Inc.	505,483
31,542	Cameco Corp.	733,036
		1,238,519
Oil & Gas Exploration, Production and Services (4.8%)
6,724	Apache Corp.	693,043
6,283	Baker Hughes, Inc.	383,954
3,933	EOG Resources, Inc.	364,156
21,874	Weatherford International Ltd.(a)	374,702
		1,815,855
Oil-Integrated Companies (1.5%)
2,467	Exxon Mobil Corp.	182,657
4,256	Occidental Petroleum Corp.	369,165
		551,822
Pharmaceuticals (3.3%)
29,638	Bristol-Myers Squibb Co.	881,730
8,547	Teva Pharmaceutical Industries Ltd. ADR	353,504
		1,235,234
Pipelines (2.0%)
27,918	The Williams Cos., Inc.	753,507
Restaurants (1.6%)
6,716	McDonald’s Corp.	607,529
Retail (7.8%)
46,559	Barnes & Noble, Inc.	621,097
14,312	O’Reilly Automotive, Inc.(a)	928,563
26,670	Target Corp.	1,378,039
		2,927,699
Savings & Loans (0.8%)
24,622	New York Community Bancorp, Inc.	315,408
Semiconductors (0.9%)
9,192	Broadcom Corp., Class A	327,695
Telecommunications (2.0%)
201,451	Sprint Nextel Corp.(a)	757,456
Telecommunications-Services & Equipment (2.1%)
15,481	QUALCOMM, Inc.	796,652
Toys/Games/Hobbies (3.2%)
14,836	Hasbro, Inc.	574,747
22,913	Mattel, Inc.	615,672
		1,190,419
Transportation & Shipping (3.3%)
9,286	FedEx Corp.	730,994
7,735	Norfolk Southern Corp.	523,505
		1,254,499
Total Common Stocks		37,573,172

See notes to financial statements.

CAVANAL HILL FUNDS
 U.S. Large Cap Equity Fund

Schedule of Portfolio Investments, Concluded
August 31, 2011

Shares	Security Description	Value
Investments in Affiliates (0.6%)
240,460	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(b)	$240,460
Total Investments in Affiliates		240,460
Total Investments (Cost $35,722,234)(c)—100.5%		37,813,632
Liabilities in excess of other assets — (0.5)%		(192,167)
Net Assets — 100.0%		$37,621,465

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2011.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

ADR	American Depositary Receipt

See notes to financial statements.

CAVANAL HILL FUNDS

Notes to Financial Statements
August 31, 2011

1.	Organization:

The Cavanal Hill Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end investment company. As of August 31, 2011, the Trust offered shares of the U.S. Treasury Fund, the Cash Management Fund, the Tax-Free Money Market Fund (each individually referred to as a “Money Market Fund,” and collectively the “Money Market Funds”), the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, and the U.S. Large Cap Equity Fund, (each referred to as a “Fund”, and collectively “the Funds”). The Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund and the U.S. Large Cap Equity Fund are each authorized to issue an unlimited number of shares in three classes of shares: No-Load Investor Shares (the “Investor Shares”), Institutional Shares and A Shares. The Money Market Funds are each authorized to issue an unlimited number of shares in five classes of shares: Administrative Shares, Institutional Shares, Select Shares, Service Shares and Premier Shares. As of August 31, 2011, the Select Shares of the U.S. Treasury Fund and the Cash Management Fund, and the Premier Shares of the Money Market Funds were not yet offered for sale. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (12b-1) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fair Value Measurements:

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical assets.

• Level 2 – other observable significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a significant decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly. In cases where market prices for portfolio securities are not readily available or where prices provided by pricing services are believed not to reflect current value, a Pricing Committee established by the Board of Trustees (the “Board”) determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. Examples of the types of securities that may be fair valued include thinly traded or illiquid securities, high-yield securities, and fixed-income securities held in amounts less than their normal unit of trading.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2011

The following is a summary categorization, as of August 31, 2011, of each Fund’s investments based on the inputs utilized in determining the value of such investments:

			Level 3 –
		Level 2 –	Significant
	Level 1 –	Other Significant	Unobservable
Fund	Quoted Prices	Observable Inputs	Inputs	Total

U.S. Treasury Fund
Corporate Bonds[1]	$—	$167,171,808	$—	$167,171,808
U.S. Treasury Obligations	—	206,526,867	—	206,526,867
Repurchase Agreements	—	677,566,065	—	677,566,065
Total Investments	—	1,051,264,740	—	1,051,264,740

Cash Management Fund
Certificates of Deposit[1]	—	70,000,000	—	70,000,000
Commercial Paper[1]	—	238,939,048	—	238,939,048
U.S. Government Agency Securities	—	69,998,634	—	69,998,634
Repurchase Agreements	—	491,326,319	—	491,326,319
Total Investments	—	870,264,001	—	870,264,001

Tax-Free Money Market Fund
Municipal Bonds[2]	—	313,450,906	—	313,450,906
Commercial Paper[2]	—	22,258,000	—	22,258,000
Investment Companies	15,378,426	—	—	15,378,426
Total Investments	15,378,426	335,708,906	—	351,087,332

Intermediate Tax-Free Bond Fund
Municipal Bonds[2]		35,814,944	—	35,814,944
Investments in Affiliates	4,304,923	—	—	4,304,923
Total Investments	4,304,923	35,814,944	—	40,119,867

Short Term Income Fund
Asset Backed Securities	—	4,097,201	—	4,097,201
Mortgage Backed Securities[3]	—	31,225,212	—	31,225,212
Corporate Bonds[1]	—	11,896,420	—	11,896,420
Municipal Bond[2]	—	528,520	—	528,520
U.S. Government Agency Securities	—	12,146,694	—	12,146,694
U.S. Treasury Obligations	—	31,466,552	—	31,466,552
Investments in Affiliates	3,201,941	—	—	3,201,941
Total Investments	3,201,941	91,360,599	—	94,562,540

Intermediate Bond Fund
Asset Backed Securities	—	385,639	—	385,639
Mortgage Backed Securities[3]	—	9,247,062	—	9,247,062
Corporate Bonds[1]	—	4,249,292	—	4,249,292
Taxable Municiapl Bond[2]	—	85,275	—	85,275
U.S. Government Agency Securities	—	1,093,905	—	1,093,905
U.S. Treasury Obligations	—	7,479,868	—	7,479,868
Investments in Affiliates	895,975	—	—	895,975
Total Investments	895,975	22,541,041	—	23,437,016

Bond Fund
Asset Backed Securities	—	597,404	—	597,404
Mortgage Backed Securities[3]	—	15,684,171	—	15,684,171
Corporate Bonds[1]	—	6,205,058	—	6,205,058
Taxable Municipal Bonds[2]	—	584,272	—	584,272
U.S. Government Agency Securities	—	2,729,033	—	2,729,033
U.S. Treasury Obligations	—	15,227,254	—	15,227,254
Investments in Affiliates	244,761	—	—	244,761
Total Investments	244,761	41,027,192	—	41,271,953

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2011

			Level 3 –
		Level 2 –	Significant
	Level 1 –	Other Significant	Unobservable
Fund	Quoted Prices	Observable Inputs	Inputs	Total

Balanced Fund
Common Stocks[1]	$28,605,940	$—	$—	$28,605,940
Asset Backed Securities	—	471,995	—	471,995
Mortgage Backed Securities[3]	—	10,578,869	—	10,578,869
Corporate Bonds[1]	—	4,076,976	—	4,076,976
Taxable Municipal Bonds[2]	—	267,495	—	267,495
U.S. Government Agency Securities	—	2,911,662	—	2,911,662
U.S. Treasury Obligations	—	7,215,039	—	7,215,039
Investment Companies	5,171,365	—	—	5,171,365
Investments in Affiliates	1,033,446	—	—	1,033,446
Total Investments	34,810,751	25,522,036	—	60,332,787
U.S. Large Cap Equity Fund
Common Stocks[1]	37,573,172	—	—	37,573,172
Investments in Affiliates	240,460	—	—	240,460
Total Investments	37,813,632	—	—	37,813,632

[1]	Please see the Schedule of Portfolio Investments for Industry classification.
[2]	Please see the Schedule of Portfolio Investments for State classification.
[3]	Please see the Schedule of Portfolio Investments for Mortgage Backed Securities classification.

The Funds determine significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2, or 3 as of August 31, 2011, based on levels assigned to securities on August 31, 2010.

In May 2011, the FASB issued Accounting Standards Update 2011-04 (“ASU 2011-04”) “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements and related disclosures has not been determined.

Securities Valuation:

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities will be valued in the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, and the U.S. Large Cap Equity Fund ( the “Variable Net Asset Value Funds”).

Domestic equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on NASDAQ, which are valued at the NASDAQ Official Closing Price). If there have been no sales for the day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded. Domestic equity securities are typically categorized as Level 1 in the fair value hierarchy.

Fixed-income securities are valued using matrix pricing as determined by an independent pricing service approved by the Board. Fixed-income securities are valued using various inputs including new issue data, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy. In addition to the inputs noted for fixed-income securities, asset-backed and mortgage-backed securities are valued using principal payment and collateral performance information and are typically categorized as Level 2 in the fair value hierarchy.

Short-term fixed-income securities (i.e., securities with 60 days or fewer to maturity) are generally valued at amortized cost, which approximates current value, and are typically categorized as Level 2 in the fair value hierarchy.

Open-end mutual fund investments are valued at the most recently calculated net asset value, and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2011

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold to the net sales proceeds.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase the security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund, and no interest accrues to the Fund during the period between purchase and settlement. The Fund designates cash and/or marketable securities equal in value to commitments for when-issued securities. As of August 31, 2011, the Funds held no when-issued securities.

Restricted and Illiquid Securities:

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. At August 31, 2011, the Cash Management Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, and the Balanced Fund held restricted securities representing 20.56%, 5.53%, 8.23%, 5.13%, and 1.43% of net assets, respectively. The restricted securities held as of August 31, 2011, are identified below:

	Acquisition	Acquisition	Principal	Fair
Security	Date	Cost	Amount	Value
Cash Management Fund:
Australia & New Zealand Banking Group Ltd., 0.23%, 12/7/11	7/5/11	$28,971,282	$29,000,000	$28,982,028
Johnson & Johnson, 0.05% 9/16/11	8/22/11	19,999,306	20,000,000	19,999,583
National Australia Funding, 0.23%, 12/2/11	7/6/11	4,995,240	5,000,000	4,997,061
Nestle Capital Corp., 0.21%. 9/9/11	4/12/11	29,973,925	30,000,000	29,998,600
Novartis Finance Corp., 0.05% 9/15/11	8/30/11	29,999,333	30,000,000	29,999,417
The Coca-Cola Co., 0.10%, 10/24/11	8/24/11	24,995,764	25,000,000	24,996,320
Wal-Mart Stores, Inc., 0.08%, 9/23/11	8/22/11	9,999,289	10,000,000	9,999,511
Westpac Banking Corp., 0.29%, 11/2/11	5/2/11	4,992,589	5,000,000	4,997,503
Westpac Banking Corp., 0.46%, 11/29/11	12/6/10	24,885,958	25,000,000	24,971,569

Short-Term Income Fund:
ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21	7/28/03	19,276	20,177	20,109
Alesco Preferred Funding Ltd., Series 8A, Class C2, 5.73%, 12/23/35	7/24/07	1,050,849	1,077,010	53,850
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/19/03	8,134	8,746	8,721
Citigroup Mortgage Loan Trust, Inc., Series 2004-2, Class 2A1, 6.50%, 8/25/18	6/6/07	6,823	6,819	7,068
Citigroup Mortgage Loan Trust, Inc., Series 2009-5, Class 6A1, 6.00%, 2/25/37	12/14/09	710,566	725,067	752,926
Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5, 5.22%, 6/26/37	3/30/10	759,485	774,244	745,864
I-Preferred Term Securities IV, 1.00%, 6/24/34	3/8/06	1,470,000	1,500,000	975,000
Jackson National Life Global, 5.38%, 5/8/13	7/20/09	492,395	500,000	531,693
JPMorgan Re-Remic, Series 2009-05, Class 2A1, 4.97%, 1/26/37	8/27/10	349,099	351,841	333,370
JPMorgan Re-Remic, Series 2009-07, Class 2A1, 6.00%, 2/27/37	12/9/10	575,922	575,922	584,758
JPMorgan Re-Remic, Series 2009-07, Class 8A1, 5.50%, 1/27/47	10/1/09	310,725	321,012	322,635
JPMorgan Re-Remic, Series 2009-07, Class 12A1, 6.25%, 1/27/37	9/2/09	345,447	359,841	366,601
Preferred Term Securities IX, 2.05%, 4/3/33	3/17/03	500,000	500,000	160,000
Preferred Term Securities XXIII, 0.00%, 12/22/36	5/3/10	398,411	406,542	122
Preferred Term Securities V, 2.35%, 4/3/32	9/14/06	305,967	309,164	13,912
Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.72%, 8/5/36	2/16/07	2,663,425	2,675,825	27
Trains 10-2002, 6.81% 1/15/12	8/10/10	337,389	334,400	338,470

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2011

	Acquisition	Acquisition	Principal	Fair
Security	Date	Cost	Amount	Value
Intermediate Bond Fund:
ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21	6/8/04	$10,874	$11,434	$11,395
Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.40%, 12/23/37	11/27/07	532,073	674,229	13,485
Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37	8/4/08	176,336	858,417	17,168
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/19/03	5,694	6,122	6,105
I-Preferred Term Securities, 2.35%, 12/11/32	4/9/03	502,835	500,000	220,000
JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23	8/27/10	500,000	500,000	505,150
Ocwen Residential MBS Corp, Series 1998-R1, Class B1, 7.00%, 10/25/40	6/2/06	83,475	83,475	70,483
Preferred Term Securities IX, 2.05%, 4/3/33	3/18/03	500,000	500,000	160,000
Preferred Term Securities XI, 1.85%, 9/24/33	9/12/03	507,243	507,243	139,492
Preferred Term Securities XX, 0.70%, 3/22/38	12/21/07	880,319	973,987	389,595
Preferred Term Securities XXIII, 0.00%, 12/22/36	5/3/10	398,411	406,542	122
Preferred Term Securities XXVI, 6.19%, 9/22/37	11/8/07	961,668	1,128,174	225,635
Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.72%, 8/5/36	2/16/07	2,222,954	2,229,854	22
Trains 10-2002, 6.81% 1/15/12	8/10/10	177,573	176,000	178,142

Bond Fund:
ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21	7/28/03	10,280	10,761	10,725
Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.40%, 12/23/37	11/27/07	409,287	518,638	10,373
Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37	8/4/08	176,336	858,417	17,168
American International Group, Inc., 4.25%, 5/15/13	10/19/04	94,000	100,000	101,224
Atherton Franchisee Loan Funding., Series 1999-A, Class A2, 7.23%, 4/15/12	9/19/03	4,067	4,373	4,361
I-Preferred Term Securities, 2.35%, 12/11/32	4/9/03	502,835	500,000	220,000
JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23	8/27/10	750,000	750,000	757,725
JPMorgan Re-Remic, Series 2009-7, Class 12A1, 6.25%, 1/27/37	9/2/09	142,747	148,694	151,488
Preferred Term Securities IX, 2.05%, 4/3/33	3/18/03	1,000,000	1,000,000	320,000
Preferred Term Securities XI, 1.85%, 9/24/33	9/12/03	507,243	507,243	139,492
Preferred Term Securities XXIII, 0.00%, 12/22/36	5/3/10	199,206	203,271	61
Structural Assets Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31	11/17/09	191,647	235,150	215,001
Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.72%, 8/5/36	2/16/07	1,111,477	1,114,927	11
Trains 10-2002, 6.81%, 1/15/12	8/10/10	177,573	176,000	178,142

Balanced Fund:
ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21	12/9/03	3,321	3,363	3,351
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/9/03	1,017	1,093	1,090
Credit Suisse Mortgage Capital Certificates, Series 2009-8R, Class 5A1, 5.76%, 5/26/37	3/30/10	362,776	362,776	359,845
Jackson National Life Global, 5.38%, 5/8/13	7/20/09	246,198	250,000	265,847
JPMorgan Re-Remic, Series 2009-07, Class 5A1, 6.00%, 2/27/37	4/28/10	164,523	166,184	169,586
Preferred Term Securities XX, 0.70%, 3/22/38	12/21/07	176,064	194,797	77,919
Preferred Term Securities XXIII, 0.00%, 12/22/36	5/3/10	119,523	121,963	37
Regional Diversified Funding, 1.57%, 1/25/36	1/9/07	253,357	261,720	1,309
Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.72%, 8/5/36	2/21/07	277,032	278,732	3

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which Cavanal Hill Investment Management, Inc. (the “Adviser”) deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified subcustodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the securities collateral, including the risk of a possible decline in the fair value of the underlying securities while the Fund seeks to assert its rights.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2011

Dividends to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, and the Bond Fund. Distributions from net investment income are declared and paid quarterly for the Balanced Fund and the U.S. Large Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, gain/loss, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that directly relate to a specific Fund are charged directly to that Fund. Class specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

3.	Related Party Transactions:

Cavanal Hill Investment Management, Inc., a wholly-owned subsidiary of BOKF, NA (“BOK”), serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

	Annual Advisory Fee	Annual Advisory
Fund	(as a percentage of net assets)	Fee Waivers*
U.S. Treasury Fund	0.15%	0.10%
Cash Management Fund	0.15%	0.10%
Tax-Free Money Market Fund	0.15%	0.10%
Intermediate Tax-Free Bond Fund	0.55%	0.35%
Short-Term Income Fund	0.55%	0.40%
Intermediate Bond Fund	0.55%	0.35%
Bond Fund	0.55%	0.35%
Balanced Fund	0.74%	0.39%
U.S. Large Cap Equity Fund	0.69%	0.29%

*From December 31, 2010 to August 31, 2011, the Adviser contractually agreed to waive these amounts of its annual advisory fee. Contractual fee waivers are in place for the period through September 2, 2012 and may be terminated or modified with the approval of the Funds’ Board of Trustees. Prior to December 31, 2010, the waivers were contractual for the Money Market Funds and voluntary for the Variable Net Asset Value Funds.

The Adviser serves as the Funds’ administrator. Under the terms of the Administration Agreement between the Administrator and the Trust, the Administrator is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

	Annual Administration Fee	Annual
	(as a percentage of	Administration
Fund	net assets)	Fee Waivers*
U.S. Treasury Fund	0.12%	0.07%
Cash Management Fund	0.12%	0.07%
Tax-Free Money Market Fund	0.12%	0.10%
Intermediate Tax-Free Bond Fund	0.20%	0.10%
Short-Term Income Fund	0.20%	0.10%
Intermediate Bond Fund	0.20%	0.10%
Bond Fund	0.20%	0.10%
Balanced Fund	0.20%	0.10%
U.S. Large Cap Equity Fund	0.20%	0.10%

*From December 31, 2010 to August 31, 2011, the Administrator contractually agreed to waive these amounts of its annual administration fee. Contractual fee waivers are in place for the period through September 2, 2012 and may be terminated or modified with the approval of the Funds’ Board of Trustees. Prior to December 31, 2010, the waiver was contractual for the Tax-Free Money Market Fund and voluntary for the remaining Funds.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2011

Under a Sub-Administration Agreement the Administrator pays Citi Fund Services Ohio, Inc. (“Citi”) to perform certain administrative duties for the Trust. The tiered fee is based on each Fund’s (except for the Tax-Free Money Market Fund) average daily net assets as follows:

Asset Breakpoints:	Rate
For the first $2 billion	0.0250%
For the next $2 billion	0.0125%
Over $4 billion	0.0100%

The fees paid to Citi by the Administrator for such services are paid out of its administration fees and are not an additional charge to the Funds.

BOK serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOK is also entitled to any out-of-pocket expenses incurred. For the year ended August 31, 2011, BOK voluntarily waived $19,359, $1,040 and $138 of its fee received from the U.S. Treasury Fund, Cash Management Fund and Tax-Free Money Market Fund, respectively.

Citi also serves the Trust as transfer agent and fund accountant and makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). The fees for these services are covered under the Fund Accounting Agreement. For these services, the Funds, except for Tax-Free Money Market Fund, pay Citi an annual fee based on the average daily net assets of the Trust as follows:

Asset Breakpoints:	Rate
For the first $2 billion	0.0350%
For the next $2 billion	0.0275%
Over $4 billion	0.0200%

In addition, the Funds, except for Tax-Free Money Market Fund, pay Citi certain base fees, fees relating to the number of share classes, and out-of-pocket expenses. The Trust is subject to an annual minimum fee equal to the number of Funds multiplied by $67,500.

Pursuant to the terms of an Omnibus Fee Agreement, the Tax-Free Money Market Fund pays Citi an annual fee of 0.10% of the average daily net assets of that Fund, plus certain out-of-pocket fees, for services rendered under the Transfer Agency, Fund Accounting, Compliance Services and Sub-Administration Agreements, as amended (“Amended Service Agreements”), until September 28, 2011, the date on which the Deferred Credit, as discussed below, was amortized completely. Beginning September 29, 2011, fees paid to Citi for services provided to the Tax-Free Money Market Fund pursuant to the Amended Service Agreements will follow the fee schedules set forth above.

On October 9, 2009, Citi made a payment to the Tax-Free Money Market Fund in the amount of $570,844 relating to excess distributions of net investment income resulting from an over accrual of investment income by Citi during a portion of the fiscal year. The payment consisted of a capital contribution of $175,000 and a deferred credit of $395,844. The deferred credit was amortized monthly at a rate equal to the difference between the fee paid to Citi (0.10% of average daily net assets) and the fees Citi would have been paid under the Amended Service Agreements if the fee schedules set forth above were implemented for the Tax-Free Money Market Fund on September 1, 2009. During the year ended August 31, 2011, the Fund amortized $160,335 of deferred credit, which is shown on the Statement of Operations. The remaining amount of $12,032 of the deferred credit is shown as a liability on the Statement of Assets and Liabilities.

Certain officers of the Trust are affiliated with Citi, the Adviser, the Distributor (see below) and/or BOK and are paid no fees directly by the Trust for serving as officers of the Trust.

BOSC, Inc. (“BOSC” or the “Distributor”), an affiliate of the Adviser and BOK, is the Distributor of the Funds pursuant to a Distribution Agreement between the Trust and BOSC. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BOSC a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, Service and Class A Shares, and may be used by BOSC to pay banks, including BOK, broker dealers and other institutions. For the year ended August 31, 2011, BOSC, as Distributor and dealer, received $9,928 and BOK received $694,273 from the Distributor. From December 31, 2010 to August 31, 2011, BOSC contractually agreed to waive 0.15% of such fee paid by the Service Shares of the Money Market Funds and 0.13% of such fee paid by the Administrative Shares of the Cash Management Fund. Prior to December 31, 2010, BOSC voluntarily agreed to these fee waivers.

The Funds have entered into shareholder servicing agreements with various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, the service organizations received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% for the Administrative, Investor, Select and Service Shares and up to 0.10% for the Class A Shares of the average daily net assets of the Funds’ shares held by the service organizations’ customers. For the year ended August 31, 2011, BOSC and BOK received net shareholder servicing fees of $8,368 and $1,460,713, respectively. From December 31, 2010 to August 31, 2011, BOSC and BOK contractually agreed to waive 0.25%, 0.15% and 0.17% of such fees paid by the Select, Service and Institutional Shares of the Money Market Funds and 0.25%, 0.25% and 0.10% of such fees paid by the Institutional, Investor and A Shares of the Variable NAV Funds. Prior to December 31, 2010, these fee waivers were contractual except for the Investor Shares of the Variable NAV Funds, which were voluntary.

From time to time, fees may be reduced or reimbursed in order to assist one or more of the Funds in maintaining more competitive expense ratios. Fee reductions by the Funds’ service providers are contractual as disclosed in the Funds’ prospectus. Voluntary fee reductions and waivers may also occur on an ad hoc basis. All fee waivers are not subject to recoupment in subsequent fiscal periods and voluntary fee reductions and waivers may be stopped at any time.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2011

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities and long-term U.S. government securities) for the year ended August 31, 2011, were as follows:

Fund	Purchases	Sales
Intermediate Tax-Free Bond Fund	$5,108,777	$3,879,405
Short-Term Income Fund	17,936,712	16,291,610
Intermediate Bond Fund	62,814	4,349,197
Bond Fund	105,701	4,061,837
Balanced Fund	42,069,094	47,608,873
U.S. Large Cap Equity Fund	32,377,059	27,375,277

Purchases and sales of long-term U.S. government securities for the year ended August 31, 2011, were as follows:

Fund	Purchases	Sales
Short-Term Income Fund	$38,771,030	$11,964,266
Intermediate Bond Fund	16,937,467	8,236,697
Bond Fund	12,113,468	2,012,247
Balanced Fund	10,377,281	7,135,515

5.	Credit Risk and Other Risk Considerations:

The Tax-Free Money Market Fund and the Intermediate Tax-Free Bond Fund invest primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry sector.

The Tax-Free Money Market Fund and the Intermediate Tax-Free Bond Fund had the following concentration by industry sector as of August 31, 2011, (as a percentage of value):

	Tax-Free Money	Intermediate
	Market Fund	Tax-Free Bond Fund
Airport	2.8%	—
Education	7.0%	—
Facilities	16.1%	1.4%
General	2.9%	0.3%
General Obligation	21.9%	46.5%
Higher Education	5.6%	0.9%
Medical	8.9%	0.7%
Multifamily Housing	1.3%	—
Nursing Homes	7.1%	—
Pollution	10.9%	—
School District	4.0%	30.2%
Transportation	7.0%	—
Utilities	—	5.4%
Water	—	3.3%
Other Assets	4.4%	10.7%

The Short-Term Income Fund, Intermediate Bond Fund, Bond Fund and Balanced Fund are each invested in mortgage-related, fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and credit risk of mortgagors and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed-income securities generally declines.

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last four tax year ends and any interim tax period since then, as applicable). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2011

At August 31, 2011, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

	Tax Cost of	Tax Unrealized	Tax Unrealized	Net Tax Unrealized Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)
Intermediate Tax-Free Bond	$37,924,967	$2,205,889	$(10,989)	$2,194,900
Short-Term Income	103,767,655	2,040,483	(11,245,598)	(9,205,115)
Intermediate Bond Fund	30,328,984	1,320,721	(8,212,689)	(6,891,968)
Bond Fund	45,431,561	2,224,960	(6,384,568)	(4,159,608)
Balanced Fund	57,475,577	6,264,581	(3,407,371)	2,857,210
U.S. Large Cap Equity	36,001,595	4,315,654	(2,503,617)	1,812,037

The tax characteristics of distributions paid to shareholders during the fiscal years ended August 31, 2011 and 2010 were as follows:

	Distributions Paid from:
	Net				Total
	Investment	Net Long	Total Taxable	Tax Exempt	Distributions
2011	Income	Term Gains	Distributions	Distributions	Paid*
U.S. Treasury Fund	$105,846	$9,980	115,826	$—	$115,826
Cash Management Fund	145,866	—	145,866	—	145,866
Tax-Free Money Market Fund	9,209	1,427	10,636	331,478	342,114
Intermediate Tax-Free Bond Fund	313	12,870	13,183	1,221,249	1,234,432
Short-Term Income Fund	2,397,787	—	2,397,787	—	2,397,787
Intermediate Bond Fund	895,265	—	895,265	—	895,265
Bond Fund	1,475,158	—	1,475,158	—	1,475,158
Balanced Fund	1,575,981	—	1,575,981	—	1,575,981
U.S. Large Cap Equity Fund	301,252	—	301,252	—	301,252

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

	Distributions Paid from:
	Net				Total
	Investment	Net Long	Total Taxable	Tax Exempt	Distributions
2010	Income	Term Gains	Distributions	Distributions	Paid*
U.S. Treasury Fund	$1,010,009	$—	$1,010,009	$—	$1,010,009
Cash Management Fund	1,630,987	—	1,630,987	—	1,630,987
Tax-Free Money Market Fund	9,494	1,676	11,170	667,315	678,485
Intermediate Tax-Free Bond Fund	500	20,632	21,132	1,149,985	1,171,117
Short-Term Income Fund	2,599,407	—	2,599,407	—	2,599,407
Intermediate Bond Fund	1,155,928	—	1,155,928	—	1,155,928
Bond Fund	1,516,736	—	1,516,736	—	1,516,736
Balanced Fund	1,757,394	—	1,757,394	—	1,757,394
U.S. Large Cap Equity Fund	167,964	—	167,964	—	167,964

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of August 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed
	Ordinary	Undistributed			Accumulated	Unrealized	Total
	Income/Tax	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Fund	Exempt Income	Capital Gains	Earnings	Payable*	Other Losses**	(Depreciation)***	Earnings/(Deficit)
U.S. Treasury Fund	$8,133	$—	$8,133	$(8,788)	$(1,084)	$—	$(1,739)
Cash Management Fund	6,852	—	6,852	(7,318)	(777,411)	—	(777,877)
Tax-Free Money Market Fund	4,565	1,670	6,235	(4,565)	—	—	1,670
Intermediate Tax-Free Bond Fund	67,438	218,959	286,397	(89,817)	—	2,194,900	2,391,480
Short-Term Income Fund	188,955	—	188,955	(126,468)	(18,835,173)	(9,205,115)	(27,977,801)
Intermediate Bond Fund	87,493	—	87,493	(27,820)	(5,491,204)	(6,891,968)	(12,323,499)
Bond Fund	121,688	—	121,688	(66,414)	(144,291)	(4,159,608)	(4,248,625)
Balanced Fund	277,781	—	277,781	—	(641,672)	2,857,210	2,493,319
U.S. Large Cap Equity Fund	48,844	—	48,844	—	(620,216)	1,812,037	1,240,665

*	Distributions payable may differ from that disclosed in the Statements of Assets and Liabilities because distributions are recognized when actually paid for tax purposes.
**	See below for post-October losses and capital loss carryforwards.
***

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

CAVANAL HILL FUNDS

Notes to Financial Statements, Concluded
August 31, 2011

Under current tax laws, net capital losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. As of August 31, 2011, the Funds deferred post-October capital losses as follows:

Post-October
Fund	Capital Losses
U.S. Treasury Fund	$1,084
Short-Term Income Fund	32,559

At August 31, 2011, the following Funds had net capital loss carryforwards to offset future net capital gains, to the extent provided by Treasury regulations:

Fund	Amount	Expires
Cash Management Fund	$3,863	2013
Cash Management Fund	19,115	2015
Cash Management Fund	96,738	2017
Cash Management Fund	107,078	2018
Cash Management Fund	550,617	2019
Short-Term Income Fund	434,657	2012
Short-Term Income Fund	1,765,022	2013
Short-Term Income Fund	1,068,319	2014
Short-Term Income Fund	37,616	2015
Short-Term Income Fund	115,480	2016
Short-Term Income Fund	11,477,199	2017
Short-Term Income Fund	3,730,873	2018
Short-Term Income Fund	173,448	2019
Intermediate Bond Fund	2,246,538	2017
Intermediate Bond Fund	3,244,666	2018
Bond Fund	144,291	2017
Balanced Fund	641,672	2018
U.S. Large Cap Equity Fund	281,385	2017
U.S. Large Cap Equity Fund	338,831	2018

To the extent that these carryforwards are used to offset future net capital gains, it is probable that the gains that are offset will not be distributed to shareholders. During the year ended August 31, 2011, Intermediate Bond Fund, Bond Fund, Balanced Fund and U.S. Large Cap Equity Fund utilized $186,464, $361,887, $3,986,951 and $1,438,244, respectively, of net capital loss carryforwards.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs generally to carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued and there are no subsequent events to report.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:		Less Dividends From:
					Distributions
				Dividends	from Net
	Net Asset Value,	Net	Total from	from Net	Realized	Total
	Beginning of	Investment	Investment	Investment	Gains from	Dividends and
	Period	Income	Activities	Income	Investments	Distributions
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2011	$1.000	$—	$—	$—	$—	$—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2008	1.000	0.022	0.022	(0.022)	—	(0.022)
Year Ended August 31, 2007	1.000	0.045	0.045	(0.045)	—	(0.045)

Service Shares
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2008	1.000	0.025	0.025	(0.025)	—	(0.025)
Period Ended August 31, 2007(f)	1.000	0.031	0.031	(0.031)	—	(0.031)

Institutional Shares
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2008	1.000	0.027	0.027	(0.027)	—	(0.027)
Period Ended August 31, 2007(f)	1.000	0.033	0.033	(0.033)	—	(0.033)

Cash Management Fund
Administrative Shares
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2008	1.000	0.030	0.030	(0.030)	—	(0.030)
Year Ended August 31, 2007	1.000	0.047	0.047	(0.047)	—	(0.047)

Service Shares
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.002	0.002	(0.002)	—	(0.002)
Year Ended August 31, 2009	1.000	0.006	0.006	(0.006)	—	(0.006)
Year Ended August 31, 2008	1.000	0.032	0.032	(0.032)	—	(0.032)
Period Ended August 31, 2007(f)	1.000	0.033	0.033	(0.033)	—	(0.033)

Institutional Shares
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.002	0.002	(0.002)	—	(0.002)
Year Ended August 31, 2009	1.000	0.007	0.007	(0.007)	—	(0.007)
Year Ended August 31, 2008	1.000	0.033	0.033	(0.033)	—	(0.033)
Period Ended August 31, 2007(f)	1.000	0.034	0.034	(0.034)	—	(0.034)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)

During the period, the Funds received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statements of operations as other income to the Funds. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Administrative, Service and Institutional Shares would have been 0.01%, 0.01%, 0.01% and 0.05%, 0.05%, 0.05%, respectively, for U.S. Treasury Fund; and for Cash Management Fund they would have been 0.01%, 0.02%, 0.12% and 0.02%, 0.09%, 0.13%, respectively.

(e)

During the period, the Board of Trustees and the Adviser agreed to a full settlement in regard to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred, the ratios of net expenses to average net assets would have been 0.75%, 0.51% and 0.37% for Administrative, Service and Institutional Shares, respectively, of U.S. Treasury Fund; and 0.63%, 0.64% and 0.33% for Administrative, Service and Institutional Shares, respectively, of Cash Management Fund.

(f)	For the period January 2, 2007 (commencement of operations) through August 31, 2007.

Amounts designated as “ – “ are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
						Ratio of Net
				Ratio of Net		Investment		Ratio of Gross
Net Asset				Expenses to		Income to		Expenses to
Value, End	Total		Net Assets End	Average Net		Average Net		Average Net
of Period	Return (a)		of Period (000s)	Assets		Assets		Assets (c)
$1.000	0.01%		$825,388	0.15%		0.01%		0.87%
1.000	0.13	%(d)	526,943	0.20%		0.09	%(d)	0.85%
1.000	0.07%		504,418	0.29%		0.08%		0.88%
1.000	2.25%		815,800	0.71%		2.30%		0.88%
1.000	4.58%		1,055,890	0.68	%(e)	4.50%		0.94%

1.000	0.01%		33,292	0.16%		0.01%		0.87%
1.000	0.13	%(d)	40,385	0.20%		0.08	%(d)	0.86%
1.000	0.10%		107,700	0.26%		0.12%		0.89%
1.000	2.55%		223,977	0.41%		2.12%		0.88%
1.000	3.14%		39,064	0.42	%(e)	4.70%		0.98%

1.000	0.01%		178,898	0.16%		0.01%		0.62%
1.000	0.14	%(d)	200,536	0.20%		0.09	%(d)	0.61%
1.000	0.12%		320,914	0.24%		0.14%		0.63%
1.000	2.70%		538,527	0.27%		2.62%		0.63%
1.000	3.29%		465,737	0.27	%(e)	4.85%		0.68%

1.000	0.01%		436,984	0.24%		0.01%		0.87%
1.000	0.11	%(d)	462,414	0.39%		0.08	%(d)	0.86%
1.000	0.39%		649,605	0.62%		0.38%		0.92%
1.000	3.06%		805,345	0.58%		3.05%		0.89%
1.000	4.84%		756,515	0.57	%(e)	4.74%		0.96%

1.000	0.01%		9,092	0.24%		0.01%		0.87%
1.000	0.17	%(d)	11,884	0.32%		0.36	%(d)	0.84%
1.000	0.56%		3,276	0.46%		0.77%		0.93%
1.000	3.23%		9,486	0.42%		3.03%		0.89%
1.000	3.31%		7,593	0.49	%(e)	4.81%		1.11%

1.000	0.02%		424,264	0.23%		0.02%		0.62%
1.000	0.22	%(d)	446,334	0.27%		0.20	%(d)	0.61%
1.000	0.69%		416,940	0.32%		0.74%		0.67%
1.000	3.38%		674,905	0.27%		3.21%		0.64%
1.000	3.40%		458,168	0.27	%(e)	5.02%		0.68%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:		Less Dividends From:
					Distributions
				Dividends	from Net
	Net Asset Value,	Net	Total from	from Net	Realized	Total
	Beginning of	Investment	Investment	Investment	Gains from	Dividends and
	Period	Income	Activities	Income	Investments	Distributions
Tax-Free Money Market Fund
Administrative Shares
Year Ended August 31, 2011	$1.000	$—	$—	$—	$—	$—
Year Ended August 31, 2010	1.000	—	—	—	—	—
Year Ended August 31, 2009	1.000	0.007	0.007	(0.007)	—	(0.007)
Year Ended August 31, 2008	1.000	0.020	0.020	(0.020)	—	(0.020)
Period Ended August 31, 2007(d)	1.000	0.019	0.019	(0.019)	—	(0.019)

Service Shares
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	—	—	—	—	—
Year Ended August 31, 2009	1.000	0.009	0.009	(0.009)	—	(0.009)
Year Ended August 31, 2008	1.000	0.024	0.024	(0.024)	—	(0.024)
Period Ended August 31, 2007(d)	1.000	0.022	0.022	(0.022)	—	(0.022)

Institutional Shares
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.010	0.010	(0.010)	—	(0.010)
Year Ended August 31, 2008	1.000	0.024	0.024	(0.024)	—	(0.024)
Period Ended August 31, 2007(d)	1.000	0.022	0.022	(0.022)	—	(0.022)

Select Shares
Year Ended August 31, 2011	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.011	0.011	(0.011)	—	(0.011)
Year Ended August 31, 2008	1.000	0.025	0.025	(0.025)	—	(0.025)
Year Ended August 31, 2007	1.000	0.035	0.035	(0.035)	—	(0.035)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	For the period January 2, 2007 (commencement of operations) through August 31, 2007.
(e)

During the period, the Board of Trustees and the Adviser agreed to a settlement in regard to the subject of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred, the ratios of net expenses to average net assets would have been 0.72%, 0.39%, 0.27% and 0.26% for Administrative, Service, Institutional and Select Shares, respectively, of Tax-Free Money Market Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data:(b)
					Ratio of Net
			Ratio of Net		Investment	Ratio of Gross
Net Asset			Expenses to		Income (loss)	Expenses to
Value, End	Total	Net Assets End	Average Net		to average net	Average Net
of Period	Return (a)	of Period (000s)	Assets		assets	Assets (c)
$1.000	0.01%	$6,303	0.26%		0.05%	0.94%
1.000	0.01%	17,051	0.27%		0.07%	0.89%
1.000	0.67%	71,197	0.64%		0.26%	0.93%
1.000	2.04%	6,659	0.68%		1.99%	0.93%
1.000	1.92%	4,655	0.26	%(e)	3.39%	1.20%

1.000	0.00%	1	0.28%		0.09%	0.80%
1.000	0.00%	1	0.47%		0.00%	0.64%
1.000	0.91%	1	0.47%		0.80%	0.76%
1.000	2.40%	1	0.18%		2.37%	1.13%
1.000	2.18%	1	0.38	%(e)	3.34%	0.91%

1.000	0.03%	19,734	0.24%		0.07%	0.68%
1.000	0.06%	39,568	0.25%		0.09%	0.65%
1.000	1.04%	37,267	0.28%		0.92%	0.70%
1.000	2.47%	36,548	0.26%		2.25%	0.68%
1.000	2.28%	12,423	0.18	%(e)	3.53%	0.72%

1.000	0.09%	325,261	0.18%		0.13%	0.68%
1.000	0.14%	364,453	0.15%		0.18%	0.65%
1.000	1.12%	471,079	0.20%		1.08%	0.70%
1.000	2.56%	540,457	0.18%		2.44%	0.68%
1.000	3.52%	333,902	0.18	%(e)	3.46%	0.68%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From
		Operations:				Less Dividends From:
				Net Realized
				and			Distributions
				Unrealized		Dividends	from Net
	Net Asset Value,	Net		Gains	Total from	from Net	Realized	Total
	Beginning of	Investment		(Losses) on	Investment	Investment	Gains from	Dividends and
	Period	Income		Investments	Activities	Income	Investments	Distributions
Intermediate Tax-Free Bond Fund
Investor Shares
Year Ended August 31, 2011	$11.48	$0.33		$(0.10)	$0.23	$(0.33)	$—	$(0.33)
Year Ended August 31, 2010	10.96	0.32		0.53	0.85	(0.32)	(0.01)	(0.33)
Year Ended August 31, 2009	10.66	0.33	(f)	0.31	0.64	(0.33)	(0.01)	(0.34)
Year Ended August 31, 2008	10.48	0.40		0.13	0.53	(0.35)	—	(0.35)
Year Ended August 31, 2007	10.59	0.35		(0.07)	0.28	(0.38)	(0.01)	(0.39)

Institutional Shares
Year Ended August 31, 2011	11.49	0.35		(0.10)	0.25	(0.35)	—	(0.35)
Year Ended August 31, 2010	10.97	0.35		0.53	0.88	(0.35)	(0.01)	(0.36)
Year Ended August 31, 2009	10.67	0.36	(f)	0.31	0.67	(0.36)	(0.01)	(0.37)
Year Ended August 31, 2008	10.48	0.42		0.15	0.57	(0.38)	—	(0.38)
Year Ended August 31, 2007	10.59	0.38		(0.07)	0.31	(0.41)	(0.01)	(0.42)

Class A Shares
Period Ended August 31, 2011(i)	11.07	0.11		0.32	0.43	(0.11)	—	(0.11)

Short-Term Income Fund
Investor Shares
Year Ended August 31, 2011	9.27	0.25		0.16	0.41	(0.26)	—	(0.26)
Year Ended August 31, 2010	8.61	0.42		0.63	1.05	(0.39)	—	(0.39)
Year Ended August 31, 2009	9.36	0.50	(f)	(0.78)	(0.28)	(0.45)	(0.02)	(0.47)
Year Ended August 31, 2008	10.15	0.50	(f)	(0.78)	(0.28)	(0.48)	(0.03)	(0.51)
Year Ended August 31, 2007	10.16	0.48		0.02	0.50	(0.45)	(0.06)	(0.51)

Institutional Shares
Year Ended August 31, 2011	9.27	0.28		0.16	0.44	(0.29)	—	(0.29)
Year Ended August 31, 2010	8.61	0.46		0.62	1.08	(0.42)	—	(0.42)
Year Ended August 31, 2009	9.36	0.52	(f)	(0.78)	(0.26)	(0.47)	(0.02)	(0.49)
Year Ended August 31, 2008	10.14	0.52	(f)	(0.77)	(0.25)	(0.50)	(0.03)	(0.53)
Year Ended August 31, 2007	10.15	0.52		0.01	0.53	(0.48)	(0.06)	(0.54)

Class A Shares
Period Ended August 31, 2011(i)	9.40	0.07		0.03	0.10	(0.08)	—	(0.08)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)

During the period, the Funds received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statements of operations as other income to the Funds. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 2.87%, 3.14%, and 7.83%, 8.11%, respectively, for Intermediate Tax-Free Bond Fund; and for Short-Term Income Fund they would have been 4.66%, 4.94% and 12.26%, 12.58%, respectively.

(f)	Calculated using average shares.
(g)

During the period, the Sub-Administrator made a voluntary reimbursement to Intermediate Tax-Free Bond Fund. Absent this reimbursement, the total return, net expense ratio and net investment income ratio for the year ending August 31, 2008 would have been approximately 4.79%, 0.84% and 3.43%, respectively, for Investor Shares and 5.15%, 0.59% and 3.54%, respectively, for Institutional Shares.

(h)

During the period, the Board of Trustees and the Adviser agreed to a settlement in regard to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred, the ratios of net expenses to average net assets would have been 0.85% and 0.60% for Investor and Institutional Shares, respectively, of Intermediate Tax-Free Bond Fund; and 0.75% and 0.49% for Investor and Institutional Shares of Short-Term Income Fund, respectively.

(i)	For the period May 2, 2011 (commencement of operations) through August 31, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
						Ratio of Net		Ratio of
				Ratio of Net		Investment		Gross
Net Asset	Total Return		Net Assets	Expenses to		Income to		Expenses to
Value, End	(Excludes Sales		End of	Average Net		Average Net		Average Net	Portfolio
of Period	Charge) (a)		Period (000s)	Assets		Assets		Assets (c)	Turnover (d)
$11.38	2.14%		$2,897	0.76%		2.94%		1.45%	11%
11.48	7.92	%(e)	3,250	0.78%		2.96	%(e)	1.46%	12%
10.96	6.16%		2,847	0.83%		3.08%		1.53%	7%
10.66	5.18	%(g)	3,061	0.43	%(g)	3.84	%(g)	1.54%	7%
10.48	2.64%		3,337	0.79	%(h)	3.23%		1.46%	15%

11.39	2.38%		37,464	0.50%		3.19%		1.20%	11%
11.49	8.20	%(e)	34,484	0.51%		3.23	%(e)	1.21%	12%
10.97	6.42%		29,956	0.58%		3.32%		1.28%	7%
10.67	5.54	%(g)	13,178	0.18	%(g)	3.95	%(g)	1.29%	7%
10.48	2.93%		17,078	0.54	%(h)	3.59%		1.22%	15%

11.39	3.90%		10	0.75%		2.94%		1.32%	11%

9.42	4.48%		27,135	0.73%		2.70%		1.47%	36%
9.27	12.47	%(e)	25,733	0.78%		4.86	%(e)	1.47%	46%
8.61	(2.71)%		15,880	0.86%		5.94%		1.61%	10%
9.36	(2.96)%		54,053	0.73%		4.92%		1.48%	48%
10.15	4.92%		94,561	0.69	%(h)	4.58%		1.41%	51%

9.42	4.75%		67,116	0.47%		2.90%		1.22%	36%
9.27	12.79	%(e)	45,921	0.47%		5.17	%(e)	1.22%	46%
8.61	(2.44)%		30,468	0.60%		6.16%		1.35%	10%
9.36	(2.61)%		145,184	0.48%		5.24%		1.23%	48%
10.14	5.32%		121,232	0.43	%(h)	4.84%		1.16%	51%

9.42	1.04%		10	0.71%		2.11%		1.32%	36%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From
		Operations:				Less Dividends From:
				Net Realized
				and			Distributions
				Unrealized		Dividends	from Net
	Net Asset Value,	Net		Gains	Total from	from Net	Realized	Total
	Beginning of	Investment		(Losses) on	Investment	Investment	Gains from	Dividends and
	Period	Income		Investments	Activities	Income	Investments	Distributions
Intermediate Bond Fund
Investor Shares
Year Ended August 31, 2011	$9.36	$0.44		$0.27	$0.71	$(0.38)	$—	$(0.38)
Year Ended August 31, 2010	8.45	0.55	(f)	0.85	1.40	(0.49)	—	(0.49)
Year Ended August 31, 2009	9.49	0.51	(f)	(0.94)	(0.43)	(0.47)	(0.14)	(0.61)
Year Ended August 31, 2008	10.26	0.50		(0.80)	(0.30)	(0.47)	—	(0.47)
Year Ended August 31, 2007	10.23	0.46		0.05	0.51	(0.45)	(0.03)	(0.48)

Institutional Shares
Year Ended August 31, 2011	9.38	0.47		0.26	0.73	(0.41)	—	(0.41)
Year Ended August 31, 2010	8.46	0.57	(f)	0.86	1.43	(0.51)	—	(0.51)
Year Ended August 31, 2009	9.50	0.54	(f)	(0.94)	(0.40)	(0.50)	(0.14)	(0.64)
Year Ended August 31, 2008	10.26	0.54		(0.80)	(0.26)	(0.50)	—	(0.50)
Year Ended August 31, 2007	10.24	0.49		0.04	0.53	(0.48)	(0.03)	(0.51)

Class A Shares
Period Ended August 31, 2011(h)	9.62	0.13		0.06	0.19	(0.11)	—	(0.11)

Bond Fund
Investor Shares
Year Ended August 31, 2011	8.95	0.37		0.28	0.65	(0.34)	—	(0.34)
Year Ended August 31, 2010	8.18	0.50		0.74	1.24	(0.47)	—	(0.47)
Year Ended August 31, 2009	8.63	0.46	(f)	(0.40)	0.06	(0.46)	(0.05)	(0.51)
Year Ended August 31, 2008	9.29	0.47		(0.68)	(0.21)	(0.45)	—	(0.45)
Year Ended August 31, 2007	9.32	0.45		(0.01)	0.44	(0.44)	(0.03)	(0.47)

Institutional Shares
Year Ended August 31, 2011	8.95	0.40		0.27	0.67	(0.37)	—	(0.37)
Year Ended August 31, 2010	8.18	0.51		0.75	1.26	(0.49)	—	(0.49)
Year Ended August 31, 2009	8.63	0.48	(f)	(0.40)	0.08	(0.48)	(0.05)	(0.53)
Year Ended August 31, 2008	9.28	0.49		(0.67)	(0.18)	(0.47)	—	(0.47)
Year Ended August 31, 2007	9.32	0.46		(0.01)	0.45	(0.46)	(0.03)	(0.49)

Class A Shares
Period Ended August 31, 2011(h)	9.07	0.12		0.18	0.30	(0.11)	—	(0.11)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)

During the period, the Funds received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statements of operations as other income to the Funds. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 5.70%, 5.96%, and 16.59%, 17.00%, respectively, for Intermediate Bond Fund; and for Bond Fund they would have been 5.64%, 5.81% and 15.35%, 15.64%, respectively.

(f)	Calculated using average shares.
(g)

During the period, the Board of Trustees and the Adviser agreed to a settlement in regard to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred, the ratios of net expenses to average net assets would have been 0.79% and 0.54% for Investor and Institutional Shares, respectively, of Intermediate Bond Fund; and 0.83% and 0.59% for Investor and Institutional Shares, respectively, of Bond Fund.

(h)	For the period May 2, 2011 (commencement of operations) through August 31, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
						Ratio of Net		Ratio of
	Total Return			Ratio of Net		Investment		Gross
Net Asset	(Excludes		Net Assets	Expenses to		Income to		Expenses to
Value, End	Sales		End of	Average Net		Average Net		Average Net	Portfolio
of Period	Charge) (a)		Period (000s)	Assets		Assets		Assets (c)	Turnover (d)
$9.69	7.72%		$13,166	0.89%		4.65%		1.59%	28%
9.36	17.08	% (e)	12,554	0.85%		6.17	%(e)	1.54%	22%
8.45	(4.15)%		10,188	0.89%		6.14%		1.59%	21%
9.49	(3.05)%		30,688	0.79%		4.91%		1.48%	36%
10.26	5.02%		29,869	0.73	%(g)	4.57%		1.41%	31%

9.70	7.88%		10,370	0.64%		4.91%		1.34%	28%
9.38	17.48	% (e)	9,165	0.58%		6.37	%(e)	1.28%	22%
8.46	(3.89)%		10,675	0.62%		6.36%		1.32%	21%
9.50	(2.70)%		46,853	0.53%		5.17%		1.23%	36%
10.26	5.33%		69,584	0.48	%(g)	4.82%		1.15%	31%

9.70	1.99%		10	0.91%		4.07%		1.48%	28%

9.26	7.47%		10,592	0.82%		4.17%		1.51%	36%
8.95	15.56	% (e)	8,316	0.83%		5.82	%(e)	1.53%	35%
8.18	1.17%		10,182	0.91%		5.84%		1.61%	24%
8.63	(2.47)%		20,684	0.79%		4.99%		1.48%	26%
9.29	4.84%		23,460	0.77	%(g)	4.80%		1.44%	26%

9.25	7.62%		30,796	0.56%		4.42%		1.26%	36%
8.95	15.85	% (e)	24,885	0.55%		6.04	%(e)	1.25%	35%
8.18	1.44%		16,817	0.65%		6.12%		1.35%	24%
8.63	(2.11)%		35,232	0.53%		5.29%		1.23%	26%
9.28	5.03%		42,574	0.51	%(g)	5.06%		1.21%	26%

9.26	3.29%		10	0.81%		3.77%		1.38%	36%
See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

	Change in Net Assets Resulting From
	Operations:					Less Dividends From:
							Distributions
				Net Realized		Dividends	from Net
	Net Asset Value,	Net		and Unrealized	Total from	from Net	Realized	Total
	Beginning of	Investment		Gains (Losses)	Investment	Investment	Gains from	Dividends and
	Period	Income		on Investments	Activities	Income	Investments	Distributions
Balanced Fund
Investor Shares
Year Ended August 31, 2011	$10.88	$0.28		$1.08	$1.36	$(0.28)	$—	$(0.28)
Year Ended August 31, 2010	10.30	0.29		0.60	0.89	(0.31)	—	(0.31)
Year Ended August 31, 2009	11.50	0.26	(f)	(1.24)	(0.98)	(0.22)	—	(0.22)
Year Ended August 31, 2008	13.49	0.35		(1.13)	(0.78)	(0.32)	(0.89)	(1.21)
Year Ended August 31, 2007	13.81	0.29		1.09	1.38	(0.28)	(1.42)	(1.70)

Institutional Shares
Year Ended August 31, 2011	10.91	0.31		1.08	1.39	(0.31)	—	(0.31)
Year Ended August 31, 2010	10.32	0.32		0.60	0.92	(0.33)	—	(0.33)
Year Ended August 31, 2009	11.51	0.28	(f)	(1.24)	(0.96)	(0.23)	—	(0.23)
Year Ended August 31, 2008	13.49	0.37		(1.12)	(0.75)	(0.34)	(0.89)	(1.23)
Year Ended August 31, 2007	13.82	0.33		1.08	1.41	(0.32)	(1.42)	(1.74)

Class A Shares
Period Ended August 31, 2011(h)	12.67	0.10		(0.73)	(0.63)	(0.08)	—	(0.08)

U.S. Large Cap Equity Fund
Investor Shares
Year Ended August 31, 2011	9.47	0.03		1.05	1.08	(0.06)	—	(0.06)
Year Ended August 31, 2010	9.18	0.07		0.26	0.33	(0.04)	—	(0.04)
Year Ended August 31, 2009	11.26	0.07	(f)	(2.09)	(2.02)	(0.06)	—	(0.06)
Year Ended August 31, 2008	11.63	0.03		(0.36)	(0.33)	(0.04)	—	(0.04)
Year Ended August 31, 2007	10.13	0.03		1.50	1.53	(0.03)	—	(0.03)

Institutional Shares
Year Ended August 31, 2011	9.51	0.06		1.06	1.12	(0.09)	—	(0.09)
Year Ended August 31, 2010	9.22	0.10		0.26	0.36	(0.07)	—	(0.07)
Year Ended August 31, 2009	11.31	0.09	(f)	(2.10)	(2.01)	(0.08)	—	(0.08)
Year Ended August 31, 2008	11.66	0.04		(0.34)	(0.30)	(0.05)	—	(0.05)
Year Ended August 31, 2007	10.15	0.06		1.49	1.55	(0.04)	—	(0.04)

Class A Shares
Period Ended August 31, 2011(h)	11.83	0.02		(1.34)	(1.32)	(0.01)	—	(0.01)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)

During the period, the Funds received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statements of operations as other income to the Funds. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 2.55%, 2.80%, and 8.59%, 8.89%, respectively, for Balanced Fund; and for U.S. Large Cap Equity Fund they would have been 0.45%, 0.70% and 3.33%, 3.54%, respectively.

(f)	Calculated using average shares.
(g)

During the period, the Board of Trustees and the Adviser agreed to a settlement in regard to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.95% and 0.71% for Investor and Institutional Shares of Balanced Fund; and 1.07% and 0.82% for Investor and Institutional Shares, respectively, of U.S. Large Cap Equity Fund.

(h)	For the period May 2, 2011 (commencement of operations) through August 31, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
	Total					Ratio of Net
	Return			Ratio of Net		Investment		Ratio of Gross
Net Asset	(Excludes		Net Assets	Expenses to		Income to		Expenses to
Value, End	Sales		End of Period	Average Net		Average Net		Average Net	Portfolio
of Period	Charge) (a)		(000s)	Assets		Assets		Assets (c)	Turnover (d)
$11.96	12.49%		$16,451	0.89%		2.27%		1.63%	86%
10.88	8.70	%(e)	16,473	0.90%		2.66	%(e)	1.64%	81%
10.30	(8.21)%		15,203	0.97%		2.77%		1.71%	88%
11.50	(6.42)%		16,687	0.93%		2.58%		1.66%	102%
13.49	10.40%		23,858	0.90	%(g)	2.14%		1.60%	130%

11.99	12.73%		45,113	0.64%		2.52%		1.38%	86%
10.91	9.00	%(e)	41,545	0.65%		2.91	%(e)	1.39%	81%
10.32	(7.98)%		40,062	0.72%		3.03%		1.46%	88%
11.51	(6.19)%		46,596	0.67%		2.85%		1.41%	102%
13.49	10.71%		60,995	0.65	%(g)	2.38%		1.36%	130%

11.96	(5.10)%		9	0.86%		2.38%		1.49%	86%

10.49	11.39%		1,957	0.94%		0.33%		1.58%	72%
9.47	3.63	%(e)	1,610	0.99%		0.74	%(e)	1.61%	45%
9.18	(17.85)%		1,480	1.17%		0.87%		1.80%	47%
11.26	(2.87)%		1,879	1.10%		0.15%		1.73%	40%
11.63	15.08%		2,232	1.01	%(g)	0.21%		1.62%	36%

10.54	11.73%		35,655	0.69%		0.59%		1.33%	72%
9.51	3.84	%(e)	29,405	0.71%		1.06	%(e)	1.35%	45%
9.22	(17.64)%		17,213	0.91%		1.09%		1.55%	47%
11.31	(2.54)%		9,991	0.84%		0.41%		1.48%	40%
11.66	15.30%		10,717	0.76	%(g)	0.46%		1.37%	36%

10.50	(11.23)%		9	0.94%		0.56%		1.44%	72%

See notes to financial statements.

CAVANAL HILL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Cavanal Hill Funds:

We have audited the accompanying statements of assets and liabilities of Cavanal Hill Funds (the Funds) (comprised of the U.S. Treasury Fund, Cash Management Fund, Tax-Free Money Market Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund and U.S. Large Cap Equity Fund), including the schedules of portfolio investments, as of August 31, 2011, and the related statements of operations for the year then ended, changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
October 28, 2011

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited)
August 31, 2011

Other Federal Income Tax Information (Unaudited):

For the year ended August 31, 2011, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with the 2011 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2011, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Balanced Fund	40.48%
U.S. Large Cap Equity Fund	100.00%

For the year ended August 31, 2010, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Balanced Fund	42.59%
U.S. Large Cap Equity Fund	100.00%

The Tax-Free Money Market Fund and Intermediate Tax-Free Bond Fund designated $331,478 and $1,221,249 respectively, of its income distributions as tax-exempt distributions for the year ended August 31, 2011.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2011:

Fund	Amount
U.S. Treasury Fund	$ 9,980
Tax-Free Money Market Fund	1,427
Intermediate Tax-Free Bond Fund	12,870

For the year ended August 31, 2011, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Fund	$16,766
Tax-Free Money Market Fund	8,692
Intermediate Tax-Free Bond Fund	313

For the year ended August 31, 2011, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
Cash Management Fund	$145,860
U.S. Treasury Fund	105,846
Short-Term Income Fund	2,331,744
Bond Fund	1,475,158
Intermediate Bond Fund	895,265
Balanced Fund	991,150

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)
August 31, 2011

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENTS

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. (“Cavanal Hill”) was formally considered by the Board of Trustees at meetings held on July 27, 2011 and July 28, 2011. The Trustees reviewed extensive material in connection with their review of the Advisory Agreement, including data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected Cavanal Hill’s fee waivers in place, Cavanal Hill’s contractual investment advisory fee levels, as well as additional voluntary fee waivers. The information provided to the Trustees at the meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by Cavanal Hill, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and Cavanal Hill.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement between the Trust and Cavanal Hill, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. Cavanal Hill’s senior management and portfolio managers presented information to the Trustees at Trustee meetings and discussed Fund performance and the Fund’s investment objectives, strategies and outlook. The Trustees considered the background and experience of Cavanal Hill’s senior management and the expertise of investment personnel of Cavanal Hill responsible for the day-to-day management of each Fund. The Trustees also considered Cavanal Hill’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Particular attention was given to the overall performance of Cavanal Hill following the market turmoil and financial crisis of prior years. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

Investment performance reports and related financial information for the Fund were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One-, three-, five- and ten-year performance data was presented. The Trustees discussed with Cavanal Hill the performance goals and the actual results achieved in managing the Fund as well as the effect of market conditions on the Funds. Despite challenges in the low rate environment, the U.S. Treasury Fund ranked #1 in its 175-fund peer group for the 12-month period ending May 31, 2011. The Administrative Share Class of Cash Management Fund ranked in the top quartile, with all but one of the remaining Money Market Funds following closely behind in the second quartile. The Service Share Class of the Tax-Free Money Market struggled a bit, ending up in the third quartile. The Cavanal Hill Fund fixed-income performance was excellent during the same period. Without exception, all fixed-income classes earned a spot in the top quartile of their peer group. Equity performance in terms of peer group rankings struggled during the 12-month period ending May 31, 2011. Both of the U.S. Large Cap Equity Fund Share Classes ranked in the lowest quartile. The Balanced Fund Shares Classes performed at par with their peers. Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Cavanal Hill Funds was within an acceptable range.

Cost of Services and Profits Realized by Cavanal Hill and Its Affiliates

The Trustees considered peer group comparable information with respect to the investment advisory fees charged by Cavanal Hill to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. Information on additional voluntary fee waivers was also presented. The Trustees reviewed administration, custody and distributor fees received, respectively, by Cavanal Hill and its affiliates, BOKF, N.A. and BOSC, Inc. The Trustees also considered the fallout benefits to Cavanal Hill of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by Cavanal Hill with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents Cavanal Hill’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by Cavanal Hill. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, Cavanal Hill noted that, while consistent with prior years’ presentations, the allocation methodology continued to be refined. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by Cavanal Hill affect the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)
August 31, 2011

Trustees also took into account the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, in all Fund classes, the Lipper peer group report reflected median investment adviser fees generally in excess of the fees charged by Cavanal Hill. The Trustees analyzed the fees paid to Cavanal Hill in light of performance and the services provided, and in light of profitability to Cavanal Hill. Based on their review, the Trustees concluded that the profitability to Cavanal Hill under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees noted in this regard the contractual fee waivers granted by Cavanal Hill disclosed in the Fund’s prospectus could not be decreased in the upcoming year without notice to and approval by the Trustees. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints, and that the fee waivers granted by Cavanal Hill had produced benefits to shareholders that were at least as favorable as those that would be expected to be produced by contractual fee breakpoints. The Trustees determined that its review of potential economies of scale supports its decision to approve the Advisory Agreement.

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)
August 31, 2011

U.S. Treasury Fund:
Percentage of
Security Allocation	Net Assets
Corporate Bonds	16.1%
U.S. Treasury Obligations	19.9%
Repurchase Agreements	65.3%
Total	101.3%

Cash Management Fund:
Percentage of
Security Allocation	Net Assets
Certificates of Deposit	8.0%
Commercial Paper	27.5%
U.S. Government Agency Securities	8.0%
Repurchase Agreements	56.5%
Total	100.0%

Tax-Free Money Market Fund:
Percentage of
Security Allocation	Net Assets
Municipal Bonds	89.2%
Commercial Paper	6.3%
Investment Companies	4.4%
Total	99.9%

Intermediate Tax-Free Bond Fund:
Percentage of
Security Allocation	Net Assets
Municipal Bonds	88.7%
Investments in Affiliates	10.7%
Total	99.4%

Short-Term Income Fund:
Percentage of
Security Allocation	Net Assets
Asset Backed Securities	4.3%
Mortgage Backed Securities	33.1%
Corporate Bonds	12.6%
Municipal Bonds	0.6%
U.S. Government Agency Securities	12.9%
U.S. Treasury Obligations	33.4%
Investments in Affiliates	3.4%
Total	100.3%

Intermediate Bond Fund:
Percentage of
Security Allocation	Net Assets
Asset Backed Securities	1.6%
Mortgage Backed Securities	39.3%
Corporate Bonds	18.0%
Taxable Municipal Bonds	0.4%
U.S. Government Agency Securities	4.6%
U.S. Treasury Obligations	31.8%
Investments in Affiliates	3.8%
Total	99.5%

Bond Fund:
Percentage of
Security Allocation	Net Assets
Asset Backed Securities	1.4%
Mortgage Backed Securities	37.9%
Corporate Bonds	15.0%
Taxable Municipal Bonds	1.4%
U.S. Government Agency Securities	6.6%
U.S. Treasury Obligations	36.8%
Investments in Affiliates	0.6%
Total	99.7%

Balanced Fund:
Percentage of
Security Allocation	Net Assets
Common Stocks	46.5%
Asset Backed Securities	0.8%
Mortgage Backed Securities	17.2%
Corporate Bonds	6.6%
Taxable Municipal Bonds	0.4%
U.S. Government Agency Securities	4.7%
U.S. Treasury Obligations	11.7%
Investment Companies	8.4%
Investments in Affiliates	1.7%
Total	98.0%

U.S. Large Cap Equity Fund:
Percentage of
Security Allocation	Net Assets
Common Stocks	99.9%
Investments in Affiliates	0.6%
Total	100.5%

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)

Trustees and Officers of Cavanal Hill Funds
August 31, 2011

The following table sets forth certain information about each of the Trust’s Officers.

				Number of
		Term of Office;		Portfolios in	Other
	Position(s) Held	Term Served in	Principal Occupation(s)	Fund Complex	Directorships*
Name and Age	with the Trust	Office	During Past 5 Years	Overseen	Held
Scott H. Rhodes Age: 52	Treasurer	Indefinite, 9/10—Present	From February 2010 to present, SVP of Citi Fund Services Ohio, Inc. From September 2005 to January 2010, various positions for GE Asset Management Inc., including Manager, Treasurer, and Financial & Operations Principal.	9	None

James L. Huntzinger Age: 61	President, Assistant Secretary	Indefinite, 6/08—Present	From 2002 to present, Chief Investment Officer for BOK Financial Corporation.	9	None

Fred J. Schmidt Age: 52	Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 4/08—Present	From 2011, Director of Citi Fund Services Ohio, Inc., CCO Services. From 2004 to 2011, Senior Vice President of Citi Fund Services Ohio, Inc., CCO Services	9	None

Kristin L. Walters Age: 39	Secretary	Indefinite, 4/08—Present	From September 2007 to present, Vice President, Director of Compliance and from November 2006 to September 2007, Assistant Vice President of Cavanal Hill Investment Management, Inc.	9	None

The following table sets forth certain information about each of the Trust’s Trustees.

				Number of
		Term of Office;		Portfolios in	Other
	Position(s) Held	Term Served in	Principal Occupation(s)	Fund Complex	Directorships*
Name and Age	with the Trust	Office	During Past 5 Years	Overseen	Held
Independent Trustees:
William H. Wilson Jr. Age: 52	Trustee, Chairman	Indefinite, 5/08—Present	Partner of Sage Partners, Keystone Exploration, and 3C Farms.	9	None

David L. Foster Age: 63	Trustee	Indefinite, 5/08—Present	Chief Executive Officer of the Williford Companies.	9	None

Interested Trustees:
Scott Grauer** Age: 47	Trustee	Indefinite, 1/10—Present	From July 2008 to present, Executive Vice President, Wealth Management Division, BOK Financial Corporation; from 1991 to present, President and CEO, BOSC, Inc.	9	None

*
Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**
Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOK Financial Corporation, the parent of Cavanal Hill Investment Management, Inc., and the President and CEO of BOSC, Inc., the distributor of the Trust. Mr. Grauer is also Vice Chairman of the Board of BOSC, Inc., Chairman of the Board of Cavanal Hill Investment Management, Inc. and serves as a member of the board for other BOK Financial Corporation subsidiaries.

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)
August 31, 2011

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 through August 31, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period*
	3/1/11	8/31/11	3/1/11 - 8/31/11	3/1/11 - 8/31/11
U.S. Treasury Fund
Administrative Shares[1]	$1,000.00	$1,000.10	$0.50	0.10%
Service Shares[1]	1,000.00	1,000.10	0.50	0.10%
Institutional Shares[1]	1,000.00	1,000.10	0.50	0.10%

Cash Management Fund
Administrative Shares[1]	1,000.00	1,000.10	0.86	0.17%
Service Shares[1]	1,000.00	1,000.10	0.91	0.18%
Institutional Shares[1]	1,000.00	1,000.10	0.86	0.17%

Tax-Free Money Market Fund
Administrative Shares[1]	1,000.00	1,000.10	1.11	0.22%
Service Shares[1]	1,000.00	1,000.00	1.21	0.24%
Institutional Shares[1]	1,000.00	1,000.20	1.11	0.22%
Select Shares[1]	1,000.00	1,000.40	0.86	0.17%

Intermediate Tax-Free Bond Fund
Investor Shares[1]	1,000.00	1,054.40	3.42	0.66%
Institutional Shares[1]	1,000.00	1,055.30	2.59	0.50%
Class A Shares[2]	1,000.00	1,039.00	2.56	0.75%

Short-Term Income Fund
Investor Shares[1]	1,000.00	1,017.50	3.25	0.64%
Institutional Shares[1]	1,000.00	1,018.40	2.34	0.46%
Class A Shares[2]	1,000.00	1,010.40	2.39	0.71%

Intermediate Bond Fund
Investor Shares[1]	1,000.00	1,035.20	4.57	0.89%
Institutional Shares[1]	1,000.00	1,036.50	3.29	0.64%
Class A Shares[2]	1,000.00	1,019.90	3.07	0.91%

Bond Fund
Investor Shares[1]	1,000.00	1,046.30	4.18	0.81%
Institutional Shares[1]	1,000.00	1,046.50	2.89	0.56%
Class A Shares[2]	1,000.00	1,032.90	2.75	0.81%

Balanced Fund
Investor Shares[1]	1,000.00	971.90	4.32	0.87%
Institutional Shares[1]	1,000.00	973.20	3.08	0.62%
Class A Shares[2]	1,000.00	949.00	2.80	0.86%

U.S. Large Cap Equity Fund
Investor Shares[1]	1,000.00	894.40	4.39	0.92%
Institutional Shares[1]	1,000.00	895.90	3.25	0.68%
Class A Shares[2]	1,000.00	887.70	2.97	0.94%

CAVANAL HILL FUNDS

Additional Fund Information, Concluded (Unaudited)
August 31, 2011

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period*
	3/1/11	8/31/11	3/1/11 - 8/31/11	3/1/11 - 8/31/11
U.S. Treasury Fund
Administrative Shares[1]	$1,000.00	$1,024.70	$0.51	0.10%
Service Shares[1]	1,000.00	1,024.70	0.51	0.10%
Institutional Shares[1]	1,000.00	1,024.70	0.51	0.10%

Cash Management Fund
Administrative Shares[1]	1,000.00	1,024.35	0.87	0.17%
Service Shares[1]	1,000.00	1,024.30	0.92	0.18%
Institutional Shares[1]	1,000.00	1,024.35	0.87	0.17%

Tax-Free Money Market Fund
Administrative Shares[1]	1,000.00	1,024.10	1.12	0.22%
Service Shares[1]	1,000.00	1,024.00	1.22	0.24%
Institutional Shares[1]	1,000.00	1,024.10	1.12	0.22%
Select Shares[1]	1,000.00	1,024.35	0.87	0.17%

Intermediate Tax-Free Bond Fund
Investor Shares[1]	1,000.00	1,021.88	3.36	0.66%
Institutional Shares[1]	1,000.00	1,022.68	2.55	0.50%
Class A Shares[2]	1,000.00	1,014.21	2.52	0.75%

Short-Term Income Fund
Investor Shares[1]	1,000.00	1,021.98	3.26	0.64%
Institutional Shares[1]	1,000.00	1,022.89	2.35	0.46%
Class A Shares[2]	1,000.00	1,014.34	2.39	0.71%

Intermediate Bond Fund
Investor Shares[1]	1,000.00	1,020.72	4.53	0.89%
Institutional Shares[1]	1,000.00	1,021.98	3.26	0.64%
Class A Shares[2]	1,000.00	1,013.67	3.06	0.91%

Bond Fund
Investor Shares[1]	1,000.00	1,021.12	4.13	0.81%
Institutional Shares[1]	1,000.00	1,022.38	2.85	0.56%
Class A Shares[2]	1,000.00	1,014.00	2.73	0.81%

Balanced Fund
Investor Shares[1]	1,000.00	1,020.82	4.43	0.87%
Institutional Shares[1]	1,000.00	1,022.08	3.16	0.62%
Class A Shares[2]	1,000.00	1,013.84	2.89	0.86%

U.S. Large Cap Equity Fund
Investor Shares[1]	1,000.00	1,020.57	4.69	0.92%
Institutional Shares[1]	1,000.00	1,021.78	3.47	0.68%
Class A Shares[2]	1,000.00	1,013.57	3.16	0.94%

1	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
2
Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by the number of days in the period from May 2, 2011 (commencement of operations) through August 31, 2011, divided by the number of days in the fiscal year.

*	Annualized.

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C A V A N A L   H I L L   F U N D S

Ann-08/11

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is David L. Foster who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
2010 – $88,000
2011 – $96,500

(b) Audit Related Fees
2010 – $28,000
2011 – $37,250

(c) Tax Fees
2010 – $27,300 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

2011 – $31,535 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

(d) All Other Fees
2010 – $0
2011 – $0

(e)(1)

CAVANAL HILL FUNDS

Audit and Non-Audit Services Pre-Approval
Policies and Procedures

1.  Purpose

             Under Section 10A of the Securities Exchange Act of 1934, as amended (the “Act”), codifying applicable portions of the Sarbanes-Oxley Act of 2002, the Audit Committee (the “Committee”) of the Board of Trustees of the Cavanal Hill Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, audit and non-audit services performed by the independent auditor for the Trust are required to be approved by the Committee in order to assure that they do not impair the auditor’s independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.  General Pre-Approval Policies

             It is the policy of the Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, in any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

             While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendation. No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III.  Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Committee’s Chairman. The Committee’s Chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

	a.	audit engagement, particularly for interim periods;

	b.	preparation of fund tax returns;

	c.	review and consents with respect to use of reports in post-effective amendments to the registration statement of the Trust;

	d.	review of IRS shareholder materials;

	e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

	f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.	The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full Board of Trustee’s.

11.	Pre-approvals will be granted for a period of no more than one year.

IV.  Procedures for Pre-Approval by a Delegate of the Committee

1.	Where it has been determined by the Committee’s Chairman that consideration of a request for pre-approval by the full Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, William H. Wilson Jr. and David L. Foster have each been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

	a.	audit engagement, particularly for interim periods;

	b.	preparation of fund tax returns;

	c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

	d.	review of IRS shareholder materials;

	e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

	f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Chairman of the Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.  Procedures for Monitoring Engagements
Authorized Under Pre-Approval Procedures

             The independent auditor shall inform the Committee’s Chairman in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI.  Amendment

             These Policies and Procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

As adopted: October 17, 2003

As amended: July 30, 2009

(e)(2)
2010 – 0%
2011 – 0%

(f) Not Applicable

(g)     2010 – $0
          2011 – $0

(h) The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.
(b) Not applicable.
(b) (1) Not applicable.
(b) (2) Not applicable.
(b) (3) Not applicable.
(b) (4) Not applicable.
(b) (5) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cavanal Hill Funds

By (Signature and Title)*	/s/ Scott Rhodes, Treasurer
Scott Rhodes, Treasurer

Date	October 25, 2011

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Scott Rhodes, Treasurer
Scott Rhodes, Treasurer

Date	October 25, 2011

By (Signature and Title)*	/s/ James L. Huntzinger, President
James L. Huntzinger, President

Date	October 25, 2011